[Zweig Series Trust Logo]

                            1998 SEMI-ANNUAL REPORT

      DESPITE INCREASED
VOLATILITY, THE BULLISH
    CASE REMAINS STRONG.

TABLE OF CONTENTS

Shareholder Letter                     1
Zweig Appreciation Fund Q&A            2
Zweig Strategy Fund                    4
Zweig Appreciation Fund                5
Zweig Managed Assets                   6
Zweig Growth & Income Fund             7
Zweig Foreign Equity Fund              8
Zweig Government Fund                  9
Zweig Government Cash Fund             9
Statement of Net Assets               10
Statement of Operations               39
Statement of Changes in Net Assets    40
Notes to Financial Statements         42
Financial Highlights                  46

This report has been prepared for the information of shareholders of Zweig Series Trust and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Trust's sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money. Call your financial advisor or Zweig at 1-800-272-2700 to obtain a copy of the prospectus.

The performance data quoted represent past performance, which is no guarantee of future results, and does not take into account sales charges. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity or person.

Dear Fellow Shareholder,

Despite increased volatility during the year, the bullish case remains strong. Though we reduced our domestic equity exposure from 100% at year-end 1997, our current allocation of 85% positions us to take advantage of favorable economic conditions, namely continued low rates of interest and inflation.

The stock market enjoyed strong performance through its peak in April. It confounded most strategists by rallying over 13% in the first quarter despite widely predicted lower earnings for S&P 500 companies, stemming from uncertainty about the effect of Asia's financial difficulties on U.S. corporations. The S&P 500 Index finished the first half of the year up 17.6%, despite a slight slowdown in corporate earnings and another bout of Asian economic turmoil that created volatility in April and May.

Though many investors fear the effect of Asia on U.S. corporate earnings, I believe the concerns are overdone. Overall earnings are still strong, and Asia's economic difficulties could actually help maintain the current health of the U.S. monetary environment by suppressing interest rates and inflation. We saw evidence of this during the first half of the year. Asian currency devaluations produced a glut of cheap exports from the Pacific Rim while the dollar strengthened, making U.S. goods more expensive for foreigners to buy. The situation forced U.S. companies to keep their prices stable in order to compete with Asian products both here and abroad. It also kept the Federal Reserve from raising interest rates.

We scaled back our exposure during the period due to a downtick in our monetary model as long-term interest rates rose slightly early in the year. Our research is still very positive, however, because the weight of the monetary evidence remains strong. The attractive market conditions are led by falling commodity prices and low inflation, both of which create downward pressure on interest rates.

Our sentiment model has remained neutral. Some of the long-term sentiment indicators are poor. Mutual funds, for example, currently have record-low assets in cash, which indicates a high level of investor confidence and declining liquidity available for future purchases. But the short-term sentiment indicators are positive. We detected a rise in pessimism (which our model interprets as positive) following the market's peak in April, and even more nervousness after news of further economic turmoil in Asia and Russia.

The momentum model finished the period in neutral territory as the market spent most of the second quarter in a narrow trading range. Among the indicators we track in our momentum model is the amount of divergences in the market. For example, large-cap stocks have done better than smaller ones. Also, the number of new highs has contracted, while the number of new lows has expanded. In a healthy market, the soldiers should follow the general, so to speak. A lot of divergences can be an indication that momentum is deteriorating.

Our bullish position enabled us to participate solidly in the market's rise this year. I trust that those of you who share my respect for risk are pleased with the returns we have generated. I continue to place as much emphasis on limiting losses as I do on generating returns. As long as our indicators remain positive and we see low levels of risk in the market, we'll keep our investment exposure at levels we believe will enable us to participate in the market's advance.

Right now, we are monitoring Japan's actions to bolster its currency (the yen), which fell to extreme lows against the dollar during the second quarter. Prolonged weakness in Japan may partially explain the unusual period of low inflation in the U.S., despite levels of economic strength that have historically fostered higher inflation. If the Japanese economy rebounds, we will watch closely for signs of rising inflation in the U.S.

Commentaries on our mutual funds by the portfolio managers follow, starting on page 4. My associates and I thank you for continuing to support our efforts.

Sincerely,


/s/ Martin E. Zweig        [picture appears here]
-------------------
MARTIN E. ZWEIG, Ph.D.
President
July 14, 1998


"I TRUST THAT
THOSE OF YOU
WHO SHARE MY
RESPECT FOR RISK
ARE PLEASED WITH
THE RETURNS WE
HAVE GENERATED."

Zweig Appreciation Fund has consistently delivered superior risk-adjusted returns to shareholders since its inception in 1991. Below, portfolio manager David Katzen discusses some of the reasons for Appreciation's success.

How have you been able to capture over 90% of the return of the Russell 2000 Index over the past five years with about half as much risk?*

Through timely asset allocation and strong overall stock selection. Marty Zweig and his analysts determine what percentage of the fund should be invested in stocks. Their goal is to be in gear with the major trend of the market, and they place a priority on limiting losses during major market declines.

    While we've been in a bull market for most of the past eight years, and there's been little opportunity to add value through risk control, small-cap stocks have experienced greater volatility than larger stocks. Our reduced market exposure protected capital during the market decline of 1994 and again last year. By declining less during these market corrections, we didn't waste as much of the subsequent advances just getting back to even.

    Still, that we've basically kept up with an all-equity benchmark like the Russell 2000 during a bull market, with an average market exposure of about 65%, shows that we've had strong stock selection. We screen 2,000 stocks and narrow the selection to about 500 small-cap stocks based on growth and value characteristics. I'm very proud of the fund's returns.

Why is the concept of "risk-adjusted" return so important?

A fund's risk-adjusted return measures not so much what you got, but how much you got relative to the risk you took. In a prolonged bull market like the one we've had, people tend to forget that managers who hit home runs in bull markets can easily strike out in bear markets.

    There are several ways to measure risk-adjusted results. Sharpe ratio measures how much return a fund has generated relative to how much risk it took. Basically, the higher the Sharpe ratio, the more "bang for the buck" you got. Standard deviation measures how volatile a fund's returns are. The lower the standard deviation, the less volatile the investment is. Maximum NAV decline, the most easily understood measurement of risk, measures how much an investor could have lost on a peak-to-trough basis. It's basically a fund's worst drawdown.

    Our risk-adjusted performance, as measured by these yardsticks, has been superior.(+) Appreciation Fund's three-year Sharpe ratio is 1.55 compared to
0.92 for the average small-cap fund. The fund's three-year standard deviation is 10.8, compared to 19.7 for the average. Five-year standard deviation is great too--9.2 compared to an average of 16.7. Our maximum NAV decline is -7.5% since the fund's inception, less than half of the -18.7% drop that the average small-cap fund experienced. o

    Our shareholders hire us to make money, but not at the risk of suffering big losses. They expect us to match or outperform our benchmarks over the course of bull and bear market cycles. I think they understand that we are likely to underperform during bull markets and to outperform during bear markets (although not necessarily with positive returns).

 * Class A Shares only. Return does not include initial or contingent deferred sales charges. The maximum sales charge is 5.5% for A Shares.

(+)Past performance is no guarantee of future results.

 o Sources: Morningstar, Lipper and FundScope. Maximum declines do not include any initial or contingent deferred sales charges.

STANDARD DEVIATION
Standard deviation measures how much the return of an investment varies from its historical norm. Generally, the higher an investment's standard deviation, the greater the risk.

SHARPE RATIO
Sharpe ratio measures the reward gained for the amount of risk taken. Let's say we wanted to calculate the Sharpe ratio of a particular fund. First, we would figure out how much the fund returned over an investment with no risk, using three-month Treasury bills as a proxy. Then we would divide that figure by the standard deviation, or volatility, of the fund's returns.

Quotron Symbols:
ZAPAX / ZAPBX / ZAPCX

Net assets as of 6/30/98:
$ 608 Million

Portfolio Manager:
David Katzen

A risk-averse approach to
  the growth potential
 of small-company stocks

MAXIMUM NAV DECLINE
We measure maximum NAV decline as the largest high-to-low drop in the week-to-week net asset value of a fund during a given period. Maximum decline is expressed as a percentage decline.

PRICE/EARNINGS RATIO (P/E)
P/E ratio is calculated by dividing the price of a stock by its earnings per share. Generally, investors who buy stocks with higher P/Es are paying more for that company's earnings growth. P/E ratio is also referred to as a stock's multiple.

Many funds produce exhilarating gains during bull markets and exasperating losses during bear markets. These funds may ultimately produce very marketable gains. But all too often, the people who invest in these funds fail to achieve their objectives because they can't handle the ride down, so they end up selling their shares at exactly the wrong time. In other words, there's a huge gap between fund performance and people performance. Funds with superior risk-adjusted results improve the odds of a shareholder staying in a fund long enough to achieve attractive long-term returns.

How do you pursue superior risk-adjusted results?

First, by being willing to gradually adjust the market exposure of the fund according to Marty Zweig's research, and second, by constructing a portfolio of stocks with a combination of attractive growth and value characteristics. It would be great if I could buy a stock that's attractively priced and has great growth characteristics, but the market's too efficient to find such obvious values. Instead, I assemble a portfolio that contains some stocks with moderate growth characteristics and compelling valuations. Other stocks may have compelling growth characteristics and moderately attractive valuations.

     What we wind up with is a portfolio with overall characteristics that would be hard to find in an individual stock: price-earnings ratios that are about half as much as the benchmark and earnings growth rates that are nearly 20% to 30% higher than the benchmark. Our research has found that in the long run, a portfolio with these overall qualities will produce superior returns with a smoother ride.

What advantages are there in picking stocks quantitatively through computer analysis, as you do, versus going out and visiting with companies?

Quantitative analysts look at the same fundamentals that traditional analysts examine, such as earnings growth, profit margins and relative valuations. Quantitative analysts use data to examine these fundamentals, while traditional analysts "kick the tires" by visiting with company officers and studying specific industries.

    Quantitative analysis can be more objective because it takes the emotion out of stock picking. My decisions about which stocks to buy have nothing to do with my feelings toward a company's executives. I look for stocks with favorable relationships between their growth and value characteristics. If a stock ranks highly in our models, then it's a buy. If not, we stay away.

    Quantitative analysis is more time-efficient too, since computer models are able to digest vast amounts of information more rapidly than a traditional analyst. I can research a new quantitative measure of earnings momentum, for example, and it's almost as if I'm visiting several hundred companies at once. And while an analyst may believe that a particular company is undervalued on an absolute basis, he or she may have trouble determining the stocks' attractiveness relative to other stocks. A computer can assess a stock's value or a company's growth relative to the 2,000-stock universe that we utilize for Zweig Appreciation Fund.

    To be fair, quantitative analysis also has its drawbacks. At the end of the day, a model is a model--it's not the real world. A model may be able to analyze 85% of what drives a stock's price, but it doesn't capture the whole picture. That's one of the reasons we don't take a fully automated approach. We devote nearly as many resources to implementing our approach as we do to developing the models.

ZWEIG STRATEGY FUND

A risk-averse approach to the growth potential of mid-sized and large-company stocks

For the first half of 1998, the fund's Class A Shares returned 8.3%, compared to the Lipper Growth Fund Average of 15.1% and the 17.7% return of the S&P 500 Index. The fund's Class B and C Shares (which have no initial sales charge but bear higher expenses) both returned 7.9%.

    Our computer model screens a universe of 1,000 of the largest, most liquid stocks for those that have favorable growth and value characteristics. While this approach has worked well over time, the current environment has been challenging. Our analysis shows that stocks on the smaller end of the large-cap spectrum have more favorable valuations than do very large company stocks.

    It has become increasingly difficult for investors to find value in today's market. So instead, they are gravitating away from traditional benchmarks of value--namely price-to-earnings (P/E) ratios--and equating size with safety. As a result, financially strong companies with brand names are selling at abnormally high P/E ratios, despite unremarkable growth rates. Companies with more attractive earnings growth are trading at much lower P/E ratios. Within the S&P 500, the average P/E ratio of the top 50 stocks is 49.6, while the bottom 50 stocks have an average P/E of 17.7.

    Our discipline prevents us from ignoring traditional benchmarks of value. Moreover, we believe that investing solely on the basis of market capitalization is imprudent (market capitalization is calculated by multiplying the number of a company's outstanding shares by the price per share). We prefer to adhere to our proven process of choosing stocks with strong fundamentals and attractive valuations. Our overweightings in retail and automobile stocks helped the fund's performance during the first half of the year. Airline stocks also did well, benefiting from low oil prices, increased spending by consumers and pricing leverage. The fund's utilities and tobacco stocks dragged down returns, as did our energy holdings, which suffered from the same low oil prices that boosted our airline stocks.

PERFORMANCE annualized since inception (12/29/89)*

Zweig Strategy Fund         Lipper Growth         S&P 500
     A Shares              Fund Average(+)         Index
-------------------        ---------------        -------
       12.6%                    15.7%              17.8%

AVG. MARKET EXPOSURE: 68%

PERFORMANCE after all charges and expenses

              INCEPTION       AVG. MARKET EXPOSURE      5 YEAR      1 YEAR
              ------------------------------------------------------------
A Shares        11.8%                 68%                12.5%       14.0%
B Shares        13.5%                 71%                 N/A        13.8%
C Shares        12.6%                 67%                12.9%       18.4%
--------------------------------------------------------------------------

Inception dates: A Shares-12/29/89, B Shares-4/8/96, C Shares-2/4/92

ASSET MIXES for 1998 o

                 [PIE CHARTS APPEAR HERE -- PLOT POINTS BELOW]

                Stocks       Cash                          Stocks       Cash
                ------       ----                          ------       ----
   March 31      89%         11%              June 30        85%         15%


TOP INDUSTRY GROUPS as of 6/30/98**

                 [BAR GRAPH APPEARS HERE -- PLOT POINTS BELOW]

                   Non-Bank Financial                  19.5%
                   Consumer Cyclical                   18.8%
                   Transportation                      14.3%
                   Utilities                           11.8%
                   Capital Goods                       11.3%
                   Basic Materials                      8.8%
                   Energy                               5.5%
                   Technology                           4.7%
                   Consumer Staples                     3.8%
                   Health Care                          1.2%

 * These returns do not include any initial or contingent deferred sales charges. The Lipper Growth Fund Average is based on the total return of 199 funds. The annualized return for the Class B Shares since their inception on 4/8/96 is 15.0%. The annualized return for the Class C Shares since their inception on 2/4/92 is 12.6%. The S&P 500 Index is unmanaged and cannot be invested in directly.

(+) The period measured is from 12/31/89 due to Lipper's weekly data.

 o For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash.



 ** Percentage of the stock portion of the fund only; does not take into account the fund's cash or futures position.

ZWEIG APPRECIATION FUND

A risk-averse approach to the growth potential of small-company stocks

For the first half of 1998, the fund's Class A Shares returned 8.4%, outperform-ing both the 6.5% return of the Lipper Small-Company Fund Average and the 4.9% return of the Russell 2000 Index. The Class B and C shares (which have no initial sales charge but bear higher annual expenses) returned 7.9% and 8.0%, respectively.

    Small-cap stocks experienced greater volatility this year as the strong U.S. economy began to show signs of weakening. Though we continue to enjoy low interest rates and low inflation, many companies reported lower earnings, indicating a slowing of the economy. Small-cap stocks tend to be more sharply affected by the business cycle because they lack the size and financial resources that cushion large companies during economic downturns. Note the performance difference between the Russell 2000 Index and the S&P 500 year to date--the Russell 2000 returned 4.9%, vs. the S&P return of 17.7%.

    We have no way of forecasting whether concern over the weakening business cycle will continue to weigh heavily on small company stocks. In the meantime, we continue to emphasize risk control in an effort to limit some of the volatility that has besieged our peers in the small-cap arena. Our focus on stocks with low price-to-earnings ratios, at a time when small-cap stocks are certainly not undervalued, has helped stabilize the fund and enhance performance.

    Our holdings in consumer cyclicals, particularly retail chains, produced strong returns. These sectors benefited from low unemployment and slight wage inflation, which resulted in consumers spending more on discretionary items like cars and clothes. Financial stocks also performed well, aided by consolidation, good valuations and a continued demand for financial services.

PERFORMANCE annualized since inception (10/7/91)*

Zweig Appreciation Fund         Lipper Small-Co.        Russell 2000
     A Shares                   Fund Average(+)             Index
-----------------------         ---------------         ------------
       14.7%                          17.3%                  16.9%

AVG. MARKET EXPOSURE: 68%

PERFORMANCE after all charges and expenses

              INCEPTION       AVG. MARKET EXPOSURE      5 YEAR      1 YEAR
              ------------------------------------------------------------
A Shares        13.7%                 68%                13.5%       17.2%
B Shares        17.4%                 71%                 N/A        17.0%
C Shares        13.0%                 67%                14.0%       21.6%
--------------------------------------------------------------------------

Inception dates: A Shares-10/7/91, B Shares-4/8/96, C Shares-2/4/92

ASSET MIXES for 1998 o

                 [PIE CHARTS APPEAR HERE -- PLOT POINTS BELOW]

                Stocks       Cash                          Stocks       Cash
                ------       ----                          ------       ----
   March 31      90%         10%              June 30        84%         16%


TOP INDUSTRY GROUPS as of 6/30/98**

                 [BAR GRAPH APPEARS HERE -- PLOT POINTS BELOW]

                   Consumer Cyclical                   21.1%
                   Non-Bank Financial                  19.2%
                   Capital Goods                       19.1%
                   Basic Materials                      9.1%
                   Transportation                       7.4%
                   Consumer Staples                     7.3%
                   Technology                           4.2%
                   Utilities                            4.1%
                   Energy                               3.4%
                   Health Care                          2.9%

 * These returns do not include any initial or contingent deferred sales charges. The Lipper Small-Company Fund Average is based on the total return of 92 funds. The annualized return for the Class B Shares since their inception on 4/8/96 is 19.0%. The annualized return for the Class C Shares since their inception on 2/4/92 is 13.0%. The Russell 2000 Index is unmanaged and cannot be invested in directly.

(+) The period measured is from 10/10/91 due to Lipper's weekly data.

 o For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash.

 ** Percentage of the stock portion of the fund only; does not take into account the fund's cash or futures position.

ZWEIG MANAGED ASSETS

A risk-averse approach to domestic and foreign stocks and bonds

For the first half of 1998, the fund's Class A Shares returned 10.6%, ahead of the 9.2% returned by the Lipper Global Flexible Fund Average. The Class B and C Shares (which have no initial sales charge but bear higher expenses) both returned 10.2%.

    We kept our overall exposure to stocks and bonds relatively unchanged during the period, starting and finishing the first half of the year at approximately 87%. We increased our foreign equity exposure in the first quarter as European markets experienced strong gains. As risk levels rose in the second quarter, however, we adopted a more conservative stance by gradually decreasing our equity exposure overall.

    The shift helped stabilize the fund's performance as a string of debacles overseas--unrest in Indonesia, fiscal crisis in Russia and a Japanese yen that fell to an eight-year low against the dollar--affected equities in the second quarter. The fall of the yen in particular, which was caused by bad bank loans, a depressed stock market and the Asian financial crisis, caused volatility in equity markets worldwide. We were able to avoid some of the impact through currency hedging and minimal exposure in Asia.

    The flight to quality that resulted from the volatility overseas served as a boon for bonds in both the U.S. and Europe. Our holdings in U.S. Treasuries and German government bonds generated solid returns for the fund.

    We are still quite bullish on bonds. Our current duration--sensitivity to changes in interest rates--is 6.1 years. The main reason for our relatively high duration is the steep price declines in commodities and continued low inflation, both of which serve to keep interest rates low.

    We remain bullish on equities as well. The underpinnings of a rally, specifically low inflation, low interest rates and increased productivity gains, are firmly in place throughout Europe and the U.S. In addition, we believe the Asian financial crisis will help keep inflation and interest rates low worldwide.

PERFORMANCE annualized since inception (2/8/93)*

Zweig Managed Assets        Lipper Global Flexible
     A Shares                  Fund Average(+)
--------------------       -----------------------
       11.2%                        11.7%

AVG. MARKET EXPOSURE: 37% Stocks, 32% Bonds

PERFORMANCE after all charges and expenses

              INCEPTION       AVG. MARKET EXPOSURE      5 YEAR      1 YEAR
              ------------------------------------------------------------
A Shares        10.0%         Stocks 37%, Bonds 32%       9.7%       10.5%
B Shares        14.0%         Stocks 49%, Bonds 29%       N/A        10.3%
C Shares        10.4%         Stocks 37%, Bonds 32%      10.2%       14.7%
--------------------------------------------------------------------------

Inception dates: A Shares-2/8/93, B Shares-4/8/96, C Shares-2/8/93

ASSET MIXES for 1998 o

                 [PIE CHARTS APPEAR HERE -- PLOT POINTS BELOW]

                Stocks  Bonds  Cash                    Stocks  Bonds  Cash
                ------  -----  ----                    ------  -----  ----
   March 31      58%     34%    8%        June 30        50%    37%    13%

COUNTRY ALLOCATIONS as of 6/30/98

                                   Stocks             Bonds
                                   ------             -----
            United States           24.8%             18.7%
          ---------------------------------------------------------
            Australia                1.0               1.1
          ---------------------------------------------------------
            Denmark                  1.0               0.0
          ---------------------------------------------------------
            Finland                  1.4               1.0
          ---------------------------------------------------------
            France                   4.1               2.8
          ---------------------------------------------------------
            Germany                  4.9               2.8
          ---------------------------------------------------------
            Italy                    3.0               2.0
          ---------------------------------------------------------
            Netherlands              0.0               1.0
          ---------------------------------------------------------
            Spain                    4.3               1.5
          ---------------------------------------------------------
            Sweden                   1.2               1.9
          ---------------------------------------------------------
            United Kingdom           3.8               3.1
          ---------------------------------------------------------
            Other                    0.7               0.9
          ---------------------------------------------------------
            TOTAL                   50.2%             36.8%
          ---------------------------------------------------------

 * These returns do not include any initial or contingent deferred sales charges. The Lipper Global Flexible Fund Average is based on the total return of 16 funds. The annualized return for the Class B Shares since their inception on 4/8/96 is 15.5%. The annualized return for the Class C Shares since their inception on 2/8/93 is 10.4%.

(+) The period measured is from 2/11/93 due to Lipper's weekly data.

 o For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash.

ZWEIG GROWTH & INCOME FUND

A risk-averse approach to growth stocks and high dividend-yield stocks

For the first half of 1998, the fund's Class A Shares returned 6.5%, compared to the Lipper Growth & Income Fund Average of 12.1% and the 17.7% return of the S&P 500 Index. The fund's Class B and C Shares (which have no initial sales charge but bear higher expenses) both returned 6.1%.

    The fund screens a universe of 1,500 stocks with an average market capitalization of $2.8 billion. The average market capitalization of the fund is approximately $2 billion, which is at the low end of the range for mid-cap funds. Market capitalization is calculated by multiplying the number of a company's outstanding shares by the price per share.

    Our size exposure hurt returns during the first half of the year, a period characterized by the very largest stocks leading the market. It is important to note, however, that we do not choose stocks based exclusively on size. Rather, we look for stocks that have favorable relationships between their growth and value characteristics. At this point, the stocks that fit our parameters are smaller mid-cap stocks, mainly because the current valuations of many larger stocks are high relative to their historic norms.

    During the first half of 1998, the fund's growth stocks, significantly outperformed our income stocks. The trend reversed in the second quarter as increased volatility negatively impacted growth stocks with high price-to-earnings ratios (P/E ratio is calculated by dividing the price of a stock by its earnings per share. Essentially, the higher the P/E, the more an investor is paying for earnings growth).

    The fund's financial and transportation holdings performed well. Financial stocks benefited from a wave of consolidation and low interest rates, while low oil prices bolstered the transportation sector. On the income side, consumer cyclicals and capital goods helped returns.

    Our allocation to utilities dragged down performance slightly. We are still overweighted in the sector, however, because of their very low valuations and improving profit margins.

PERFORMANCE annualized since inception (11/26/96)*

     Zweig                     Lipper
Growth & Income             Growth & Income      S&P 500
 Fund A Shares              Fund Average(+)       Index
-------------------        ---------------       -------
     18.8%                       23.9%            31.0%

AVG. MARKET EXPOSURE: 77%

PERFORMANCE after all charges and expenses

              INCEPTION       AVG. MARKET EXPOSURE      1 YEAR
              ------------------------------------------------
A Shares        14.6%                 77%                15.4%
B Shares        15.0%                 77%                15.3%
C Shares        18.0%                 77%                19.8%
--------------------------------------------------------------

Inception date: 11/26/96

ASSET MIXES for 1998 o

                 [PIE CHARTS APPEAR HERE -- PLOT POINTS BELOW]

                Stocks       Cash                          Stocks       Cash
                ------       ----                          ------       ----
   March 31      90%         10%              June 30        83%         17%

TOP INDUSTRY GROUPS as of 6/30/98**

                 [BAR GRAPH APPEARS HERE -- PLOT POINTS BELOW]

                   Consumer Cyclical                   19.7%
                   Non-Bank Financial                  15.8%
                   Utilities                           15.8%
                   Capital Goods                       13.3%
                   Basic Materials                      8.8%
                   Transportation                       8.2%
                   Consumer Staples                     7.2%
                   Technology                           4.9%
                   Energy                               3.7%
                   Banking                              1.3%

 * These returns do not include any initial or contingent deferred sales charges. The Lipper Growth & Income Fund Average is based on the total return of 590 funds. The annualized return for the Class B Shares and the Class C Shares since their inception on 11/26/96 is 18.0%. The S&P 500 Index is unmanaged and cannot be invested in directly.

(+) The period measured is from 11/27/96 due to Lipper's weekly data.

 o For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash.

 ** Percentage of the stock portion of the fund only; does not take into account the fund's cash or futures position.

ZWEIG FOREIGN EQUITY FUND

A risk-averse approach to the international (non-U.S.) equity markets

For the first half of 1998, the fund's Class A Shares returned 13.2%, compared to the 15.5% returned by the Lipper International Fund Average, and the 15.8% returned by the Morgan Stanley World (excluding U.S.) Index. The fund's Class B and C Shares (which have no initial sales charge but bear higher expenses) both returned 12.8%.

    Our average market exposure during the period was 75%. We began the year at 66%, which we gradually increased to 85%--mainly in Europe--during the first quarter. The shift helped fund performance as European equities soared amid low inflation and low interest rates.

    We steadily cut back our exposure, primarily in Asia, as our models indicated risk levels rising in the second quarter. Volatility surged following currency declines in Indonesia, Japan and other Asian nations. Japan's currency, for example, fell to an eight-year low against the dollar, which further jeopardized the economic stability of neighboring Asian countries. The situation prompted us to decrease our exposure in Asia to 6% from a high of nearly 14% at the end of the first quarter. We ended the period with an overall market exposure of 68%.

    Widespread fears of an interest rate hike by Germany's central bank ignited European volatility and slowed investment momentum in the second quarter. We reduced our European exposure only slightly, however, because we believe growth prospects are still strong. The monetary environment remains positive, due to low interest rates and low inflation. In fact, most European nations rallied once it became clear that rates would remain stable.

    We are also bullish on Europe because many European stock markets are poised to capture a wave of assets from pension plans. The pension market in Europe is being deregulated, and equities--never as popular as bonds among European investors--are starting to win acceptance as an attractive investment option for pensions.

PERFORMANCE cumulative since inception (11/21/97)*

Zweig Foreign                                     Morgan Stanley
 Equity Fund         Lipper International        World (excluding
  A Shares               Fund Average               U.S.) Index
-------------        --------------------        ----------------
    14.4%                    14.1%                     14.4%

AVG. MARKET EXPOSURE: 66%

PERFORMANCE after all charges and expenses

                       INCEPTION         AVG. MARKET EXPOSURE
                       --------------------------------------
         A Shares         8.1%                   66%
         B Shares         8.2%                   66%
         C Shares        12.5%                   66%
         ----------------------------------------------------

         Inception date: 11/21/97

ASSET MIXES for 1998 o

                 [PIE CHARTS APPEAR HERE -- PLOT POINTS BELOW]

                Stocks       Cash                          Stocks       Cash
                ------       ----                          ------       ----
   March 31      85%         15%              June 30        68%         32%

COUNTRY ALLOCATIONS as of 6/30/98

                   Stocks                             Stocks
                   ------                             ------
  France            6.6%             Austria           2.7%
-------------------------------------------------------------
  Spain             6.2              Hong Kong         2.4
-------------------------------------------------------------
  Germany           6.1              Canada            1.9
-------------------------------------------------------------
  Sweden            5.7              Mexico            1.9
-------------------------------------------------------------
  United Kingdom    5.5              Belgium           1.8
-------------------------------------------------------------
  Italy             5.3              Denmark           1.7
-------------------------------------------------------------
  Netherlands       4.6              Finland           1.4
-------------------------------------------------------------
  Japan             4.2              Singapore         1.1
-------------------------------------------------------------
  Switzerland       3.8              New Zealand       1.1
-------------------------------------------------------------
  Australia         3.6              Malaysia          0.4
-------------------------------------------------------------
                                     TOTAL            68.0%
                                     ------------------------





 * Cumulative return since inception on 11/21/97. These returns do not include any initial or contingent deferred sales charges. The Lipper International Fund Average is based on the total return of 523 funds. The cumulative return for both the Class B Shares and the Class C Shares since their inception on 11/21/97 is 13.9%. The Morgan Stanley World (excluding U.S.) Index is unmanaged and cannot be invested in directly.

 o For purposes of determining asset mix, the fund's stock futures position is treated as reducing or increasing stock exposure and increasing or reducing cash.

ZWEIG GOVERNMENT FUND

Monthly income from U.S. Government securities

For the first half of 1998, the fund's Class A Shares returned 3.3%, compared to the 3.6% return of the Lipper U.S. Government Fund Average. The fund's Class B and C Shares (which have no initial sales charge but bear higher expenses) returned 3.0% and 3.1%, respectively.

    Bond prices, which ended the first quarter of the year relatively unchanged, surged in the second quarter. Consequently, yields fell sharply, ending the period at 5.6% (bond prices move in the opposite direction of yields). Bonds benefited from the global flight to quality--money moving from stocks to bonds--prompted by a rekindling of Asia's financial crisis, instability in Indonesia, and concerns about a currency devaluation in Russia. In addition, the yen's slide worsened Japan's economic crisis and spurred more foreign buying of U.S. bonds, primarily Treasuries.

    The strength of the dollar and a slight weakening of the robust U.S. economy were also positive developments for bonds. A strong dollar encourages foreign investors seeking returns from a favorable exchange rate to buy U.S. bonds. A slowing economy is generally good for bonds because it decreases the likelihood that the Federal Reserve will raise interest rates (rising rates cause bond prices to fall).

    In response to the positive environment for bonds, we kept our duration--sensitivity to changes in interest rates--high at 6.0 years. We remain bullish on bonds, particularly amid falling commodities prices, a sustained demand for bonds and continued volatility overseas.

PERFORMANCE annualized since inception (3/25/85)*

    Zweig                     Lipper
Government Fund           US Government
   A Shares              Fund Average (+)
---------------          ----------------
     7.2%                       8.3%

PERFORMANCE after all charges and expenses

                 10 YEAR/INCEPTION       5 YEAR        1 YEAR
                 --------------------------------------------
      A Shares          6.5%              4.1%           5.1%
      B Shares          5.2%               N/A           4.1%
      C Shares          5.5%              4.7%           8.4%
      -------------------------------------------------------

      Inception dates: A Shares-3/25/85**, B Shares-4/8/96, C Shares-2/4/92

 * These returns do not include any initial or contingent deferred sales charges. The Lipper U.S. Government Fund Average is based on the total return of 20 funds. The annualized return for the Class B Shares since their inception on 4/8/96 is 6.7%. The annualized return for the Class C Shares since their inception on 2/4/92 is 5.5%.

(+) The period measured is from 3/31/85 due to Lipper's weekly data.

 ** Zweig/Glaser Advisers assumed responsibility for managing the fund on September 1, 1989.


ZWEIG GOVERNMENT CASH FUND*

The annualized net yield of Zweig Government Cash Fund for the year-to-date through June 30, 1998 was 4.92% for Class A and C Shares, 5.15% for Class M Shares, and 4.22% for Class B Shares.

 * On April 16, 1998, the Zweig Series Trust Board of Trustees approved a change in the name of the Zweig Cash Fund to the Zweig Government Cash Fund, effective May 1, 1998. The new name more accurately conveys that the fund invests exclusively in short-term U.S. government securities and in repurchase agreements collateralized by such securities.

ZWEIG STRATEGY FUND


Statement of Net Assets as of June 30, 1998 (Unaudited)


                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------

  COMMON STOCKS: 81.07%
  Aerospace: 0.88%
  Cordant Technologies Inc.                       114,100   $   5,262,862
  Northrop Grumman Corp.                           42,600       4,393,125
  Precision Castparts Corp.                        29,500       1,574,563
                                                           --------------
                                                               11,230,550
                                                           --------------

  Air Freight: 1.91%
  Airborne Freight Corp.                          472,500      16,507,969
* FDX Corp.                                       123,100       7,724,525
                                                           --------------
                                                               24,232,494
                                                           --------------

  Apparel and Textiles: 0.87%
* Burlington Industries, Inc.                     199,800       2,809,688
  Interface Inc., Class A                         121,200       2,446,725
  Liz Claiborne Inc.                               29,900       1,562,275
* Mohawk Industries Inc.                           76,300       2,417,756
  VF Corp.                                         34,400       1,771,600
                                                           --------------
                                                               11,008,044
                                                           --------------

  Automobiles: 2.85%
  Chrysler Corp.                                  142,100       8,010,888
  Daimler-Benz AG, ADR                             16,500       1,605,656
  Ford Motor Co.                                  450,400      26,573,600
                                                           --------------
                                                               36,190,144
                                                           --------------

  Automotive Parts and Equipment: 0.95%
  Arvin Industries Inc.                            84,400       3,064,775
  Borg-Warner Automotive, Inc.                     61,600       2,960,650
  Dana Corp.                                       55,500       2,969,250
* Lear Corp.                                       34,300       1,760,019
  Modine Manufacturing Co.                         38,400       1,329,600
                                                           --------------
                                                               12,084,294
                                                           --------------

  Banks: 0.01%
* Imperial Bancorp                                  4,295         128,850
                                                           --------------

  Building Materials and Products: 1.99%
  Lafarge Corp.                                   124,200       4,882,612
  Lone Star Industries, Inc.                       40,100       3,090,206
  Southdown, Inc.                                 128,300       9,157,412
* USG Corp.                                       151,000       8,172,875
                                                           --------------
                                                               25,303,105
                                                           --------------

  Chemicals: 1.67%
  Albemarle Corp.                                 120,600       2,660,737
  B.F. Goodrich & Co.                              68,400       3,394,350
  Dexter Corp.                                     63,500       2,020,094
* International Specialty Products Inc.            61,100       1,137,987
  Lyondell Petrochemical Corp.                    194,800       5,929,225
  Millennium Chemicals Inc.                       132,600       4,491,825
* W.R. Grace & Co.                                 92,600       1,579,988
                                                           --------------
                                                               21,214,206
                                                           --------------

  Computers and Software: 3.66%
* Lexmark International, Inc., Class A            115,000       7,015,000
* Sterling Software Inc.                          116,600       3,446,988
* Storage Technology Corp.                        670,800      29,095,950
* Stratus Computer, Inc.                          166,400       4,212,000
* Symantec Corp.                                  107,300       2,803,213
                                                           --------------
                                                               46,573,151
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------

  Construction and Farm Equipment: 2.12%
  AGCO Corp.                                      237,500   $   4,883,594
  Case Corp.                                      275,900      13,312,175
  Caterpillar Inc.                                 57,300       3,029,737
  Deere & Co.                                     109,300       5,779,238
                                                           --------------
                                                               27,004,744
                                                           --------------

  Containers and Packaging: 0.17%
  Ball Corp.                                       53,100       2,133,956
                                                           --------------

  Electronics: 0.18%
* CHS Electronics Inc.                             49,300         881,237
* Litton Industries, Inc.                          23,200       1,368,800
                                                           --------------
                                                                2,250,037
                                                           --------------

  Engineering: 0.10%
  McDermott International, Inc.                    37,900       1,305,181
                                                           --------------

  Finance: 3.08%
  AMBAC Financial Group Inc.                      136,300       7,973,550
* Americredit Corp.                                35,600       1,270,475
  Countrywide Credit Industries, Inc.              30,300       1,537,725
  Equitable Companies Inc. .                      317,240      23,773,172
* Imperial Credit Industries Inc.                  30,900         726,150
  Liberty Financial Companies, Inc.               112,710       3,888,495
                                                           --------------
                                                               39,169,567
                                                           --------------

  Food and Beverages: 0.93%
  Adolph Coors Co., Class B                       131,100       4,457,400
  Earthgrains Co.                                  76,900       4,296,787
  Interstate Bakeries Corp.                        38,600       1,281,037
* Smithfield Foods Inc.                            60,500       1,845,250
                                                           --------------
                                                               11,880,474
                                                           --------------

  Healthcare Facilities and Products: 0.98%
  Integrated Health Services, Inc.                211,400       7,927,500
  Sun Healthcare Group, Inc.                      299,400       4,378,725
* Trigon Healthcare Inc.                            4,800         173,700
                                                           --------------
                                                               12,479,925
                                                           --------------

  Homebuilding and Land Development: 1.83%
  Centex Corp.                                    355,300      13,412,575
  Fleetwood Enterprises, Inc.                      65,100       2,604,000
  Kaufman & Broad Home Corp.                       50,300       1,597,025
  Lennar Corp.                                     95,400       2,814,300
  Pulte Corp.                                      93,800       2,802,275
                                                           --------------
                                                               23,230,175
                                                           --------------

  Hotels: 0.40%
* Prime Hospitality Corp.                         249,940       4,358,329
  Royal Caribbean Cruises Ltd.                      9,200         731,400
                                                           --------------
                                                                5,089,729
                                                           --------------

  Household Furnishings and Products: 0.44%
* Furniture Brands International, Inc.            120,200       3,373,113
  Whirlpool Corp.                                  32,900       2,261,875
                                                           --------------
                                                                5,634,988
                                                           --------------

  Industrial Products, Services and Machinery: 0.29%
  Cincinnati Milacron Inc.                         63,000       1,531,687
  Ingersoll-Rand Co.                               48,100       2,119,406
                                                           --------------
                                                                3,651,093
                                                           --------------
10

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Insurance: 3.63%
  Allmerica Financial Corp.                        90,900   $   5,908,500
  Allstate Corp.                                   82,400       7,544,750
  Capital Re Corp.                                 12,200         873,825
  Conseco Inc.                                     69,600       3,253,800
  Everest Reinsurance Holdings Inc.               177,100       6,807,281
  Financial Security Assurance Holdings Ltd.       16,100         945,875
  Fremont General Corp.                           100,500       5,445,844
  Lincoln National Corp.                           19,800       1,809,225
  Loews Corp.                                      30,700       2,674,738
  NAC Re Corp.                                      7,400         394,975
  Old Republic International Corp.                332,250       9,739,078
  Presidential Life Corp.                          11,100         237,263
  Travelers Property Casualty Corp., Class A       13,400         574,525
                                                           --------------
                                                               46,209,679
                                                           --------------

  Investment Banking and Brokerage: 7.19%
  A.G. Edwards, Inc.                              217,850       9,299,472
  Bear, Stearns & Co. Inc.                        406,398      23,113,886
  Donaldson, Lufkin & Jenrette, Inc.              100,800       5,121,900
  Lehman Brothers Holdings Inc.                   338,400      26,247,150
  Morgan Stanley, Dean Witter,
    Discover & Co.                                109,100       9,969,013
  PaineWebber Group Inc.                          412,200      17,724,600
                                                           --------------
                                                               91,476,021
                                                           --------------

  Manufacturing: 2.92%
  Aeroquip-Vickers Inc.                           143,300       8,365,137
  Canadian Pacific Ltd.                            93,700       2,658,738
  Hanson Plc., ADR                                 31,500         954,844
  Johnson Controls Inc.                            22,700       1,298,156
  Parker-Hannifin Corp.                           273,840      10,440,150
  Premark International Inc.                      139,800       4,508,550
  Trinity Industries, Inc.                        213,600       8,864,400
                                                           --------------
                                                               37,089,975
                                                           --------------

  Metal Fabrication: 1.15%
* Hexcel Corp.                                     11,100         251,137
  Kaydon Corp.                                     18,600         656,813
  Kennametal Inc.                                  17,200         718,100
* Mueller Industries, Inc.                         91,850       3,409,931
  Timken Co.                                      311,200       9,588,850
                                                           --------------
                                                               14,624,831
                                                           --------------

  Metals and Mining: 0.39%
* Alumax Inc.                                      79,236       3,674,569
  ASARCO Inc.                                      32,600         725,350
  De Beers Consolidated Mines Ltd., ADR            28,200         493,500
                                                           --------------
                                                                4,893,419
                                                           --------------

  Oil and Gas: 6.31%
  Ashland Inc.                                    246,200      12,710,075
* BJ Services Co.                                  27,900         810,844
  Coastal Corp.                                   308,400      21,530,175
  Equitable Resources Inc. .                        8,200         250,100
* EVI Weatherford Inc.                            104,020       3,861,742
* Input/Output Inc.                                39,000         694,688
  Marketspan Corp.                                 67,972       2,034,912
  Pennzoil Co.                                     18,200         921,375
* Rowan Companies, Inc.                           230,500       4,480,344
* SEACOR Smit Inc.                                 99,500       6,100,594
* Sun Company, Inc.                               394,000      15,292,125
  Tidewater Inc.                                  243,600       8,038,800
* Veritas DGC Inc.                                 63,100       3,151,056
  Vintage Petroleum Inc.                           19,600         369,950
                                                           --------------
                                                               80,246,780
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Printing and Forms: 0.19%
* World Color Press Inc.                           69,100    $  2,418,500
                                                           --------------

  Real Estate Investment Trusts: 0.45%
* Avalon Bay Communities, Inc.                     62,800       2,386,400
  Crescent Real Estate Equities Inc.               43,100       1,449,238
  FelCor Suite Hotels, Inc.                        23,400         734,175
  Liberty Property Trust                           47,000       1,201,437
                                                           --------------
                                                                5,771,250
                                                           --------------

  Recreational Products: 0.07%
  Brunswick Corp.                                  33,500         829,125
                                                           --------------

  Restaurants: 0.62%
  Bob Evans Farms, Inc.                            50,200       1,063,612
* Brinker International Inc.                      108,400       2,086,700
  Darden Restaurants, Inc.                        296,700       4,710,113
                                                           --------------
                                                                7,860,425
                                                           --------------

  Retail Trade: 7.86%
  Dayton Hudson Corp.                             508,000      24,638,000
  Dillard Department Stores, Inc., Class A         56,200       2,328,788
* Federated Department Stores, Inc.               500,600      26,938,538
  Fingerhut Companies, Inc.                       253,200       8,355,600
* Footstar Inc.                                    27,600       1,324,800
* K Mart Corp.                                    585,500      11,270,875
* Michaels Stores Inc.                             10,300         363,398
  Neiman Marcus Group                              76,900       3,340,344
* Officemax Inc.                                  210,400       3,471,600
  Ross Stores, Inc.                               296,600      12,753,800
* Venator Group, Inc.                              73,800       1,411,425
* Zale Corp.                                      117,300       3,731,606
                                                           --------------
                                                               99,928,774
                                                           --------------

  Savings and Loan Associations: 1.44%
  Golden West Financial Corp.                      42,000       4,465,125
  H.F. Ahmanson & Co.                             125,200       8,889,200
  TR Financial Corp.                               56,700       2,374,313
  Webster Financial Corp.                          78,400       2,606,800
                                                           --------------
                                                               18,335,438
                                                           --------------

  Steel: 3.08%
  AK Steel Holding Corp.                          120,900       2,161,087
* Bethlehem Steel Corp.                           923,700      11,488,519
  Inland Steel Industries, Inc.                   246,400       6,945,400
  Pohang Iron & Steel Co., ADR                    206,400       2,476,800
  Texas Industries, Inc.                           34,200       1,812,600
  USX-U.S. Steel Group                            432,600      14,275,800
                                                           --------------
                                                               39,160,206
                                                           --------------

  Supermarket Chains: 0.47%
  Supervalu Inc.                                  133,400       5,919,625
                                                           --------------

  Telecommunications: 0.17%
  Century Telephone Enterprises, Inc.               8,900         408,288
  Perusahaan PT IndoSat, ADR                       21,800         242,525
  Philippine Long Distance
     Telephone Co., ADR                            36,400         823,550
  Portugal Telecommunications S.A., ADR             3,800         201,162
  Telefonica De Argentina, ADR                     15,600         506,025
                                                           --------------
                                                                2,181,550
                                                           --------------

ZWEIG STRATEGY FUND

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Tobacco: 0.74%
  RJR Nabisco Holdings Corp.                      390,200   $   9,267,250
  Universal Corp.                                   5,100         190,612
                                                           --------------
                                                                9,457,862
                                                           --------------

  Transportation: 9.69%
* America West Holdings Corp., Class B            138,000       3,941,625
  AMR Corp.                                       321,400      26,756,550
  Burlington Northern Santa Fe Corp.               44,200       4,339,887
  Canadian National Railway Co.                   150,200       7,979,375
  Comair Holdings, Inc.                            70,000       2,161,250
* Continental Airlines, Inc., Class B             135,800       8,266,825
  Delta Air Lines, Inc.                            75,300       9,732,525
  J.B. Hunt Transport Services, Inc.               74,500       2,654,063
  KLM Royal Dutch Airlines N.V., ADR              139,820       5,723,881
  Ryder System, Inc.                               90,800       2,865,875
  Southwest Airlines Co.                          481,300      14,258,512
* UAL Corp.                                        24,900       1,942,200
* US Airways Group Inc.                           332,300      26,334,775
  USFreightways Corp.                             124,800       4,098,900
  Werner Enterprises Inc.                         117,000       2,230,313
                                                           --------------
                                                              123,286,556
                                                           --------------

  Trucks: 1.50%
  Cummins Engine Co.                                8,100         415,125
* Navistar Internationl Corp. .                   383,400      11,070,675
  PACCAR Inc.                                     144,000       7,524,000
                                                           --------------
                                                               19,009,800
                                                           --------------

  Utilities: 7.69%
  Allegheny Energy Inc.                             5,000         150,625
  BEC Energy Holding Co.                          172,300       7,150,450
  Central & South West Corp.                      217,500       5,845,312
  Consolidated Edison Co.
     of New York, Inc.                             78,100       3,597,481
  DQE Inc.                                         34,200       1,231,200
  DTE Energy Co.                                  200,200       8,083,075
  Edison International                            350,300      10,355,744
  Endesa SA, ADR                                   22,000         475,750
  Energy East Corp.                                 4,100         170,662
  FirstEnergy Corp.                               120,200       3,696,150
  FPL Group Inc.                                  116,600       7,345,800
  Gener SA, ADR                                    30,000         547,500
  GPU, Inc.                                       301,100      11,385,344
  Houston Industries Inc.                         111,800       3,451,825
  MidAmerican Energy Holdings Co.                 111,600       2,413,350
  Minnesota Power & Light Co.                      23,200         922,200
  Montana Power Co.                                80,400       2,793,900
  New England Electric System                     149,200       6,452,900
  Pinnacle West Capital Corp.                     228,400      10,278,000
  Public Service Enterprise Group Inc.             92,200       3,175,137
* Sempra Energy Corp.                             110,600       3,069,150
  UtiliCorp United Inc.                           137,000       5,163,187
                                                           --------------
                                                               97,754,742
                                                           --------------
  Waste Management: 0.02%
  Laidlaw Environmental Services, Inc.             84,000         304,500
                                                           --------------

  Wholesale Distributors: 0.18%
* United Stationers Inc.                           34,900       2,259,775
                                                           --------------




                                          Principal Amount
                                              or Number          Value
                                            of Contracts        (Note 2)
-------------------------------------------------------------------------
  Total Common Stocks
     (Cost $825,094,906)                                   $1,030,813,540
                                                           --------------

  SHORT-TERM OBLIGATIONS: 2.59%
  Federal Home Loan Mortgage Corp.,
  Discount Notes: 1.57%
     5.40%, 7/9/98                          $  5,000,000        4,993,483
     5.46%, 7/24/98                           15,000,000       14,945,399
                                                           --------------
                                                               19,938,882
                                                           --------------

  Federal National Mortgage Assn.,
  Discount Notes: 0.78%
     5.47%, 7/17/98                           10,000,000        9,974,170
                                                           --------------

  United States Treasury Bills: 0.24%
     4.85%, 7/23/98                            2,000,000(a)     1,994,022
     4.93%, 9/17/98                            1,000,000(a)       989,383
                                                           --------------
                                                                2,983,405
                                                           --------------

  Total Short-Term Obligations
     (Cost $32,900,754)                                        32,896,457
                                                           --------------


  REPURCHASE AGREEMENTS: 16.46%
  With Morgan Stanley & Co., Inc.,
   (dated 6/30/98), 6.25%, due 7/1/98
   (Repurchase proceeds $129,328,449) ;
   collateralized by: $129,951,933
   Federal National Mortgage Association Bonds,
   6.167% - 7.82%, 1/1/2002 - 7/1/2036
   (Market value $132,355,607)              129,306,000       129,306,000

  With Prudential Securities Inc.,
   (dated 6/30/98), 6.05%, due 7/1/98
   (Repurchase proceeds $80,013,444);
   collateralized by: $80,746,084 of various
   United States Government and Agency
   Obligations, 4.925% - 9.00%,
   9/3/98 - 7/1/2028
   (Market value $81,600,485)                80,000,000        80,000,000
                                                           --------------


  Total Repurchase Agreements
     (Cost $209,306,000)                                      209,306,000
                                                           --------------


  Total Investments in Securities
     (Cost $1,067,301,660)                                  1,273,015,997
                                                           --------------


  Net Unrealized Appreciation on
  Futures Contracts: 0.09%
  Standard & Poor's 500
  Sept. 1998 Long futures (b)                       159         1,185,351
                                                           --------------


  TOTAL INVESTMENTS (COST $1,067,301,660)        100.21%    1,274,201,348
  Other Assets                                     0.10         1,256,559
                                                 ------    --------------
    Total Assets                                 100.31%    1,275,457,907
    Total Liabilities (Note 5)                    (0.31)       (3,885,069)
                                                 ------    --------------
  Net Assets (Note 6)                            100.00%   $1,271,572,838
                                                 ======    ==============

-------------------------------------------------------------------------------
Class A Shares
Net asset value (NAV) and redemption price per share
  ($562,709,962/33,054,736 shares)                            $17.02
                                                              ======

Maximum public offering price per share -
  NAV/(1 - maximum sales charge) ($17.02/.945)                $18.01
                                                              ======

Class B Shares
Net asset value and offering price per share
  ($95,913,148/5,604,061 shares)                              $17.11
                                                              ======

Redemption price per share                                        **
                                                              ======


Class C Shares
Net asset value and offering price per share
  ($611,858,854/35,865,582 shares)                            $17.06
                                                              ======

Redemption price per share                                        **
                                                              ======


Class I Shares
Net asset value, offering and redemption price per share
  ($1,090,874/63,680 shares)                                  $17.13
                                                              ======


-------------------------------------------------------------------------------

*  Non-income producing security.
(a) Pledged as collateral for futures transactions.
(b) The market value of the Long futures was $45,434,250 (repesenting 3.57% of the Fund's net assets) with a cost of $44,248,899.

For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $1,067,866,478 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation                        $240,035,566
Gross unrealized depreciation                         (33,700,696)
                                                     ------------
Net unrealized appreciation                          $206,334,870
                                                     ============


                       See notes to financial statements.

ZWEIG APPRECIATION FUND


Statement of Net Assets as of June 30, 1998 (Unaudited)



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  COMMON STOCKS: 84.09%
  Aerospace: 1.55%
  AAR Corp.                                        30,000   $     886,875
* Alliant Techsystems Inc.                          4,900         309,925
* Aviall Inc.                                      33,800         462,637
  Cordant Technologies Inc.                        33,600       1,549,800
  Curtiss-Wright Corp.                             20,400         799,425
* Moog Inc., Class A                               21,600         824,850
  Precision Castparts Corp.                        15,600         832,650
* Sequa Corp.                                      35,590       2,375,633
* Triumph Group Inc.                               32,600       1,369,200
                                                           --------------
                                                                9,410,995
                                                           --------------

  Air Freight: 0.75%
  Airborne Freight Corp.                          115,900       4,049,256
  CNF Transportation Inc.                          12,400         527,000
                                                           --------------
                                                                4,576,256
                                                           --------------

  Apparel and Textiles: 1.56%
  Burlington Industries, Inc.                      59,400         835,312
  Guilford Mills Inc.                              31,600         632,000
  Interface Inc., Class A                         204,900       4,136,419
  Kellwood Co.                                      5,500         196,625
* Mohawk Industries Inc.                           51,000       1,616,063
  Oshkosh B'gosh Inc.                              19,200         854,400
  Pillowtex Corp.                                  21,500         862,687
  Shaw Industries Inc.                             20,000         352,500
                                                           --------------
                                                                9,486,006
                                                           --------------

  Automobiles: 0.06%
  Honda Motor Co., Ltd., ADR                        5,200         371,475
                                                           --------------

  Automotive Parts and Equipment: 1.91%
  Arvin Industries, Inc.                           32,200       1,169,263
  Borg-Warner Automotive, Inc.                     23,300       1,119,856
  Exide Corp.                                      12,400         208,475
  Intermet Corp.                                  138,900       2,517,563
  Mark IV Industries, Inc.                          7,500         162,187
  Modine Manufacturing Co.                         30,000       1,038,750
* SPX Corp.                                        23,300       1,499,937
  Standard Products Co.                            74,100       2,084,063
  Superior Industries International, Inc.          13,900         391,806
  Wynn's International, Inc.                       74,250       1,429,313
                                                           --------------
                                                               11,621,213
                                                           --------------

  Banks: 1.82%
  CVB Financial Corp.                              22,078         535,392
  First Union Corp.                                 7,196         419,167
  Flagstar Bancorp                                 44,100       1,074,938
  GBC Bancorp                                      14,400         381,600
* Imperial Bancorp                                 54,097       1,622,910
  NBT Bancorp Inc.                                 18,700         474,512
  North Fork Bancorporation, Inc.                  17,679         432,031
  Republic Bancorp                                 73,600       1,389,200
  Riggs National Corp.                             77,600       2,267,375
  Sterling Bancorp                                 33,730         876,980
  Trust Company of New Jersey                      28,100         758,700
  USBancorp, Inc.                                  10,700         827,244
                                                           --------------
                                                               11,060,049
                                                           --------------

  Biotechnology: 0.03%
* Gensia Sicor Inc.                                39,000         156,000
                                                           --------------


                                                Number           Value
                                              of Shares        (Note 2)
-------------------------------------------------------------------------
  Broadcasting: 0.02%
  Grupo Radio Centro ADS                           10,000  $      111,250
                                                           --------------

  Building Materials and Products: 4.12%
  Centex Construction Products Inc.                99,044       3,813,194
  Florida Rock Industries, Inc.                    70,600       2,060,638
  Lafarge Corp.                                    23,400         919,913
  Lone Star Industries, Inc.                       70,800       5,456,025
* Medusa Corp.                                     20,400       1,280,100
* Mestek, Inc.                                     44,200         944,775
* NCI Building Systems, Inc.                       35,500       2,050,125
* Premdor, Inc.                                    12,600         125,212
* Simpson Manufacturing Inc.                       11,500         444,187
  Southdown, Inc.                                  78,700       5,617,212
  TJ International Inc.                            78,000       2,349,750
                                                           --------------
                                                               25,061,131
                                                           --------------

  Casino Operators: 0.09%
* Rio Hotel & Casino, Inc.                         30,000         566,250
                                                           --------------

  Chemicals: 1.50%
  Albemarle Corp.                                  25,400         560,388
* Bacou USA, Inc.                                  91,800       1,910,588
  Cambrex Corp.                                    21,600         567,000
  Dexter Corp.                                     10,500         334,031
* International Specialty Products Inc.            57,000       1,061,625
  LeaRonal Inc.                                    12,900         307,988
* Methanex Corp.                                   35,200         303,600
  Mine Safety Appliances Co.                       15,900       1,192,500
  Spartech Corp.                                   22,500         482,344
  Stepan Co.                                        8,200         244,462
  Terra Industries Inc.                            30,900         278,100
  Velcro Industries N.V.                              200          27,850
* W. R. Grace & Co.                               109,900       1,875,169
                                                           --------------
                                                                9,145,645
                                                           --------------

  Commercial Services: 0.16%
* ADVO Inc.                                         2,000          56,375
  Ogden Corp.                                       2,700          74,756
* Primark Corp.                                    14,078         440,817
* Veterinary Centers of America, Inc.              22,800         428,925
                                                           --------------
                                                                1,000,873
                                                           --------------

  Communication Equipment: 0.06%
* Anixter International                            18,700         356,469
                                                           --------------

  Computers and Software: 2.01%
* Avid Technology, Inc.                            18,700         626,450
* Boole & Babbage, Inc.                            39,200         935,900
  Comdisco, Inc.                                   98,550       1,872,450
* Hummingbird Communications Ltd.                   9,800         262,150
* Mapics Inc.                                      66,300       1,305,281
* MTI Technology Corp.                             51,600         472,463
* New Dimensions Software Ltd.                      7,500         251,719
* PLATINUM Software Corp.                          85,200       2,076,750
* QLogic Corp.                                     13,600         485,350
* Sterling Software, Inc.                          63,800       1,886,088
* Stratus Computer, Inc.                           26,500         670,781
* Symantec Corp.                                   52,800       1,379,400
                                                           --------------
                                                               12,224,782
                                                           --------------

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Construction and Farm Equipment: 0.56%
  AGCO Corp.                                       72,200  $    1,484,612
  Manitowoc Company, Inc.                          47,150       1,900,734
                                                           --------------
                                                                3,385,346
                                                           --------------

  Consumer Products and Services: 0.48%
* Fossil, Inc.                                     58,450       1,453,944
  Russ Berrie & Co., Inc.                          59,100       1,477,500
                                                           --------------
                                                                2,931,444
                                                           --------------

  Containers and Packaging: 0.15%
  Ball Corp.                                       18,400         739,450
  Vitro Sociedad Anonima, ADR .                    29,400         187,425
                                                           --------------
                                                                  926,875
                                                           --------------

  Electrical Products: 1.89%
* AFC Cable Systems, Inc.                          47,700       1,693,350
  C&D Technologies, Inc.                           19,300       1,119,400
* Genlyte Group Inc.                              100,900       2,673,850
  Kuhlman Corp.                                    39,700       1,570,631
* Magnetek Inc.                                     8,600         135,450
* Powell Industries Inc.                            3,300          41,250
  Superior Telecom Inc.                            31,200       1,298,700
  Technitrol Inc.                                  48,300       1,928,981
  Tecumseh Products Co., Class A                   20,100       1,061,531
                                                           --------------
                                                               11,523,143
                                                           --------------

  Electronics: 1.42%
* Bel Fuse Inc.                                    28,700         638,575
  Canadian Marconi Co.                             96,500       1,248,469
* CHS Electronics Inc.                             15,400         275,275
  Elron Electronic Industries Ltd.                 79,800       1,391,513
* Esterline Technologies Corp.                     89,000       1,857,875
* InaCom Inc.                                      16,700         530,225
  MTS Systems Corp.                                86,800       1,394,225
* Orbotech Ltd.                                    35,100       1,276,763
* Siliconix Inc.                                      900          22,050
                                                           --------------
                                                                8,634,970
                                                           --------------

  Engineering: 0.30%
* Dycom Industries, Inc.                            8,500         286,875
* Jacobs Engineering Group Inc.                    11,500         369,438
* Morrison Knudsen Corp.                           68,300         960,469
  Stone & Webster Inc.                              5,400         213,975
                                                           --------------
                                                                1,830,757
                                                           --------------

  Entertainment: 0.33%
* Anchor Gaming Co.                                14,100       1,094,513
* Radica Games Ltd.                                52,700         889,313
                                                           --------------
                                                                1,983,826
                                                           --------------

  Finance: 3.62%
* Americredit Corp.                                33,900       1,209,806
  Cash America International Inc.                  22,000         335,500
* Contifinancial Corp.                              9,900         228,937
  Doral Financial Corp.                           200,800       3,514,000
* Electro Rent Corp.                              204,650       4,591,834
* First Republic Bank .                            10,200         368,475
  Fund American Enterprise Holdings, Inc.           5,500         814,000
* IMC Mortgage Corp.                               21,200         223,925
  Liberty Financial Companies, Inc.                77,300       2,666,850




                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  McGrath Rentcorp.                                46,100   $     973,863
  Price Enterprises Inc.                          132,000       2,425,500
  Resource Bancshares Mortgage Group              163,000       3,035,875
  XTRA Corp.                                       26,400       1,597,200
                                                           --------------
                                                               21,985,765
                                                           --------------

  Food and Beverages: 1.89%
  Adolph Coors Co., Class B                        61,200       2,080,800
  Canandaigua Brands, Class A                      43,200       2,124,900
  Earthgrains Co.                                  33,300       1,860,637
  Michael Foods Inc.                               77,500       2,276,562
  Pepsi-Gemex S.A. de C.V., ADR                    21,300         256,931
  Pilgrim's Pride Corp.                           119,900       2,398,000
  Seaboard Corp.                                      300          87,300
* Seneca Foods Corp., Class B                       2,200          32,450
* Smithfield Foods Inc.                            12,000         366,000
                                                           --------------
                                                               11,483,580
                                                           --------------

  Forest and Paper Products: 0.39%
  Chesapeake Corp.                                  4,500         175,219
  MacMillan Bloedel Ltd.                           66,700         708,687
  Wausau-Mosinee Paper Corp.                       64,008       1,464,183
                                                           --------------
                                                                2,348,089
                                                           --------------

  Healthcare Facilities and Products: 2.45%
* Beverly Enterprises, Inc.                        53,600         740,350
* Cooper Companies Inc.                            89,300       3,253,869
* Extendicare Inc., Class A                        29,500         250,750
  Integrated Health Services, Inc.                113,117       4,241,888
* NovaCare Inc.                                    13,700         160,975
* Sun Healthcare Group, Inc.                      104,100       1,522,463
* Trigon Healthcare Inc.                            6,300         227,981
  United Wisconsin Services, Inc.                  33,800         959,075
* Universal Health Services, Inc., Class B         11,700         682,987
* VISX Inc.                                        47,100       2,802,450
  West Companies Inc.                               1,500          42,469
                                                           --------------
                                                               14,885,257
                                                           --------------

  Homebuilding and Land Development: 3.29%
* American Homestar Corp.                          40,800         976,650
  Centex Corp.                                    126,300       4,767,825
* Champion Enterprises Inc.                        22,100         649,187
* Crossmann Communities Inc.                        9,100         276,412
  D.R. Horton Inc.                                173,050       3,612,419
  Del Webb Corp.                                   14,400         373,500
  Fleetwood Enterprises, Inc.                      37,100       1,484,000
  Kaufman & Broad Home Corp.                       46,900       1,489,075
  Lennar Corp.                                     30,603         902,789
  M.D.C Holdings Inc.                              13,700         270,575
  Pulte Corp.                                      42,200       1,260,725
  Ryland Group Inc.                                 6,000         157,500
  Standard Pacific Corp.                           71,100       1,466,437
* Toll Brothers Inc.                               43,100       1,236,431
* U.S. Home Corp.                                  26,229       1,081,946
                                                           --------------
                                                               20,005,471
                                                           --------------

  Hotels: 0.46%
  Bristol Hotel Co.                                40,600         994,700
* CapStar Hotel Co.                                13,400         375,200
* Servico Inc.                                     68,600       1,029,000
* Sun International Hotels Ltd.                     8,200         373,100
                                                           --------------
                                                                2,772,000
                                                           --------------

ZWEIG APPRECIATION FUND

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Household Furnishings and Products: 1.69%
  Bush Industries Inc., Class A                     2,900   $      63,075
  Ethan Allen Interiors Inc.                       60,000       2,996,250
* Furniture Brands International, Inc.             96,200       2,699,612
  La-Z-Boy Inc.                                     4,600         259,900
  L. S. Starrett Co.                               24,800         979,600
  Oneida Ltd.                                      85,850       2,629,156
* O'Sullivan Industries Holdings, Inc.             12,300         172,200
* Windmere-Durable Holdings, Inc.                  13,300         476,306
                                                           --------------
                                                               10,276,099
                                                           --------------

  Industrial Products, Services and Machinery: 1.88%
  Applied Power Inc., Class A                      26,700         917,812
  Chart Industries Inc.                             5,400         128,925
  Cincinnati Milacron Inc.                         35,000         850,938
  DT Industries, Inc.                               7,400         179,450
  Gleason Corp.                                   134,600       3,785,625
* Indigo N.V.                                      40,200         238,688
  Lincoln Electric Co.                             10,800         238,950
* Motivepower Industries Inc.                     106,700       2,614,150
  NACCO Industries, Inc., Class A                   8,900       1,150,325
* Specialty Equipment Companies Inc.               37,300         843,913
  Woodward Governor Co.                            16,500         509,438
                                                           --------------
                                                               11,458,214
                                                           --------------

  Insurance: 6.05%
  Alfa Corp.                                       27,900         578,925
* Alleghany Corp.                                     700         163,275
  American Annuity Group, Inc.                     89,600       2,156,000
  AmerUS Life Holdings Inc., Class A                8,200         265,475
  Capital Re Corp.                                 13,500         966,938
  Chartwell Re Corp.                               22,800         671,175
* Chicago Title Corp.                               3,300         152,419
  Citizens Corp.                                   14,500         454,031
  CMAC Investment Corp.                             1,400          86,100
* Delphi Financial Group, Inc., Class A            37,527       2,113,239
  Enhance Financial Services Group Inc.            34,400       1,161,000
  Everest Reinsurance Holdings Inc.                34,600       1,329,937
  FBL Financial Group Inc.,Class A                 53,300       1,365,813
  Fidelity National Financial, Inc.                30,700       1,222,244
  Financial Security Assurance Holdings Ltd.       19,400       1,139,750
  First American Financial Corp.                   13,550       1,219,500
  Foremost Corp. of America                        62,400       1,505,400
  Fremont General Corp.                            45,200       2,449,275
* Highlands Insurance Group Inc.                   12,900         238,650
  Hooper Holmes Inc.                               11,600         243,600
  LandAmerica Financial Group Inc.                  8,300         475,175
  Lasalle Re Holdings Ltd.                          8,900         337,088
  Life Re Corp.                                    16,100       1,320,200
* Markel Corp.                                        400          71,200
  Medical Assurance Inc.                           13,133         364,441
  NAC Re Corp.                                      9,500         507,062
* National Western Life Insurance Co.,
    Class A                                         6,400         774,400
  Nationwide Financial Services, Inc.,
    Class A                                        19,000         969,000
  NYMAGIC, Inc.                                    25,926         709,724
  Old Republic International Corp.                 39,725       1,164,439
  Orion Capital Corp.                              25,600       1,430,400
  Presidential Life Corp.                         116,900       2,498,737
  Reinsurance Group of America Inc.                 1,200          70,950
  Reliance Group Holdings, Inc.                    93,000       1,627,500
  Renaissance Re Holdings Ltd.                     22,700       1,051,294



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  RLI Corp.                                        30,000  $    1,220,625
  State Auto Financial Corp.                        5,500         175,313
  Tokio Marine & Fire Insurance Ltd., ADR           2,100         106,838
  Transatlantic Holdings Inc.                       2,650         204,878
* Triad Guaranty Inc.                              50,200       1,706,800
  Vesta Insurance Group                            26,000         554,125
                                                           --------------
                                                               36,822,935
                                                           --------------

  Investment Banking and Brokerage: 1.48%
  EVEREN Capital Corp.                              6,200         173,600
  Jefferies Group, Inc.                            99,800       4,091,800
  McDonald & Co. Investments, Inc.                 70,100       2,300,156
  Morgan Keegan Inc.                               28,300         732,262
  Raymond James Financial Corp.                    46,617       1,395,596
  Southwest Securities Group Inc.                  13,970         314,364
                                                           --------------
                                                                9,007,778
                                                           --------------

  Manufacturing: 4.34%
  A.O.Smith Corp.                                  26,900       1,390,394
* ACX Technologies, Inc.                            2,600          56,550
  Aeroquip-Vickers Inc.                            39,500       2,305,812
  AptarGroup Inc.                                   4,200         261,188
* Astec Industries                                 12,900         445,050
  Barnes Group .                                  130,600       3,534,362
  Carlisle Companies Inc.                           6,300         271,294
  CTS Corp.                                        86,400       2,548,800
  Graco Inc.                                        8,300         289,462
  Koor Industries Ltd., ADR                         2,300          53,762
  Myers Industries .                               25,300         607,200
* NOVA Corp.                                        1,400          16,188
  Pentair, Inc.                                     9,100         386,750
  Premark International Inc.                       44,600       1,438,350
  Robbins & Myers Inc.                             87,500       2,542,969
* SPS Technologies Inc.                            59,200       3,463,200
  Thomas Industries Inc.                           61,790       1,509,993
  Tredegar Industries Inc.                         55,600       4,719,050
  U.S. Industries, Inc.                             2,520          62,370
  United Dominion Industries Ltd.                  10,400         347,100
  Valhi Inc.                                       16,600         173,263
                                                           --------------
                                                               26,423,107
                                                           --------------

  Metal Fabrication: 3.68%
  Ampco-Pittsburgh Corp.                           60,900         936,337
* Avondale Industries, Inc.                       138,900       3,832,772
* Encore Wire Corp.                               111,900       1,804,388
* Hexcel Corp.                                     12,600         285,075
  Kaydon Corp.                                     18,200         642,687
  Kennametal, Inc.                                  8,200         342,350
* Maverick Tube Corp.                               9,300         108,112
* Mueller Industries, Inc.                        127,600       4,737,150
  Reliance Steel & Aluminum Co.                    72,600       2,804,175
* RMI Titanium Co.                                157,500       3,583,125
  Timken Co.                                       12,700         391,319
* Tower Automotive Inc.                            30,100       1,290,537
  Varlen Corp.                                     46,900       1,618,050
                                                           --------------
                                                               22,376,077
                                                           --------------

  Metals and Mining: 0.19%
* Alumax Inc.                                      17,613         816,803
  Anglogold Ltd. ADR                               10,120         205,320
  Arch Coal Inc.                                    3,200          79,600
  Tremont Corp.                                       500          28,094
                                                           --------------
                                                                1,129,817
                                                           --------------

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Office Automation and Equipment: 0.07%
* Knoll Inc.                                       13,800  $      407,100
                                                           --------------

  Oil and Gas: 3.78%
* Atwood Oceanics Inc.                              7,000         278,687
  BP Prudhoe Bay Royalty Trust Co.                 43,100         460,631
  Cabot Oil & Gas Corp., Class A                   14,100         282,000
* Cliffs Drilling Co.                              76,000       2,493,750
  Columbia Energy Group                            20,400       1,134,750
  Devon Energy Corp.                               27,200         950,300
  Energen Corp.                                    77,200       1,553,650
  FINA, Inc., Class A                               8,500         552,500
  Helmerich & Payne, Inc.                          22,800         507,300
  Imperial Oil Ltd.                                 4,500          78,469
* Louis Dreyfus Natural Gas Corp.                   9,900         187,481
  Lufkin Industries, Inc.                          26,800         884,400
  MDU Resources Group Inc.                         24,300         867,206
  National Fuel Gas Co.                             6,700         291,869
  NICOR Inc.                                        9,600         385,200
  ONEOK Inc.                                        1,400          55,825
  Piedmont Natural Gas Co.                          2,100          70,612
* Pool Energy Services Co.                         51,600         761,100
  RPC Inc.                                        243,320       3,041,500
  San Juan Basin Royalty Trust Co.                  9,300          70,331
* SEACOR Smit Inc.                                 25,000       1,532,812
  Southwest Gas Corp.                              34,200         835,762
* Tuboscope Vetco International Corp.              39,000         770,250
* Veritas DGC Inc.                                 94,355       4,711,853
  Vintage Petroleum Inc.                           10,100         190,638
  Washington Gas Light Co.                          2,200          58,850
                                                           --------------
                                                               23,007,726
                                                           --------------

  Polution Control Equipment: 0.05%
  Met-Pro Corp.                                    21,420         319,961
                                                           --------------

  Printing and Forms: 1.25%
  Banta Corp.                                      55,600       1,716,650
  Bowne & Co., Inc.                                38,100       1,714,500
* Mail-Well, Inc.                                  30,200         654,963
  Merrill Corp.                                    77,000       1,698,812
  Quebecor Inc., Class A                           46,800         938,925
* World Color Press Inc.                           24,500         857,500
                                                           --------------
                                                                7,581,350
                                                           --------------

  Publishing: 0.02%
  Value Line Inc.                                   2,600          99,450
                                                           --------------

  Real Estate Investment Trusts: 2.60%
  American General Hospitality Corp.               16,800         357,000
  Apartment Investment & Management Co.,
     Class A                                       28,400       1,121,800
* Avalon Bay Communities, Inc.                      6,900         262,200
  Bradley Real Estate Inc.                         52,800       1,115,400
  CBL & Associates Properties, Inc.                14,600         354,050
  Cousins Properties Inc.                          34,100       1,018,737
  Criimi Mae Inc.                                  50,700         703,462
  Equity Inns Inc.                                 42,200         556,513
  Essex Property Trust Inc.                        13,800         427,800
  FelCor Suite Hotels, Inc.                        40,400       1,267,550
  General Growth Properties Inc.                   13,700         512,038
  Highwoods Properties Inc.                         4,000         129,250
  IMPAC Mortgage Holdings Inc.                     27,300         424,856
  Indymac Mortgage Holdings Inc.                   14,200         323,050
  Kimco Realty Corp.                               25,800       1,057,800



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Kimco Realty Corp., 7.5% Cum. Conv. Pfd.          9,288   $     251,937
  Koger Equity Inc.                                13,400         270,513
  Liberty Property Trust                           36,300         927,919
  Macerich Co.                                     11,500         337,094
  Manufactured Home Communities Inc.               63,500       1,531,938
  Parkway Properties Inc.                           5,600         165,200
  Prentiss Properties Trust .                      11,000         267,437
  RFS Hotel Investors Inc.                         45,500         864,500
  Sunstone Hotel Investors Inc.                    23,300         310,181
  Thornburg Mortgage Asset Corp.                   12,900         157,219
  Urban Shopping Centers Inc.                         100           3,150
  Urstadt Biddle Properties                           695          12,336
  U.S. Restaurant Properties, Inc.                 39,200       1,060,850
                                                           --------------
                                                               15,791,780
                                                           --------------

  Recreational Products: 0.15%
  Coachmen Industries, Inc.                        10,700         279,538
  Score Board Inc.                                    786              25
  Thor Industries Inc.                             24,050         665,885
                                                           --------------
                                                                  945,448
                                                           --------------

  Restaurants: 1.16%
  Bob Evans Farms, Inc.                             9,600         203,400
* Brinker International Inc.                       37,700         725,725
  Foodmaker, Inc.                                 132,200       2,230,875
* Showbiz Pizza Time, Inc.                         97,100       3,914,344
                                                           --------------
                                                                7,074,344
                                                           --------------
  Retail Trade: 6.52%
* American Eagle Outfitters Inc.                   29,400       1,133,737
* Ames Department Stores Inc.                     165,300       4,349,456
* Buckle Inc.                                      58,500       1,725,750
  Burlington Coat Factory Warehouse Corp.          36,800         828,000
  Cato Corp., Class A                             112,200       1,952,981
* Central Garden & Pet Co.                         13,300         413,962
* Dress Barn, Inc.                                103,900       2,584,512
* Eagle Hardware & Garden Inc.                     41,700         964,312
* Fabri-Centers of America, Inc., Class A          41,000       1,122,375
  Fingerhut Companies, Inc.                        80,200       2,646,600
* Finish Line Inc., Class A                        63,000       1,771,875
* Footstar Inc.                                     8,800         422,400
* Garden Ridge Corp.                               12,000         232,500
* Genesco Inc.                                     84,900       1,384,931
* Goody's Family Clothing Inc.                     76,600       4,203,425
  Hughes Supply, Inc.                              55,650       2,038,181
* Insight Enterprises, Inc.                        67,200       2,688,000
* Maxim Group Inc.                                  8,000         159,000
* Michaels Stores Inc.                             34,100       1,203,091
* Musicland Stores Corp.                           69,700         975,800
  Neiman Marcus Group                              19,800         860,063
* Renters Choice Inc.                              35,400       1,004,475
* Trans World Entertainment Corp.                  89,800       3,872,625
* Zale Corp.                                       35,500       1,129,344
                                                           --------------
                                                               39,667,395
                                                           --------------

  Savings and Loan Associations: 2.35%
* Anchor Bancorp Wisconsin, Inc.                    3,200         125,000
  Coast Federal Litigation Trust,
     CPR Certificates                              14,900         225,362
  Downey Financial Corp.                           80,780       2,640,496
* Firstfed Financial Corp.                         43,600       2,267,200
  MAF Bancorp Inc.                                 31,550       1,147,631
* PFF Bancorp Inc.                                 12,400         230,950

ZWEIG APPRECIATION FUND

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Savings and Loan
  Associations (continued)
  TR Financial Corp.                              136,100  $    5,699,187
  Webster Financial Corp.                          59,000       1,961,750
                                                           --------------
                                                               14,297,576
                                                           --------------

  Shoes: 0.12%
  Stride Rite Corp.                                18,600         280,162
* Timberland Co., Class A                           5,600         402,850
  Weyco Group Inc.                                  2,400          62,700
                                                           --------------
                                                                  745,712
                                                           --------------

  Steel: 1.97%
  AK Steel Holding Corp.                          116,200       2,077,075
* ARMCO Inc.                                      242,400       1,545,300
* Bethlehem Steel Corp.                           243,800       3,032,262
  Carpenter Technology Corp.                        3,400         170,850
  Cleveland-Cliffs Inc.                             2,400         128,700
  Inland Steel Industries, Inc.                    28,200         794,888
  IPSCO Inc.                                        9,900         266,062
  Lone Star Technologies, Inc.                     72,300       1,102,575
  LTV Corp.                                        25,400         242,887
  National Steel Corp., Class B                     2,900          34,437
* NS Group, Inc.                                   24,700         250,087
  Roanoke Electric Steel Corp.                     61,300       1,149,375
  Texas Industries, Inc.                           22,900       1,213,700
                                                           --------------
                                                               12,008,198
                                                           --------------

  Supermarket Chains: 0.20%
  Great Atlantic & Pacific Tea Company, Inc.       36,000       1,190,250
                                                           --------------

  Telecommunications: 0.05%
  Atlantic Tele-Network, Inc.                      16,720         207,955
  Tele Danmark A.S., ADR                            1,700          80,112
                                                           --------------
                                                                  288,067
                                                           --------------

  Tobacco: 0.42%
  Universal Corp.                                  68,400       2,556,450
                                                           --------------

  Transportation: 5.69%
* Alaska Air Group, Inc.                           95,700       5,221,631
  Alexander & Baldwin Inc.                         65,600       1,910,600
* America West Holding Corp., Class B              66,300       1,893,694
  Comair Holdings Inc.                             74,100       2,287,838
  Florida East Coast Industries, Inc.              13,200         386,100
  GATX Corp.                                        8,400         368,550
* Greyhound Lines Inc.                            264,000       1,600,500
  J. B. Hunt Transport Services, Inc.              76,400       2,721,750
  KLM Royal Dutch Airlines N.V., ADR                8,762         358,694
* Marine Transport Corp.                              960           3,900
* Mesaba Holdings Inc.                             63,750       1,466,250
* Midwest Express Holdings Inc.                    10,950         396,253
* M S Carriers Inc.                               102,200       2,772,175
  Oglebay Norton Co.                                3,700         146,150
* Omi Corp. (New)                                   7,900          63,200
  Roadway Express, Inc.                            44,800         845,600
  Rollins Truck Leasing Corp.                     121,000       1,497,375
* Sea Containers Ltd., Class A .                   10,100         386,325
  Skywest Inc.                                    137,400       3,847,200




                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Stolt-Nielsen, SA                                44,300   $     758,638
  USFreightways Corp.                             110,400       3,625,950
  Werner Enterprises Inc.                         109,225       2,082,102
                                                           --------------
                                                               34,640,475
                                                           --------------

  Trucks: 1.54%
* Gardner Denver Machinery Inc.                   184,900       5,107,863
* Navistar International Corp.                     73,500       2,122,313
* Terex Corp.                                      74,300       2,117,550
                                                           --------------
                                                                9,347,726
                                                           --------------

  Utilities: 2.59%
  BEC Energy Co.                                   85,300       3,539,950
  Commonwealth Energy System .                      3,900         147,225
* El Paso Electric Co.                            114,600       1,052,888
  Empresa Nacional de Electricidad (Chile),
     ADR                                           19,900         283,575
  Hawaiian Electric Industries Inc.                 3,200         127,000
  IPALCO Enterprises, Inc.                         27,100       1,204,256
  MidAmerican Energy Holdings Co.                  89,800       1,941,925
  Minnesota Power Inc.                             27,700       1,101,075
  Montana Power Co.                                25,800         896,550
  Orange & Rockland Utilities, Inc.                 7,200         386,550
  Powergen Plc, ADR                                   600          33,825
  Public Service Co. of New Mexico                 23,100         524,081
  Rochester Gas & Electric Co.                     55,400       1,769,338
  Sierra Pacific Resources                         21,900         795,244
  SIGCORP Inc.                                        300           9,619
  TNP Enterprises Inc.                              7,500         231,563
  UtiliCorp United Inc.                            46,000       1,733,625
                                                           --------------
                                                               15,778,289
                                                           --------------

  Waste Management: 0.10%
  Laidlaw Environmental Services, Inc.            146,300         530,338
* Thermo Ecotek Corp.                               4,200          65,625
                                                           --------------
                                                                  595,963
                                                           --------------

  Wholesale Distributors: 1.28%
* Handleman Co.                                    22,000         253,000
* PEC Israel Economic Corp.                        44,100       1,052,888
* United Stationers Inc.                           87,900       5,691,525
* VWR Scientific Products Corp.                    32,800         807,700
                                                           --------------
                                                                7,805,113
                                                           --------------

  Total Common Stocks
     (Cost $410,001,893)                                      511,487,317
                                                           --------------


 SHORT-TERM OBLIGATIONS: 0.98%
 Federal Home Loan Mortgage Corp.,
   Discount Notes: 0.49%
     5.44%, 7/31/98                            $3,000,000       2,985,947
                                                           --------------

 United States Treasury Bills: 0.49%
     4.85%, 7/23/98                             2,000,000       1,994,022
     4.87%, 7/23/98                             1,000,000         997,011
                                                           --------------
                                                                2,991,033
                                                           --------------

 Total Short-Term Obligations
     (Cost $5,977,496)                                          5,976,980
                                                           --------------

                                               Principal          Value
                                                 Amount          (Note 2)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 14.97%
With Morgan Stanley & Co., Inc.,
  (DATED 6/30/98), 6.25%, DUE 7/1/98
  (Repurchase proceeds $61,067,600) ;
  collateralized by: $61,707,458
  Federal National Mortgage Association Bonds,
  6.115%--7.782%, 1/1/2027--6/1/2029
  (Market value $62,573,530)                  $61,057,000    $ 61,057,000

With Prudential Securities Inc.,
  (dated 6/30/98), 6.05%, due 7/1/98
  (Repurchase proceeds $30,005,042);
  collateralized by: $30,743,292 of various United
  States Government and Agency Obligations,
  4.925%--5.799%, 9/3/98--6/1/2028
  (Market value $30,600,645)                   30,000,000      30,000,000
                                                           --------------
Total Repurchase Agreements
  (Cost $91,057,000)                                           91,057,000
                                                           --------------

Total Investments (Cost $507,036,389)              100.04%    608,521,297
Other Assets                                         0.19       1,141,666
                                                   ------  --------------
  Total Assets                                     100.23%    609,662,963
  Total Liabilities (Note 5)                        (0.23)     (1,383,844)
                                                   ------  --------------
NET ASSETS (NOTE 6)                                100.00% $  608,279,119
                                                   ======  ==============

Class A Shares
Net asset value ("NAV") and redemption price per share
  ($307,446,951/15,531,036 shares)                                 $19.80
                                                                   ======

Maximum public offering price per share -
  NAV/(1- maximum sales charge) ($19.80/.945)                      $20.95
                                                                   ======


Class B Shares
Net asset value and offering price per share
  ($32,919,205/1,682,034 SHARES)                                   $19.57
                                                                   ======

Redemption price per share                                             **
                                                                   ======


Class C Shares
Net asset value and offering price per share
  ($265,947,788/13,610,004 shares)                                 $19.54
                                                                   ======

Redemption price per share                                             **
                                                                   ======


Class I Shares
Net asset value, offering and redemption price per share
  ($1,965,175/98,110 shares)                                       $20.03
                                                                   ======


-------------------------------------------------------------------------

*  Non-income producing security.
** Varies by length of time shares are held. (Note 3b)

For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $507,161,154 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation                        $112,481,115
Gross unrealized depreciation                         (11,120,972)
                                                     ------------
Net unrealized appreciation.                         $101,360,143
                                                     ============

                       See notes to financial statements

ZWEIG MANAGED ASSETS

Statement of Net Assets as of June 30, 1998 (Unaudited)



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  COMMON STOCKS: 50.27%
                 UNITED STATES: 24.82%
  Airfreight: 0.08%
  CNF Transportation Inc.                          11,000  $     467,500
                                                           --------------

  Airlines: 0.25%
* AMR Corp.                                         8,000         666,000
  Delta Air Lines Inc.                              6,000         775,500
                                                           --------------
                                                                1,441,500
                                                           --------------

  Apparel and Textiles: 0.08%
  Spring Industries Inc., Class A                  10,000         461,250
                                                           --------------

  Automobiles: 0.93%
  Chrysler Corp.                                   48,000       2,706,000
  General Motors Corp.                             40,000       2,672,500
                                                           --------------
                                                                5,378,500
                                                           --------------

  Automotive Parts and Equipment: 0.27%
  Snap-On Inc.                                     43,000       1,558,750
                                                           --------------

  Banks: 2.09%
  Bankers Trust New York Corp.                     42,000       4,874,625
  Fleet Financial Group Inc.                       34,000       2,839,000
  PNC Bank Corp.                                   82,000       4,412,625
                                                           --------------
                                                               12,126,250
                                                           --------------

  Biotechnology: 0.39%
  Amgen Inc.                                       25,000       1,634,375
* Biogen Inc.                                      13,000         637,000
                                                           --------------
                                                                2,271,375
                                                           --------------

  Broadcasting: 0.43%
  CBS Corp.                                        12,326         391,350
  Viacom Inc., Class B                             36,000       2,097,000
                                                           --------------
                                                                2,488,350
                                                           --------------

  Building Materials and Products: 0.65%
  Armstrong World Industries, Inc.                 11,000         741,125
  Lafarge Corp.                                    50,000       1,965,625
* USG Corp.                                        19,000       1,028,375
                                                           --------------
                                                                3,735,125
                                                           --------------

  Chemicals: 0.78%
  Dow Chemical Corp.                               11,000       1,063,562
  Ethyl Corp.                                     140,000         857,500
  International Flavors & Fragrances Corp.         22,000         955,625
  Olin Corp.                                       40,000       1,667,500
                                                           --------------
                                                                4,544,187
                                                           --------------

  Computers and Software: 1.41%
  Adobe Systems Inc.                               49,000       2,079,437
  Compaq Computer Corp.                            84,000       2,383,500
  Electronic Data Systems Corp.                    17,000         680,000
  International Business Machines Corp.            14,000       1,607,375
* Oracle Corp.                                     58,000       1,424,625
                                                           --------------
                                                                8,174,937
                                                           --------------

  Conglomerates: 0.56%
  ITT Industries Inc.                              29,000       1,083,875
  National Service Industries, Inc.                42,000       2,136,750
                                                           --------------
                                                                3,220,625
                                                           --------------




                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Consumer Products and Services: 0.59%
  Colgate-Palmolive Co.                            20,000    $  1,760,000
  Kimberly-Clark Corp.                             13,000         596,375
  Ralston-Purina Group Inc.                         9,000       1,051,313
                                                           --------------
                                                                3,407,688
                                                           --------------

  Electrical Equipment: 0.11%
  Cooper Industries Inc.                           12,000         659,250
                                                           --------------

  Electronics: 0.99%
* Computer Sciences Corp.                          18,000       1,152,000
  Harris Corp.                                     36,000       1,608,750
  Intel Corp.                                      10,000         741,250
* Litton Industries Inc.                           13,000         767,000
* STMicroelectronics N.V.                          21,000       1,467,375
                                                           --------------
                                                                5,736,375
                                                           --------------
  Engineering: 0.11%
  Harnischfeger Industries Inc.                    23,000         651,188
                                                           --------------

  Entertainment: 0.58%
  Gaylord Entertainment Inc., Class A              40,333       1,300,739
* King World Productions Inc.                      80,000       2,040,000
                                                           --------------
                                                                3,340,739
                                                           --------------

  Finance: 1.45%
  Beneficial Corp.                                  9,000       1,378,687
  Federal National Mortgage Association            66,000       4,009,500
  Greentree Financial Corp.                        11,500         492,344
  SunAmerica Inc.                                  10,000         574,375
  TransAmerica Corp.                               17,000       1,957,125
                                                           --------------
                                                                8,412,031
                                                           --------------

  Food and Beverages: 0.66%
  Adolph Coors Co., Class B                        15,000         510,000
  Conagra Inc.                                     70,000       2,218,125
  IBP Inc.                                         60,000       1,087,500
                                                           --------------
                                                                3,815,625
                                                           --------------

  Hospitals and Healthcare: 0.23%
  Manor Care Inc.                                  34,000       1,306,875
                                                           --------------

  Hotels: 0.07%
  Marriott International Inc.                      12,000         388,500
                                                           --------------

  Household Products: 0.36%
  Maytag Corp.                                     38,000       1,876,250
  Tupperware Corp.                                  8,000         225,000
                                                           --------------
                                                                2,101,250
                                                           --------------

  Industrial Products, Services and Machinery: 0.18%
  NACCO Industries Inc., Class A                    8,000       1,034,000
                                                           --------------

  Insurance: 1.34%
  AFLAC Inc.                                       52,000       1,576,250
  CIGNA Corp.                                      41,100       2,835,900
* CNA Financial Corp.                              30,000       1,396,875
  EXEL Limited                                     25,000       1,945,313
                                                           --------------
                                                                7,754,338
                                                           --------------

  Investment Banking and Brokerage: 0.31%
  PaineWebber Group Inc.                           42,000       1,806,000
                                                           --------------

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Metals and Mining: 0.29%
  Aluminum Co. of America                           6,000  $      395,625
  ASARCO Inc.                                      19,000         422,750
  Freeport McMoran Copper & Gold Co.,
   Class B                                         23,000         349,312
  Newmont Mining Corp.                             22,000         519,750
                                                           --------------
                                                                1,687,437
                                                           --------------

  Natural Gas: 0.17%
  Consolidated Natural Gas Co.                     17,000       1,000,875
                                                           --------------

  Office Automation and Equipment: 0.16%
  Xerox Corp.                                       9,000         914,625
                                                           --------------

  Oil and Gas: 1.84%
  Amerada Hess Corp.                               28,000       1,520,750
  Ashland Inc.                                     66,000       3,407,250
  Dresser Industries Inc.                          23,000       1,013,438
  Phillips Petroleum Co.                           52,000       2,505,750
  Sun Company, Inc.                                32,000       1,242,000
  Texaco Inc.                                      10,000         596,875
  Unocal Corp.                                     10,000         357,500
                                                           --------------
                                                               10,643,563
                                                           --------------

  Pharmaceuticals: 1.66%
  Allergan Inc.                                    66,000       3,060,750
  Merck & Co.                                      15,000       2,006,250
  Pfizer Inc.                                      23,000       2,499,813
  Schering-Plough Inc.                             22,600       2,070,725
                                                           --------------
                                                                9,637,538
                                                           --------------

  Photographic Products: 0.09%
  Eastman Kodak Co.                                 7,000         511,438
                                                           --------------

  Printing and Publishing: 0.21%
  Knight-Ridder Inc.                                6,000         330,375
  McGraw-Hill Cos.                                 11,000         897,187
                                                           --------------
                                                                1,227,562
                                                           --------------

  Recreational Products: 0.19%
  Mattel Inc.                                      26,000       1,100,125
                                                           --------------

  Restaurants: 0.29%
* Brinker International Inc.                       23,000         442,750
  Darden Restaurants, Inc.                         44,000         698,500
* Host Marriot Corp.                               30,000         534,375
                                                           --------------
                                                                1,675,625
                                                           --------------

  Retail Trade: 1.28%
* Federated Deptartment Stores Inc.                34,000       1,829,625
* K-Mart Corp.                                     40,000         770,000
  Sears Roebuck & Co.                              37,000       2,259,313
  Supervalu Inc.                                   27,000       1,198,125
  TJX Companies Inc.                               26,000         627,250
* Toys "R" Us Inc.                                 32,000         754,000
                                                           --------------
                                                                7,438,313
                                                           --------------

  Shoes: 0.07%
* Reebok International Ltd.                        14,000         387,625
                                                           --------------

  Steel: 0.12%
  USX-U.S. Steel Group Inc.                        22,000         726,000
                                                           --------------






                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Telecommunications: 1.99%
* Airtouch Communications Corp.                    17,000  $      993,437
  AT&T Corp.                                       70,000       3,998,750
  Bell Atlantic Corp.                              30,720       1,401,600
  Lucent Technologies Inc.                         26,000       2,162,875
  MCI Communications Corp.                          7,000         406,875
* United States Cellular Corp.                     38,100       1,171,575
  U S West Communications Group Inc.               30,000       1,410,000
                                                           --------------
                                                               11,545,112
                                                           --------------

  Tobacco: 0.67%
  Philip Morris Companies Inc.                     34,000       1,338,750
  RJR Nabisco Holdings Corp.                       63,000       1,496,250
  UST Inc.                                         38,000       1,026,000
                                                           --------------
                                                                3,861,000
                                                           --------------

  Utilities: 0.79%
  FirstEnergy Corp.                               102,000       3,136,500
  Texas Utilities Co.                               2,874         119,630
  UtiliCorp United Inc.                            35,000       1,319,063
                                                           --------------
                                                                4,575,193
                                                           --------------

  Waste Management: 0.10%
  Browning-Ferris Industries Inc.                  17,000         590,750
                                                           --------------

  Total United States
     (Cost $116,033,186)                                      143,804,989
                                                           --------------

                          FOREIGN STOCKS: 25.45%
                             Australia: 1.06%
  Business Services: 0.19%
  Brambles Industries Ltd.                         55,000       1,079,360
                                                           --------------

  Conglomerates: 0.19%
  Broken Hill Proprietary Ltd.                    131,700       1,113,268
                                                           --------------

  Metals and Mining: 0.13%
  WMC Ltd.                                        258,500         777,997
                                                           --------------

  Newspapers: 0.49%
  News Corp. Ltd.                                 345,300       2,818,339
                                                           --------------

  Recreational Products: 0.06%
* TAB Ltd.                                        240,000         353,728
                                                           --------------

  Total Australia                                               6,142,692
                                                           --------------

                              Denmark: 1.02%
  Airlines: 0.02%
  SAS Danmark AS                                    6,600         132,441
                                                           --------------

  Banks: 0.18%
  Den Danske Bank                                   4,600         551,839
  Unidanmark AS, Class A                            5,200         467,297
                                                           --------------
                                                                1,019,136
                                                           --------------

  Business Services: 0.03%
  ISS International Service Systems, Class B        2,700         157,045
                                                           --------------

ZWEIG MANAGED ASSETS

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Food and Beverages: 0.16%
  Carlsberg, Class A                                5,000  $      363,531
  Danisco                                           8,100         544,162
                                                           --------------
                                                                  907,693
                                                           --------------

  Homebuilders: 0.03%
  Superfos AS                                       7,600         204,450
                                                           --------------

  Hospitals and Healthcare: 0.17%
  Novo-Nordisk AS, Class B                          7,200         992,526
                                                           --------------

  Household Products: 0.03%
  Bang & Olufsen Holdings                           2,200         158,354
                                                           --------------

  Telecommunications: 0.21%
  GN Store Nord                                    10,100         308,419
  Tele Danmark AS, Class B                          9,400         902,137
                                                           --------------
                                                                1,210,556
                                                           --------------

  Transportation: 0.19%
  D/S 1912, Class B                                    95         815,036
  D/S Svendborg, Class B                               24         293,151
                                                           --------------
                                                                1,108,187
                                                           --------------

  Total Denmark                                                 5,890,388
                                                           --------------

                              Finland: 1.36%
  Banks: 0.11%
* Merita Ltd., Class A                             98,200         647,925
                                                           --------------

  Conglomerates: 0.06%
  Metra OY, Class B                                10,200         334,640
                                                           --------------

  Electronics: 0.85%
  Nokia AB, Class A                                67,000       4,927,458
                                                           --------------

  Food and Beverages: 0.04%
  Cultor OY 1                                      14,100         228,725
                                                           --------------

  Forest and Paper Products: 0.18%
* UPM-Kymmen OY                                    39,100       1,076,114
                                                           --------------

  Insurance: 0.08%
  Sampo Insurance Co., Class A                      9,300         440,718
                                                           --------------

  Metals and Mining: 0.04%
  Outokumpu OY, Class A                            18,800         239,861
                                                           --------------

  Total Finland                                                 7,895,441
                                                           --------------

                                   France: 4.14%
  Banks: 0.42%
  Banque Nationale De Paris                        15,300       1,250,116
  Societe Generale Paris                            5,550       1,153,878
                                                           --------------
                                                                2,403,994
                                                           --------------

  Business Services: 0.37%
  Vivendi                                          10,100       2,156,649
                                                           --------------




                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Chemicals: 0.17%
  Air Liquide Co.                                   5,906  $      976,844
                                                           --------------

  Consumer Products and Services: 0.71%
  Loreal Co.                                        6,650       3,698,966
* Promodes                                            800         443,268
                                                           --------------
                                                                4,142,234
                                                           --------------

  Electronics: 0.35%
  Alcatel Alsthom                                   7,500       1,527,043
* Schneider SA                                      6,250         498,367
                                                           --------------
                                                                2,025,410
                                                           --------------

  Food and Beverages: 0.12%
  LVMH Moet Hennessy                                3,550         710,470
                                                           --------------

  Insurance: 0.48%
  AXA UAP                                          24,650       2,772,411
                                                           --------------

  Oil and Gas: 0.27%
  Societe Nationale Elf Aquitaine                  11,300       1,588,654
                                                           --------------

  Real Estate: 0.09%
  Simco                                             6,600         541,449
                                                           --------------

  Retail Trade: 0.49%
  Carrefour                                         2,650       1,676,522
  Cie De St. Gobain                                 6,150       1,140,283
                                                           --------------
                                                                2,816,805
                                                           --------------

  Telecommunications: 0.52%
* France Telecom SA                                43,400       2,993,351
                                                           --------------

  Utilities: 0.15%
  Total SA, Class B                                 6,650         864,522
                                                           --------------

  Total France                                                 23,992,793
                                                           --------------

                                Germany: 4.86%
  Automobiles: 0.74%
  Daimler-Benz AG .                                22,000       2,163,435
  Volkswagen AG                                     2,200       2,124,432
                                                           --------------
                                                                4,287,867
                                                           --------------

  Banks: 0.98%
* Bayerische Hypotheken-Und                        26,800       1,698,571
  Deutsche Bank AG                                 26,200       2,215,025
  Dresdner Bank AG                                 32,400       1,750,138
                                                           --------------
                                                                5,663,734
                                                           --------------

  Chemicals: 0.81%
  Bayer AG                                         48,650       2,517,402
  Hoechst AG                                       43,900       2,207,161
                                                           --------------
                                                                4,724,563
                                                           --------------

  Conglomerates: 0.15%
  Viag AG                                           1,300         894,515
                                                           --------------

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Consumer Products and Services: 0.06%
  Karstadt AG                                         750  $      364,612
                                                           --------------

  Electronics: 0.34%
  Siemens AG                                       32,100       1,958,900
                                                           --------------

  Insurance: 0.63%
  Allianz AG Holding                               11,000       3,626,039
                                                           --------------

  Machinery and Equipment: 0.80%
  Mannesmann AG                                    45,500       4,615,540
                                                           --------------

  Telecommunications: 0.07%
  Deutsche Telekom AG                              15,000         404,709
                                                           --------------

  Utilities: 0.28%
  RWE AG                                           27,700       1,638,981
                                                           --------------

  Total Germany                                                28,179,460
                                                           --------------

                                   Italy: 3.00%
  Apparel and Textiles: 0.06%
  Benetton Group SPA                              171,600         356,223
                                                           --------------

  Automobiles: 0.28%
  Fiat SPA                                        273,900       1,198,808
  Fiat SPA Priv.                                  161,700         402,533
                                                           --------------
                                                                1,601,341
                                                           --------------

  Banks: 0.55%
  Credito Italiano SPA                            345,000       1,805,983
  Istituto Banc San Paolo SPA                      55,500         800,864
  Mediobanca SPA                                   45,500         577,213
                                                           --------------
                                                                3,184,060
                                                           --------------

  Broadcasting: 0.10%
  Mediaset SPA                                     93,500         596,753
                                                           --------------

  Building Materials and Products: 0.04%
  Sirti SPA                                        39,500         214,883
                                                           --------------

  Conglomerates: 0.04%
  Snia BPD                                        170,000         208,489
                                                           --------------

  Energy: 0.61%
  Eni SPA                                         534,000       3,499,817
                                                           --------------

  Industrial Products, Services and Machinery: 0.11%
  Pirelli SPA                                     205,000         640,066
                                                           --------------

  Insurance: 0.43%
  Assicurazioni Generali SPA                       68,000       2,211,133
  Ras Riun Adriat Di Sicurt SPA                    23,000         299,541
                                                           --------------
                                                                2,510,674
                                                           --------------

  Telecommunications: 0.72%
  Telecom Italia Mobile SPA                       397,500       2,430,776
  Telecom Italia SPA                              238,888       1,758,516
                                                           --------------
                                                                4,189,292
                                                           --------------


                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Utilities: 0.06%
  Edison SPA                                       45,000  $      361,129
                                                           --------------

  Total Italy                                                  17,362,727
                                                           --------------

                              Mexico: 0.73%
  Broadcasting: 0.07%
* Grupo Televisa SA                                21,000         395,415
                                                           --------------

  Building Materials and Products: 0.06%
  Cemex SA, Class A                                93,000         346,706
                                                           --------------

  Conglomerates: 0.08%
  Alfa SA, Class A                                 53,000         217,049
  Grupo Carso SA                                   61,000         250,829
                                                           --------------
                                                                  467,878
                                                           --------------

  Food and Beverages: 0.13%
  Grupo Industrial Bimbo SA                       128,000         253,550
  Grupo Modelo SA                                  58,000         480,859
                                                           --------------
                                                                  734,409
                                                           --------------

  Forest and Paper Products: 0.03%
* Grupo Industrial Emprex SA, Class B              33,000         171,500
                                                           --------------

  Hospitals and Healthcare: 0.05%
  Kimberly Clark De Mexico SA                      93,000         322,903
                                                           --------------

  Metals and Mining: 0.03%
  Grupo Mexico SA                                  61,000         166,993
                                                           --------------

  Retail Trade: 0.08%
* Cifra SA, Class V                               329,352         482,336
                                                           --------------

  Telecommunications: 0.20%
  Telefonos De Mexico SA                           67,000         156,577
  Telefonos De Mexico SA, Class L                 413,000         985,850
                                                           --------------
                                                                1,142,427
                                                           --------------

  Total Mexico                                                  4,230,567
                                                           --------------

                                Spain: 4.29%
  Banks: 1.75%
* Argentaria SA                                    74,400       1,671,801
  Banco Bilbao Vizcaya SA                          71,100       3,655,085
  Banco Central Hispano SA                         37,600       1,183,827
  Banco De Santander SA                           102,600       2,630,512
* Banco Espanol Credito SA                         85,100       1,022,823
                                                           --------------
                                                               10,164,048
                                                           --------------

  Business Services: 0.08%
  Autopistas Cesa Co.                              28,400         440,590
  Autopistas Cesa Co. New Rights                   28,400          21,519
                                                           --------------
                                                                  462,109
                                                           --------------

  Energy: 0.30%
  Repsol Petroleo SA                               31,300       1,727,644
                                                           --------------


  Engineering: 0.08%
  Dragados & Construcciones SA                     15,100         484,297
                                                           --------------

ZWEIG MANAGED ASSETS

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Finance: 0.06%
  Corporacion Financiera SA                         2,900  $      319,191
                                                           --------------

  Homebuilders: 0.09%
  Fomento De Construcion SA                        10,400         537,357
                                                           --------------

  Insurance: 0.05%
  Mapfre SA                                         8,400         295,199
                                                           --------------

  Retail Trade: 0.07%
* Centros Com. Pryca SA                            23,100         428,532
                                                           --------------

  Steel: 0.05%
  Acerinox SA                                       2,000         266,771
                                                           --------------

  Telecommunications: 0.73%
  Telefonica De Espana SA                          90,800       4,205,186
                                                           --------------

  Tobacco: 0.07%
  Tabacalera SA, Class A                           20,500         420,472
                                                           --------------

  Utilities: 0.96%
  Endesa SA                                       108,000       2,366,843
  General De Aguas D'Barcelona SA                   6,800         379,777
  Iberdrola I SA                                  130,300       2,119,322
  Sevillana De Electricidad SA                     28,300         312,411
  Union Electrica Fenosa SA                        30,000         387,027
                                                           --------------
                                                                5,565,380
                                                           --------------

  Total Spain                                                  24,876,186
                                                           --------------

                            Sweden: 1.22%
  Automobiles: 0.13%
  Volvo AB, Class A                                 8,900         258,912
  Volvo AB, Class B                                15,800         470,539
                                                           --------------
                                                                  729,451
                                                           --------------

  Banks: 0.09%
  Svenska Handelsbanken AB, Class A                10,900         505,712
                                                           --------------

  Building Materials and Products: 0.05%
  Skanska AB, Class B                               6,300         282,812
                                                           --------------

  Consumer Products and Services: 0.10%
  Hennes & Mauritz AB, Class B                      9,400         599,957
                                                           --------------

  Electronics: 0.52%
  ABB AB, Class B                                  16,100         224,091
  Electrolux AB, Class B                           19,500         334,989
  Ericsson LM AB, Class B                          83,800       2,448,357
                                                           --------------
                                                                3,007,437
                                                           --------------

  Hospitals and Healthcare: 0.27%
  Astra AB, Class A                                60,200       1,230,435
  Astra AB, Class B                                17,700         352,895
                                                           --------------
                                                                1,583,330
                                                           --------------

  Insurance: 0.06%
  Skandia Forsakrings AB                           26,500         378,813
                                                           --------------




                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Total Sweden                                             $    7,087,512
                                                           --------------

                         United Kingdom: 3.77%
  Banks: 0.59%
  Abbey National Plc.                              33,500         596,997
  HSBC Holdings                                    26,200         636,529
  HSBC Holdings, Class A                           17,500         444,143
  Lloyds TSB Group Plc.                            50,100         699,711
  National Westminster Bank Plc.                   46,800         837,918
  Royal Bank of Scotland                           12,772         221,427
                                                           --------------
                                                                3,436,725
                                                           --------------

  Broadcasting: 0.10%
  Reed International Corp.                         61,400         554,782
                                                           --------------

  Building Materials and Products: 0.11%
  RMC Group Inc.                                    8,500         147,647
  Tarmac Plc.                                      71,600         128,732
  Williams Holdings Co.                            37,514         242,561
  Wolseley Plc                                     15,400          91,287
                                                           --------------
                                                                  610,227
                                                           --------------

  Business Services: 0.04%
  Railtrack Group Plc                               8,800         215,705
                                                           --------------

  Chemicals: 0.10%
  BOC Group                                        16,077         219,439
  Imperial Chemical Industries Inc.                23,700         382,016
                                                           --------------
                                                                  601,455
                                                           --------------

  Conglomerates: 0.11%
  Hanson Co.                                       10,121          61,430
  Siebe Plc.                                       11,300         226,075
  TI Group                                         45,500         349,620
                                                           --------------
                                                                  637,125
                                                           --------------

  Consumer Products and Services: 0.53%
  BAA Plc.                                         13,400         145,001
  Caradon Plc.                                     11,340          35,195
  De La Rue Plc.                                    4,600          22,989
  Glaxo Holdings Plc.                              71,500       2,152,278
  Smithkline Beecham, Class A                      42,422         516,383
  Tomkins Corp.                                    31,400         171,330
                                                           --------------
                                                                3,043,176
                                                           --------------

  Food and Beverages: 0.61%
  Allied Domecq Plc.                               24,500         228,934
  Associated British Foods Plc.                    16,200         152,863
  BASS Plc.                                        19,114         357,211
  Bat Industries Inc.                              66,700         666,110
  Cadbury Schweppes Inc.                           86,200       1,334,784
  Unilever Plc.                                    62,800         674,317
  United Biscuits Corp.                            33,200         133,232
                                                           --------------
                                                                3,547,451
                                                           --------------

  Industrial Products, Services and Machinery: 0.01%
  Lucasvarity Plc.                                 20,100          79,823
                                                           --------------

  Insurance: 0.27%
  Prudential Corp.                                 88,100       1,161,338
  Royal & Sun Alliance Insurance Co.               37,900         386,715
                                                           --------------
                                                                1,548,053
                                                           --------------

                                              Number of
                                              Shares or           Value
                                           Principal Amount      (Note 2)
-------------------------------------------------------------------------
  Oil and Gas: 0.30%
  British Petroleum Plc.                           61,600  $      896,813
  Shell Transport                                 120,000         842,983
                                                           --------------
                                                                1,739,796
                                                           --------------

  Real Estate: 0.08%
  Land Securities Plc.                             31,100         481,316
                                                           --------------

  Retail Trade: 0.42%
  Boots Co.                                        26,764         445,248
  Great Universal Stores Inc.                      15,800         208,408
  Kingfisher Plc.                                  15,700         254,375
  Marks & Spencer Corp.                           111,100       1,014,045
  Sears Plc.                                       52,700          46,826
  Tesco Corp.                                      47,600         464,245
                                                           --------------
                                                                2,433,147
                                                           --------------
  Telecommunications: 0.34%
  British Telecommunications Corp.                131,500       1,618,242
  Cable & Wireless Plc.                            30,200         367,611
                                                           --------------
                                                                1,985,853
                                                           --------------

  Tobacco: 0.01%
  Imperial Tobacco Group Plc.                       8,097          59,515
                                                           --------------

  Tourism: 0.07%
  Ladbroke Group                                   18,800         103,756
  Rank Group Plc.                                  10,000          54,439
  Scottish & Newscastle Plc.                       18,200         256,161
                                                           --------------
                                                                  414,356
                                                           --------------

  Utilities: 0.08%
  BG Plc.                                          28,900         167,092
  National Power Corp.                             13,500         127,048
  Scottish Power Plc.                              19,200         169,478
                                                           --------------
                                                                  463,618
                                                           --------------

  Total United Kingdom                                         21,852,123
                                                           --------------

  Total Foreign Stocks (Cost $96,117,732)                     147,509,889
                                                           --------------

  Total Common Stocks (Cost $212,150,918)                     291,314,878
                                                           --------------

  BONDS: 37.48%
  UNITED STATES GOVERNMENT OBLIGATIONS: 19.32%
  United States Treasury Bonds: 2.38%
     10.75%, 5/15/2003                        $ 7,000,000       8,531,257
     7.25%, 8/15/2022                           1,700,000       2,035,220
     7.50%, 11/15/2024                          2,600,000       3,225,627
                                                           --------------
                                                               13,792,104
                                                           --------------

  United States Treasury Notes: 16.94%
     6.25%, 8/31/2000                          10,400,000      10,556,011
     7.50%, 2/15/2005                           7,100,000       7,863,257
     6.50%, 5/15/2005                           5,400,000       5,702,065
     6.875%, 5/15/2006                         19,900,000      21,560,416
     6.50%, 10/15/2006                         22,800,000      24,225,023





                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
   6.625%, 5/15/2007                         $ 22,900,000  $   24,617,523
   6.375%, 8/15/2027                            3,300,000       3,625,878
                                                           --------------
                                                               98,150,173
                                                           --------------

Total United States Government Obligations
  (Cost $109,417,719)                                         111,942,277
                                                           --------------

FOREIGN GOVERNMENT
  OBLIGATIONS: 18.16%

Australian Commonwealth
  Government Bonds: 1.11%
    7.50%, 9/15/2009            A$              9,000,000       6,438,183
                                                           --------------

Deutschland Rebublic
  Government Bonds: 2.79%
    6.00%, 7/4/2007             DM             26,850,000      16,188,839
                                                           --------------

Finnish Government
  Bonds: 0.95%
    7.25%, 4/18/2006            Fim            26,000,000       5,477,790
                                                           --------------

France O.A.T. Bonds: 2.82%
    5.50%, 10/25/2007           ff             94,300,000      16,348,869
                                                           --------------

Italian Government
  Bonds: 2.04%
    6.75%, 7/1/2007             LIRA       18,700,000,000      11,829,850
                                                           --------------

Netherlands Government
  Bonds: 0.98%
    5.25%, 7/15/2008            NLG            11,200,000       5,682,037
                                                           --------------

New Zealand Government
  Bonds: 0.94%
    7.00%, 7/15/2009            NZ$            10,000,000       5,459,858
                                                           --------------

Spanish Government
  Bonds: 1.48%
    6.00%, 1/31/2008            Pta         1,220,000,000       8,569,645
                                                           --------------

Swedish Government
  Bonds: 1.92%
    8.00%, 8/15/2007            SKr            72,700,000      11,134,042
                                                           --------------

United Kingdom
  Treasury Bonds: 3.13%
    8.50%, 7/16/2007      (pound)               6,400,000      12,547,973
    7.25%, 12/7/2007      (pound)               3,043,000       5,591,696
                                                           --------------
                                                               18,139,669
                                                           --------------

Total Foreign Government Obligations
  (Cost $102,471,195 )                                        105,268,782
                                                           --------------

Total Bonds (Cost $211,888,914)                               217,211,059
                                                           --------------

UNITED STATES SHORT-TERM
  OBLIGATIONS: 0.40%
United States Treasury Bills: 0.40%
  4.85%, 7/23/98                               $1,000,000         997,011
  4.89%, 7/23/98                                1,300,000       1,296,115
                                                           --------------


Total United States Short-Term Obligations
  (Cost $2,293,151)                                             2,293,126
                                                           --------------

ZWEIG MANAGED ASSETS

                                               Principal          Value
                                                  Amount         (Note 2)
-------------------------------------------------------------------------
UNITED STATES REPURCHASE
  AGREEMENTS: 8.94%
With Morgan Stanley & Co., Inc. (dated 6/30/98), 6.25%,
  due 7/1/98 (Repurchase proceeds $36,802,388);
  collateralized by: $36,960,422 Federal
  National Mortgage Association Bonds,
  7.064% - 7.732%, 11/1/2024 - 7/1/2036
  (Market value $37,896,198)                 $36,796,000     $ 36,796,000

With Prudential Securities Inc., (dated 6/30/98), 6.05%,
  due 7/1/98 (Repurchase proceeds $15,002,521);
  collateralized by: $15,062,000 United States
  Treasury Notes, 5.375%, 2/15/2001
  (Market value $15,300,967)                   15,000,000      15,000,000
                                                           --------------

Total United States Repurchase Agreements
  (Cost $51,796,000)                                           51,796,000
                                                           --------------

Total Investments in Securities
  (Cost $478,128,983)                                         562,615,063
                                                           --------------

Net Unrealized Depreciation on Foreign Forward
  Currency Contracts (Note 4): (0.48)%                         (2,758,749)

Total Investments (Cost $478,128,983)               96.61%    559,856,314
Other Assets                                         3.69      21,365,476
                                                   ------  --------------
   Total Assets                                    100.30%    581,221,790
   Total Liabilities (Note 5)                       (0.30)     (1,735,130)
                                                   ------  --------------
Net Assets (Note 6)                                100.00% $  579,486,660
                                                   ======  ==============

Class A Shares
Net asset value ("NAV") and redemption price per share
  ($119,259,427/8,572,892 shares)                                  $13.91
                                                                   ======

Maximum public offering price per share -
  NAV/(1- Maximum sales charge) ($13.91/.945)                      $14.72
                                                                   ======


Class B Shares
Net asset value and offering price per share
  ($27,577,310/1,971,744 shares)                                   $13.99
                                                                   ======

Redemption price per share                                             **
                                                                   ======



Class C Shares
Net asset value and offering price per share
  ($430,769,172/31,195,051 shares)                                 $13.81
                                                                   ======

Redemption price per share                                             **
                                                                   ======


Class I Shares
Net asset value, offering and redemption price per share
  ($1,880,751/132,451 shares)                                      $14.20
                                                                   ======


-------------------------------------------------------------------------

*  Non-income producing security.
** Varies by length of time shares are held (Note 3b).

For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $478,516,781 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation                         $90,456,874
Gross unrealized depreciation                          (9,117,341)
                                                      -----------
Net unrealized appreciation                           $81,339,533
                                                      ===========


                                                                 %Net
Industry Breakdown - Common Stock                  Value          Assets
------------------------------------------------------------------------
Airfreight                                  $    467,500           0.08%
Airlines                                       1,573,941           0.27%
Apparel and Textiles                             817,473           0.14%
Automobiles                                   11,997,159           2.07%
Automotive Parts and Equipment                 1,558,750           0.27%
Banks                                         39,151,584           6.75%
Biotechnology                                  2,271,375           0.39%
Broadcasting                                   4,035,300           0.70%
Building Materials and Products                5,189,753           0.90%
Business Services                              4,070,868           0.70%
Chemicals                                     10,847,049           1.87%
Computers and Software                         8,174,937           1.41%
Conglomerates                                  6,876,540           1.19%
Consumer Products and Services                11,557,667           1.99%
Electrical Equipment                             659,250           0.11%
Electronics                                   17,655,580           3.05%
Energy                                         5,227,461           0.90%
Engineering                                    1,135,485           0.20%
Entertainment                                  3,340,739           0.58%
Finance                                        8,731,222           1.51%
Food and Beverages                             9,944,373           1.72%
Forest and Paper Products                      1,247,614           0.21%
Homebuilders                                     741,807           0.13%
Hospitals and Healthcare                       4,205,634           0.73%
Hotels                                           388,500           0.07%
Household Products                             2,259,604           0.39%
Industrial Products, Services and
  Machinery                                    1,753,889           0.30%
Insurance                                     19,326,245           3.33%
Investment Banking and Brokerage               1,806,000           0.31%
Machinery and Equipment                        4,615,540           0.80%
Metals and Mining                              2,872,288           0.50%
Natural Gas                                    1,000,875           0.17%
Newspapers                                     2,818,339           0.49%
Office Automation and Equipment                  914,625           0.16%
Oil and Gas                                   13,972,013           2.41%
Pharmaceuticals                                9,637,538           1.66%
Photographic Products                            511,438           0.09%
Printing and Publishing                        1,227,562           0.21%
Real Estate                                    1,022,765           0.18%
Recreational Products                          1,453,853           0.25%
Restaurants                                    1,675,625           0.29%
Retail Trade                                  13,599,133           2.35%
Shoes                                            387,625           0.07%
Steel                                            992,771           0.17%
Telecommunications                            27,676,486           4.77%
Tobacco                                        4,340,987           0.75%
Tourism                                          414,356           0.07%
Transportation                                 1,108,187           0.19%
Utilities                                     13,468,823           2.32%
Waste Management                                 590,750           0.10%
                                            ------------          -----
                                            $291,314,878          50.27%
                                            ============          =====


                       See notes to financial statements.

ZWEIG GROWTH & INCOME FUND

Statement of Net Assets as of June 30, 1998 (Unaudited)



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  COMMON STOCKS: 83.42%
  Aerospace: 1.56%
  AAR Corp.                                         6,300  $      186,244
  Cordant Technologies Inc.                         7,700         355,163
  Northrop Grumman Corp.                              800          82,500
  Sundstrand Corp.                                  1,600          91,600
                                                           --------------
                                                                  715,507
                                                           --------------

  Air Freight: 0.78%
  Airborne Freight Corp.                            7,800         272,512
  Expeditors International of Washington, Inc.      2,000          88,000
                                                           --------------
                                                                  360,512
                                                           --------------

  Apparel and Textiles: 2.99%
  Guilford Mills, Inc.                              9,400         188,000
  Interface Inc., Class A                          15,800         318,962
* Jones Apparel Group Inc.                          4,400         160,875
  Kellwood Co.                                      6,100         218,075
* Mohawk Industries Inc.                            5,900         186,956
* Nautica Enterprises Inc.                          3,400          91,162
  Springs Industries, Inc., Class A                 4,400         202,950
* Tommy Hilfiger Corp.                                100           6,250
                                                           --------------
                                                                1,373,230
                                                           --------------

  Automobiles: 1.61%
  Chrysler Corp.                                    1,700          95,837
  Ford Motor Co.                                   10,900         643,100
                                                           --------------
                                                                  738,937
                                                           --------------

  Automotive Parts and Equipment: 2.44%
  Arvin Industries, Inc.                           11,800         428,487
  Borg-Warner Automotive, Inc.                      3,800         182,637
  Dana Corp.                                        1,700          90,950
  Excel Industries, Inc.                              900          12,881
* Gentex Corp.                                     11,400         206,625
  Intermet Corp.                                    3,500          63,438
  Mark IV Industries, Inc.                          3,800          82,175
  Mascotech, Inc.                                   1,100          26,400
  Standard Products Co.                             1,100          30,938
                                                           --------------
                                                                1,124,531
                                                           --------------

  Banks: 1.08%
  First Union Corp.                                 3,276         190,827
* Imperial Bancorp                                  1,950          58,500
  National Commerce Bancorporation                  2,200          92,125
  North Fork Bancorporation, Inc.                   6,350         155,178
                                                           --------------
                                                                  496,630
                                                           --------------

  Building Materials and Products: 2.09%
  Lafarge Corp.                                     9,800         385,262
  Southdown, Inc.                                   6,800         485,350
* USG Corp.                                         1,700          92,012
                                                           --------------
                                                                  962,624
                                                           --------------

  Casino Operators: 0.10%
* Rio Hotel & Casino Inc.                           2,500          47,188
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Chemicals: 1.25%
  B.F. Goodrich & Co.                               1,800  $       89,325
  Lyondell Petrochemical Corp.                      2,100          63,919
  Millennium Chemicals Inc.                         6,200         210,025
  Quaker Chemical Corp.                             1,300          24,619
  Wellman Inc.                                      8,300         188,306
                                                           --------------
                                                                  576,194
                                                           --------------

  Commercial Services: 1.34%
* AccuStaff Inc.                                    3,700         115,625
* CIBER, Inc.                                       3,300         125,400
* Computer Horizons Corp.                           2,000          74,125
  Laidlaw Inc.                                      9,000         109,688
  Ogden Corp.                                       3,400          94,137
* Systems & Computer Technology Corp. .             3,600          97,200
                                                           --------------
                                                                  616,175
                                                           --------------

  Computers and Software: 2.05%
* Avid Technology, Inc.                             2,900          97,150
* Check Point Software Technology Corp.             3,400         111,350
* Cognos Inc.                                       2,400          63,938
* Lexmark International, Inc., Class A              3,200         195,200
* PLATINUM Software Corp.                           1,400          39,987
* Sterling Software Inc.                            4,500         133,031
* Symantec Corp.                                    4,900         128,013
* Unisys Corp.                                      6,200         175,150
                                                           --------------
                                                                  943,819
                                                           --------------

  Construction and Farm Equipment: 0.28%
  Manitowoc Company, Inc.                           3,200         129,000
                                                           --------------

  Containers and Packaging: 0.50%
  Ball Corp.                                        5,700         229,069
                                                           --------------

  Electrical Products: 0.47%
  Tecumseh Products Co., Class A                    4,100         216,531
                                                           --------------

  Electronics: 1.05%
  General Motors Corp., Class H                     3,300         155,513
* Ingram Micro Inc., Class A                        2,500         110,625
* Level One Communications Inc.                     4,700         110,450
* Waters Corp.                                      1,800         106,088
                                                           --------------
                                                                  482,676
                                                           --------------

  Engineering: 0.33%
  Fluor Corp.                                       1,800          91,800
* Jacobs Engineering Group Inc.                     1,900          61,038
                                                           --------------
                                                                  152,838
                                                           --------------

  Entertainment: 0.44%
* Anchor Gaming Co.                                 2,600         201,825
                                                           --------------

  Finance: 2.77%
* Americredit Corp.                                 4,800         171,300
  Equitable Companies Inc.                          6,100         457,119
  Sunamerica Inc.                                   8,750         502,578
  XTRA Corp.                                        2,400         145,200
                                                           --------------
                                                                1,276,197
                                                           --------------

ZWEIG GROWTH & INCOME FUND

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Food and Beverages: 1.29%
  Adolph Coors Co., Class B                         7,900  $      268,600
  Interstate Bakeries Corp.                         6,800         225,675
  Michael Foods Inc.                                3,400          99,875
                                                           --------------
                                                                  594,150
                                                           --------------

  Forest and Paper Products: 0.55%
  Bowater Inc.                                      2,200         103,950
  Chesapeake Corp.                                    800          31,150
  Mead Corp.                                        3,000          95,250
  P.H. Glatfelter Co.                               1,300          20,556
                                                           --------------
                                                                  250,906
                                                           --------------

  Healthcare Facilities and
    Products: 0.36%
* NovaCare Inc.                                     4,000          47,000
* Total Renal Care Holdings, Inc., Class A          2,900         100,050
  West Companies Inc.                                 700          19,819
                                                           --------------
                                                                  166,869
                                                           --------------

  Homebuilding and Land
    Development: 2.07%
  Centex Corp.                                      5,500         207,625
* Champion Enterprises Inc.                         2,300          67,563
  Del Webb Corp.                                    2,000          51,875
* Fairfield Communities Inc.                        7,700         147,744
  Fleetwood Enterprises, Inc.                       6,200         248,000
  Kaufman & Broad Home Corp.                        5,600         177,800
  Ryland Group Inc.                                 1,900          49,875
                                                           --------------
                                                                  950,482
                                                           --------------

  Hotels: 0.50%
* Host Marriott Corp.                               6,300         112,219
* Prime Hospitality Corp.                           4,500          78,469
* Sun International Hotels Ltd.                       900          40,950
                                                           --------------
                                                                  231,638
                                                           --------------

  Household Furnishings and
    Products: 1.74%
  Ethan Allen Interiors Inc.                        8,100         404,494
* Furniture Brands International, Inc.              6,500         182,406
  Maytag Corp.                                      2,400         118,500
  Whirlpool Corp.                                   1,400          96,250
                                                           --------------
                                                                  801,650
                                                           --------------

  Industrial Products, Services and
    Machinery: 0.91%
  Applied Power Inc., Class A                       4,100         140,938
  Cincinnati Milacron Inc.                          7,600         184,775
  Ingersoll-Rand Co.                                2,150          94,734
                                                           --------------
                                                                  420,447
                                                           --------------

  Insurance: 3.81%
  Allstate Corp.                                    1,500         137,344
  Conseco Inc.                                      4,200         196,350
  Everest Reinsurance Holdings Inc.                 2,200          84,563
  Financial Security Assurance Holdings Ltd.        3,500         205,625
  Foremost Corp. of America                         1,000          24,125
  IPC Holdings Ltd.                                 4,100         124,281
  Loews Corp.                                         900          78,413
  Mercury General Corp.                             2,300         148,206
  Old Republic International Corp.                  6,550         191,997
* PartnerRe Ltd.                                    1,800          91,800
  Reliance Group Holdings, Inc.                    10,800         189,000



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Selective Insurance Group, Inc.                   5,300  $      118,753
  TIG Holdings Inc.                                 2,900          66,700
  Travelers Property Casualty Corp., Class A        2,200          94,325
                                                           --------------
                                                                1,751,482
                                                           --------------

  Investment Banking and
    Brokerage: 4.60%
  A.G. Edwards, Inc.                               10,300         439,681
  Bear, Stearns & Co. Inc.                         10,285         584,959
  Donaldson, Lufkin & Jenrette, Inc.                2,700         137,194
  Lehman Brothers Holdings Inc.                     5,300         411,081
  Morgan Stanley, Dean Witter,
     Discover & Co.                                 4,625         422,609
  PaineWebber Group Inc.                            2,800         120,400
                                                           --------------
                                                                2,115,924
                                                           --------------

  Manufacturing: 2.81%
  A.O. Smith Corp.                                  4,100         211,919
  Aeroquip-Vickers Inc.                             4,800         280,200
  Carlisle Companies Inc.                           1,600          68,900
  Graco Inc.                                        6,400         223,200
  Hanson Plc., ADR                                  5,200         157,625
  Pentair Inc.                                        900          38,250
  Premark International Inc.                        3,200         103,200
  Trinity Industries, Inc.                          4,400         182,600
  United Dominion Industries Ltd.                     800          26,700
                                                           --------------
                                                                1,292,594
                                                           --------------

  Metal Fabrication: 2.12%
* Hexcel Corp.                                      3,800          85,975
  Kaydon Corp.                                      8,000         282,500
  Kennametal Inc.                                   1,900          79,325
  Timken Co.                                        9,200         283,475
* Tower Automotive Inc.                             1,900          81,463
  Varlen Corp.                                      4,650         160,425
                                                           --------------
                                                                  973,163
                                                           --------------

  Metals and Mining: 0.45%
  Alcan Aluminium Ltd.                              4,200         116,025
  Reynolds Metals Co.                               1,600          89,500
                                                           --------------
                                                                  205,525
                                                           --------------

  Office Automation and
    Equipment: 0.50%
  Herman Miller, Inc.                               9,400         228,538
                                                           --------------

  Oil and Gas: 3.41%
  Ashland Inc.                                      3,800         196,175
  CTG Resources Inc.                                  400           9,400
  Eastern Enterprises                                 700          30,013
  Equitable Resources Inc.                          4,000         122,000
* Global Industries Ltd.                            6,800         114,750
* Input/Output Inc.                                 3,600          64,125
* Parker Drilling Co.                              13,700          96,756
  Pride International Inc.                          3,400          57,587
* SEACOR Smit Inc.                                  2,000         122,625
* Stolt Comex Seaway Corp., SA                        750          13,125
* Stolt Comex Seaway Corp., SA, ADR                 1,500          29,063
  TrizecHahn Corp.                                  2,600          55,737
* Tuboscope Vetco International Corp.               3,000          59,250
* Varco International, Inc.                        17,400         344,738
* Veritas DGC Inc.                                  5,100         254,681
                                                           --------------
                                                                1,570,025
                                                           --------------

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Personal Care Products: 0.27%
* NBTY, Inc.                                        6,800  $      124,950
                                                           --------------

  Printing and Forms: 1.26%
  Banta Corp.                                       3,300         101,887
  Bowne & Co., Inc.                                 8,300         373,500
* Mail-Well, Inc.                                   4,800         104,100
                                                           --------------
                                                                  579,487
                                                           --------------

  Real Estate Investment Trusts: 0.77%
  Carramerica Realty Corp.                          3,000          85,125
  FelCor Suite Hotels, Inc.                         3,300         103,537
  Liberty Property Trust                            2,900          74,131
  Prentiss Properties Limited Inc.                  3,800          92,387
                                                           --------------
                                                                  355,180
                                                           --------------

  Recreational Products: 0.25%
  Brunswick Corp.                                   3,200          79,200
  Coachmen Industries, Inc.                         1,300          33,963
                                                           --------------
                                                                  113,163
                                                           --------------

  Restaurants: 1.53%
  Bob Evans Farms, Inc.                             6,800         144,075
  CKE Restaurants, Inc.                            13,515         557,494
                                                           --------------
                                                                  701,569
                                                           --------------

  Retail Trade: 3.70%
* Central Garden & Pet Co.                          2,300          71,588
* Dress Barn, Inc.                                 13,000         323,375
  Hughes Supply, Inc.                               1,250          45,781
* K Mart Corp.                                      6,300         121,275
  Neiman Marcus Group                                 600          26,063
  Pier 1 Imports, Inc.                             13,550         323,506
  Ross Stores, Inc.                                 9,200         395,600
  TJX Companies Inc.                               16,400         395,650
                                                           --------------
                                                                1,702,838
                                                           --------------

  Savings and Loan
    Associations: 1.24%
  Dime Bancorp Inc.                                 4,100         122,744
  Golden West Financial Corp.                         900          95,681
  H.F. Ahmanson & Co.                               3,200         227,200
  Webster Financial Corp.                           3,800         126,350
                                                           --------------
                                                                  571,975
                                                           --------------

  Steel: 2.65%
  AK Steel Holding Corp.                            4,300          76,863
  Birmingham Steel Corp.                            2,000          24,750
  British Steel Plc, ADR                            6,900         156,975
  Carpenter Technology Corp.                        3,000         150,750
  Cleveland-Cliffs Inc.                             2,900         155,512
  Inland Steel Industries, Inc.                     3,700         104,294
  LTV Corp.                                         4,600          43,987
  Quanex Corp.                                      3,000          90,937
  Texas Industries, Inc.                            3,300         174,900
  USX-U.S. Steel Group                              7,300         240,900
                                                           --------------
                                                                1,219,868
                                                           --------------

  Supermarket Chains: 0.67%
  Great Atlantic & Pacific Tea Company, Inc.        2,700          89,269
  Supervalu Inc.                                    4,900         217,437
                                                           --------------
                                                                  306,706
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Telecommunications: 1.13%
* 360 Communications Co.                            5,300  $      169,600
* Brightpoint Inc.                                 11,500         166,750
  Tele Danmark A.S., ADR                            2,400         113,100
  Telefonica De Argentina, ADR                      2,200          71,362
                                                           --------------
                                                                  520,812
                                                           --------------

  Tobacco: 1.18%
  RJR Nabisco Holdings Corp.                        8,800         209,000
  Universal Corp.                                   8,900         332,638
                                                           --------------
                                                                  541,638
                                                           --------------

  Transportation: 6.07%
* Alaska Air Group Inc.                             6,800         371,025
  Alexander & Baldwin, Inc.                         2,100          61,162
* America West Holdings Corp., Class B              7,100         202,794
* AMR Corp.                                         3,600         299,700
  Burlington Northern Santa Fe Corp.                1,000          98,187
  Canadian National Railway Co.                     1,700          90,312
  Comair Holdings, Inc.                             5,500         169,813
* Continental Airlines, Inc., Class B               2,300         140,012
  GATX Corp.                                        5,400         236,925
  J.B. Hunt Transport Services, Inc.                4,200         149,625
* M S Carriers Inc.                                 5,500         149,187
  Ryder System, Inc.                                2,800          88,375
  Southwest Airlines Co.                            7,550         223,669
* Swift Transportation Co., Inc.                    5,500         108,969
  USFreightways Corp.                               9,700         318,584
  Werner Enterprises Inc.                           4,600          87,687
                                                           --------------
                                                                2,796,026
                                                           --------------

  Trucks: 1.08%
  Cummins Engine Co.                                1,700          87,125
* Navistar International Corp.                      3,800         109,725
  PACCAR Inc.                                       5,700         297,825
                                                           --------------
                                                                  494,675
                                                           --------------

  Utilities: 12.82%
  Allegheny Energy Inc.                             2,600          78,325
  Baltimore Gas & Electric Co.                      6,900         214,331
  BEC Energy Holding Co.                            7,600         315,400
  Central & South West Corp.                        5,300         142,438
  CMS Energy Corp.                                  3,300         145,200
  Commonwealth Energy System                        1,200          45,300
  Consolidated Edison Co. of New York, Inc.         4,100         188,856
  Dominion Resources, Inc.                          2,300          93,725
  DQE Inc.                                          2,400          86,400
  DTE Energy Co.                                    3,600         145,350
  Eastern Utilities Associates                      7,300         191,625
  Edison International                             10,900         322,231
  Energy East Corp.                                10,900         453,713
  Entergy Corp.                                     6,500         186,875
  FirstEnergy Corp.                                 4,900         150,675
  Florida Progress Corp.                            2,600         106,925
  FPL Group Inc.                                    1,700         107,100
  GPU Inc.                                          6,800         257,125
  Houston Industries Inc.                           5,848         180,557
  Montana Power Co.                                 1,700          59,075
  New England Electric System                       4,200         181,650
  PECO Energy Co.                                   7,900         230,581
  PG&E Corp.                                        6,475         204,367
  Pinnacle West Capital Corp.                       9,000         405,000
  PP&L Resources, Inc.                              2,900          65,794
  Public Service Co. of New Mexico                 12,600         285,863
  Public Service Enterprises Group Inc.             9,700         334,044

ZWEIG GROWTH & INCOME FUND

                                              Number of
                                              Shares or           Value
                                            Principal Amount     (Note 2)
-------------------------------------------------------------------------
  Utilities (continued)
* Sempra Energy Corp.                               5,600  $      155,400
  Sierra Pacific Resources                          2,000          72,625
  Texas Utilities Co.                               2,400          99,900
  TNP Enterprises, Inc.                             2,200          67,925
  Unicom Corp.                                      2,600          91,163
  UtiliCorp United Inc.                             4,400         165,825
  Westcoast Energy Inc.                             3,000          66,938
                                                           --------------
                                                                5,898,301
                                                           --------------

  Waste Management: 0.55%
* Allied Waste Industries, Inc.                     6,400         153,600
* USA Waste Services, Inc.                          2,000          98,750
                                                           --------------
                                                                  252,350
                                                           --------------

  Total Common Stocks
    (Cost $34,202,739)                                         38,376,414
                                                           --------------

  SHORT-TERM OBLIGATIONS: 6.82%
  Federal Home Loan Mortgage Corp.,
   Discount Notes: 6.50%
     5.46%, 7/24/98                            $3,000,000       2,989,080
                                                           --------------

  United States Treasury Bills: 0.32%
     4.85%, 7/23/98                               100,000          99,701
     4.87%, 7/23/98                                50,000          49,850
                                                           --------------
                                                                  149,551
                                                           --------------

  TOTAL SHORT-TERM OBLIGATIONS
     (Cost $3,139,090)                                          3,138,631
                                                           --------------

  REPURCHASE AGREEMENT: 9.24%
  With Morgan Stanley & Co., Inc.,
    (dated 6/30/98), 6.25%, due 7/1/98
    (Repurchase proceeds $4,250,738);
    collateralized by: $4,316,000
    Federal National Mortgage Association Bonds,
    6.184%, 7/1/2028
    (Market value $4,387,929)                  4,250,000        4,250,000
                                                           --------------

  Total Repurchase Agreement
    (Cost $4,250,000)                                           4,250,000
                                                           --------------



                                                                   Value
                                                                 (Note 2)
-------------------------------------------------------------------------
  TOTAL INVESTMENTS (COST $41,591,829)            99.48%   $   45,765,045
  Other Assets                                     0.79           365,069
                                                 ------    --------------
    Total Assets                                 100.27%       46,130,114
    Total Liabilities (Note 5)                    (0.27)         (124,180)
                                                 ------    --------------
  Net Assets (Note 6)                            100.00%   $   46,005,934
                                                 ======    ==============

Class A Shares
Net asset value (NAV) and redemption price per share
  ($8,847,982/607,515 shares)                                 $14.56
                                                              ======

Maximum public offering price per share -
  NAV/(1 - maximum sales charge) ($14.56/.945)                $15.41
                                                              ======

Class B Shares
Net asset value and offering price per share
  ($17,905,107/1,230,043 shares)                              $14.56
                                                              ======

Redemption price per share                                        **
                                                              ======


Class C Shares
Net asset value and offering price per share
  ($17,454,762/1,200,511 shares)                              $14.54
                                                              ======

Redemption price per share                                        **
                                                              ======


Class I Shares
Net asset value, offering and redemption price per share
  ($1,798,083/123,080 shares)                                 $14.61
                                                              ======


-------------------------------------------------------------------------------

*  Non-income producing security.
** Varies by length of time shares are held. (Note 3b)

For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $41,592,751 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation                        $5,039,626
Gross unrealized depreciation                          (867,332)
                                                     ----------
Net unrealized appreciation                          $4,172,294
                                                     ==========


                       See notes to financial statements.

ZWEIG FOREIGN EQUITY FUND

Statement of Net Assets as of June 30, 1998 (Unaudited)



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  COMMON STOCKS: 67.88%
                               Australia: 3.57%
  Banks: 0.81%
  National Australia Bank Ltd.                      4,600  $       60,676
                                                           --------------

  Conglomerates: 0.71%
  Broken Hill Proprietary Ltd.                      6,300          53,254
                                                           --------------

  Food and Beverages: 0.55%
* Coca-Cola Amatil Ltd.                             1,600          10,701
  Fosters Brewing Group                            13,200          31,063
                                                           --------------
                                                                   41,764
                                                           --------------

  Newspapers: 0.92%
  News Corp. Ltd.                                   3,700          30,199
  News Corp. Ltd., Pfd.                             5,500          38,965
                                                           --------------
                                                                   69,164
                                                           --------------

  Recreational Products: 0.10%
* TAB Ltd.                                          5,000           7,369
                                                           --------------

  Telecommunications: 0.48%
  Telestra Corp., Ltd.                             14,000          35,893
                                                           --------------

  Total Australia                                                 268,120
                                                           --------------

                             Austria: 2.68%
  Banks: 1.52%
  Bank Austria AG                                   1,400         113,872
                                                           --------------

  Conglomerates: 0.60%
  Mayr-Melnhof AG                                     685          44,771
                                                           --------------

  Homebuilders: 0.45%
  Universale-Bau AG                                 1,095          34,060
                                                           --------------

  Machinery and Equipment: 0.11%
  Steyr-Daimler-Puch AG                               310           8,495
                                                           --------------

  Total Austria                                                   201,198
                                                           --------------

                             Belgium: 1.76%
  Chemicals: 0.55%
  Solvay SA, Class A                                  517          40,988
                                                           --------------

  Metals and Mining: 0.35%
* Union Miniere SA                                    431          26,641
                                                           --------------

  Retail Trade: 0.52%
  Delhaize le Lion SA                                 560          39,129
                                                           --------------

  Utilities: 0.34%
  Electrabel SA                                        90          25,517
                                                           --------------

  Total Belgium                                                   132,275
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
                             Canada: 1.94%
  Aerospace: 0.07%
  Bombardier Inc., Class B                            200  $        5,440
                                                           --------------

  Banks: 0.68%
  Canadian Imperial Bank of Commerce                  600          19,298
  Royal Bank of Canada                                300          18,054
  Toronto-Dominion Bank                               300          13,566
                                                           --------------
                                                                   50,918
                                                           --------------

  Broadcasting: 0.19%
  Thomson Corp.                                       500          14,518
                                                           --------------

  Energy: 0.08%
* Talisman Energy Inc.                                200           5,725
                                                           --------------

  Metals and Mining: 0.26%
  Alcan Aluminum Ltd.                                 500          13,770
  Barrick Gold Corp.                                  300           5,712
                                                           --------------
                                                                   19,482
                                                           --------------

  Telecommunications: 0.66%
  BCE Inc.                                            500          21,199
  Northern Telecom Ltd.                               500          28,356
                                                           --------------
                                                                   49,555
                                                           --------------


  Total Canada                                                    145,638
                                                           --------------

                          Denmark: 1.71%
  Banks: 0.32%
  Den Danske Bank                                     200          23,993
                                                           --------------

  Food and Beverages: 0.82%
  Aarhus Oliefabrik, Class A                          500          25,447
  Carlsberg, Class A                                  500          36,353
                                                           --------------
                                                                   61,800
                                                           --------------

  Transportation: 0.57%
  D/S 1912, Class B                                     5          42,897
                                                           --------------

  Total Denmark                                                   128,690
                                                           --------------

                           Finland: 1.43%
  Banks: 0.31%
* Merita Ltd., Class A                              3,550          23,423
                                                           --------------

  Electronics: 0.62%
  Nokia AB, Class A                                   630          46,333
                                                           --------------

  Forest and Paper Products: 0.28%
* UPM-Kymmen OY                                       775          21,330
                                                           --------------

  Metals and Mining: 0.22%
  Outokumpu OY, Class A                             1,300          16,586
                                                           --------------

  Total Finland                                                  107,672
                                                           --------------

ZWEIG FOREIGN EQUITY FUND

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
                            France: 6.62%
  Banks: 0.70%
  Cie Fin Paribas                                     297  $       31,783
  Societe Generale Paris                              100          20,791
                                                           --------------
                                                                   52,574
                                                           --------------

  Business Services: 0.62%
  Vivendi                                             217          46,336
                                                           --------------

  Consumer Products and Services: 0.98%
  Loreal Co.                                          132          73,423
                                                           --------------

  Electronics: 0.66%
  Alcatel Alsthom                                     125          25,451
* Schneider SA                                        301          24,001
                                                           --------------
                                                                   49,452
                                                           --------------

  Food and Beverages: 0.38%
  LVMH Moet Hennessy                                  141          28,219
                                                           --------------

  Insurance: 0.70%
  AXA UAP                                             467          52,524
                                                           --------------

  Oil and Gas: 0.28%
  Societe Nationale Elf Aquitaine                     150          21,088
                                                           --------------

  Real Estate: 0.18%
  Simco                                               166          13,618
                                                           --------------

  Retail Trade: 0.42%
  Carrefour                                            50          31,632
                                                           --------------

  Telecommunications: 1.13%
* France Telecom SA                                 1,233          85,042
                                                           --------------

  Utilities: 0.57%
  Total SA, Class B                                   332          43,161
                                                           --------------

  Total France                                                    497,069
                                                           --------------

                           Germany: 6.07%
  Automobiles: 1.05%
  Daimler-Benz AG                                     800          78,449
                                                           --------------

  Banks: 0.79%
  Deutsche Bank AG                                    700          59,277
                                                           --------------

  Chemicals: 0.89%
  BASF AG                                             750          35,526
  Bayer AG                                            600          30,947
                                                           --------------
                                                                   66,473
                                                           --------------

  Electronics: 0.65%
  Siemens AG                                          800          48,665
                                                           --------------

  Insurance: 1.03%
  Aachener & Muenchener Bet Namen AG                  100          11,684
  Allianz AG Holding                                  200          65,928
                                                           --------------
                                                                   77,612
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Oil and Gas: 0.45%
  Veba AG                                             500  $       34,072
                                                           --------------

  Pharmaceuticals: 0.47%
  Schering AG                                         300          35,352
                                                           --------------

  Retail Trade: 0.08%
  Metro Stamm AG                                      100           6,071
                                                           --------------

  Telecommunications: 0.66%
  Deutsche Telekom AG                               1,850          49,914
                                                           --------------

  Total Germany                                                   455,885
                                                           --------------

                             Hong Kong: 2.43%
  Airlines: 0.38%
  Cathay Pacific Airways Ltd.                      41,000          28,837
                                                           --------------

  Banks: 0.20%
  Hang Seng Bank                                    2,600          14,697
                                                           --------------

  Conglomerates: 0.65%
  Hutchison Whampoa Ltd.                            5,000          26,392
  Swire Pacific Ltd., Class A                       6,000          22,649
                                                           --------------
                                                                   49,041
                                                           --------------

  Real Estate: 0.64%
  Hang Lung Development Co.                        11,000          10,931
  New World Development Co.                         5,000           9,679
  Sun Hung Kai Properties                           5,000          21,230
  Wharf Holdings                                    6,000           5,924
                                                           --------------
                                                                   47,764
                                                           --------------

  Telecommunications: 0.14%
  Hong Kong Telecommunications                      5,600          10,516
                                                           --------------

  Tourism: 0.05%
  Shangri-La Asia Ltd.                              6,300           4,065
                                                           --------------

  Utilities: 0.37%
  CLP Holdings Ltd.                                 6,000          27,334
                                                           --------------

  Total Hong Kong                                                 182,254
                                                           --------------

                            Italy: 5.27%
  Automobiles: 0.53%
  Fiat SPA                                          9,000          39,391
                                                           --------------

  Banks: 0.81%
  Credito Italiano SPA                              7,500          39,260
  Istituto Banc San Paolo SPA                       1,500          21,645
                                                           --------------
                                                                   60,905
                                                           --------------

  Energy: 0.87%
  Eni SPA                                          10,000          65,540
                                                           --------------

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Insurance: 1.44%
  Assicurazioni Generali SPA                        2,250  $       73,163
  Istituto Naz Assicuraz SPA                        3,000           8,523
  Ras Riun Adriat Di Sicurt SPA                     2,000          26,047
                                                           --------------
                                                                  107,733
                                                           --------------

  Telecommunications: 1.30%
  Telecom Italia Mobile SPA                        10,000          61,152
  Telecom Italia SPA                                5,000          36,806
                                                           --------------
                                                                   97,958
                                                           --------------

  Utilities: 0.32%
  Edison SPA                                        3,000          24,075
                                                           --------------

  Total Italy                                                     395,602
                                                           --------------

                         Japan: 4.16%
  Automobiles: 0.35%
  Toyota Motor Corp.                                1,000          25,867
                                                           --------------

  Banks: 0.68%
  Sumitomo Bank                                     2,000          19,455
  The Bank of Tokyo-Mitsubishi                      3,000          31,754
                                                           --------------
                                                                   51,209
                                                           --------------

  Chemicals: 0.04%
  Dainippon Ink & Chemicals Ltd.                    1,000           3,062
                                                           --------------

  Electronics: 1.12%
  Hitachi Ltd.                                      1,000           6,521
* Matsushita Electric Industrial Corp. Ltd.         1,000          16,068
  Nintendo Corp. Ltd.                                 300          27,777
  Sharp Corp.                                       1,000           8,099
  Sony Corp.                                          300          25,831
                                                           --------------
                                                                   84,296
                                                           --------------

  Hospitals and Healthcare: 0.30%
  Sankyo Co. Ltd.                                   1,000          22,769
                                                           --------------

  Photographic Products: 0.61%
  Fuji Photo Film Ltd.                              1,000          34,802
  Fujitsu Ltd.                                      1,000          10,520
                                                           --------------
                                                                   45,322
                                                           --------------

  Telecommunications: 0.57%
  DDI Corp.                                            10          34,802
  Nippon Telegraph & Telephone Corp.                    1           8,286
                                                           --------------
                                                                   43,088
                                                           --------------

  Utilities: 0.21%
  Tokyo Electric Power Co.                            800          15,679
                                                           --------------

  Wholesale Distributors: 0.28%
  Nissho Iwai Corp.                                12,000          20,665
                                                           --------------

  Total Japan                                                     311,957
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
                           Malaysia: 0.42%
  Banks: 0.11%
  Malayan Banking Bhd.                              8,000  $        8,063
                                                           --------------

  Conglomerates: 0.09%
  Sime Darby Bhd.                                  10,000           6,896
                                                           --------------

  Telecommunications: 0.05%
  Telekom Malaysia Bhd.                             2,000           3,375
                                                           --------------

  Transportation: 0.17%
  Malaysia International Shipping Bhd.              9,000          13,128
                                                           --------------

  Total Malaysia                                                   31,462
                                                           --------------

                           Mexico: 1.84%
  Broadcasting: 0.50%
* Grupo Televisa SA                                 2,000          37,658
                                                           --------------

  Food and Beverages: 0.44%
  Grupo Modelo SA                                   4,000          33,163
                                                           --------------

  Retail Trade: 0.26%
* Cifra SA, Class V                                13,397          19,620
                                                           --------------

  Telecommunications: 0.64%
  Telefonos De Mexico SA, Class L                  20,000          47,741
                                                           --------------

  Total Mexico                                                    138,182
                                                           --------------

                           Netherlands: 4.63%
  Airlines: 0.11%
  KLM Royal Dutch Airlines NV                         200           8,121
                                                           --------------

  Banks: 0.40%
  ABN Amro Holding NV                               1,289          30,163
                                                           --------------

  Broadcasting: 0.41%
  Wolters Kluwer-Cva NV                               225          30,882
                                                           --------------

  Electronics: 0.56%
  Philips Electronics NV                              500          42,031
                                                           --------------

  Energy: 1.02%
  Royal Dutch Petroleum NV                          1,384          76,745
                                                           --------------

  Finance: 0.74%
  ING Groep NV                                        852          55,789
                                                           --------------

  Food and Beverages: 1.04%
  Heineken NV                                         468          18,382
  Unilever NV                                         752          59,666
                                                           --------------
                                                                   78,048
                                                           --------------

  Forest and Paper Products: 0.21%
  Koninklijke KNP BT NV                               400          15,397
                                                           --------------

ZWEIG FOREIGN EQUITY FUND

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Transportation: 0.14%
* TNT Post Group NV                                   400  $       10,225
                                                           --------------

  Total Netherlands                                               347,401
                                                           --------------

                         New Zealand: 1.12%
  Finance: 0.21%
  Brierley Investments Ltd.                        31,500          15,698
                                                           --------------

  Forest and Paper Products: 0.21%
  Carter Holt Harvey                               18,600          16,221
                                                           --------------

  Telecommunications: 0.60%
  Telecom Corp. of New Zealand                     10,900          44,926
                                                           --------------

  Tobacco: 0.06%
  Lion Nathan Ltd.                                  1,900           4,221
                                                           --------------

  Utilities: 0.04%
  Fletcher Challenge Energy                         1,200           2,866
                                                           --------------

  Total New Zealand                                                83,932
                                                           --------------

                       Singapore: 1.11%
  Airlines: 0.25%
  Singapore Airlines                                4,000          18,704
                                                           --------------

  Banks: 0.18%
  Overseas Chinese Banking Corp.                    4,000          13,613
                                                           --------------

  Broadcasting: 0.12%
  Singapore Press Holdings                          1,276           8,534
                                                           --------------

  Conglomerates: 0.03%
  Singapore Technologies Inc.                       3,000           2,220
                                                           --------------

  Electronics: 0.16%
* Creative Technology                               1,000          12,134
                                                           --------------

  Real Estate: 0.14%
  City Developments                                 2,000           5,587
  DBS Land                                          6,000           4,972
                                                           --------------
                                                                   10,559
                                                           --------------

  Telecommunications: 0.13%
  Singapore Telecom Inc.                            7,000           9,944
                                                           --------------

  Tourism: 0.10%
  Shangri-La Hotel Ltd.                             6,000           7,422
                                                           --------------

  Total Singapore                                                  83,130
                                                           --------------

                           Spain: 6.20%
  Banks: 2.63%
* Argentaria SA                                     1,600          35,953
  Banco Bilbao Vizcaya SA                           2,125         109,241
  Banco De Santander SA                             2,050          52,559
                                                           --------------
                                                                  197,753
                                                           --------------



                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Business Services: 0.11%
  Autopistas Cesa Co. SA                              500  $        7,757
  Autopistas Cesa Co. SA New Rights                   500             379
                                                           --------------
                                                                    8,136
                                                           --------------

  Energy: 0.51%
  Repsol Petroleo SA                                  700          38,637
                                                           --------------

  Telecommunications: 1.70%
  Telefonica De Espana SA                           2,750         127,360
                                                           --------------

  Tobacco: 0.14%
  Tabacalera SA, Class A                              500          10,256
                                                           --------------

  Utilities: 1.11%
  Endesa SA                                         2,525          55,336
  Iberdrola I SA                                    1,700          27,650
                                                           --------------
                                                                   82,986
                                                           --------------


  Total Spain                                                     465,128
                                                           --------------

                             Sweden: 5.69%
  Banks: 0.33%
  Sparbanken Sverige AB                               500          15,047
  Svenska Handelsbanken AB, Class A                   200           9,279
                                                           --------------
                                                                   24,326
                                                           --------------

  Business Services: 0.03%
  Esselte AB, Class A                                 100           2,219
                                                           --------------

  Chemicals: 0.06%
  AGA AB, Class A                                     300           4,702
                                                           --------------

  Consumer Products and Services: 0.34%
  Hennes & Mauritz AB, Class B                        400          25,530
                                                           --------------

  Electronics: 3.08%
  Ericsson LM AB, Class B                           7,900         230,812
                                                           --------------

  Forest and Paper Products: 0.17%
  Svenska Cellulosa AB, Class B                       500          12,947
                                                           --------------

  Hospitals and Healthcare: 1.39%
  Astra AB, Class A                                 5,100         104,239
                                                           --------------

  Machinery and Equipment: 0.29%
  Atlas Copco AB, Class A                             200           5,455
  Sandvik AB, Class A                                 600          16,590
                                                           --------------
                                                                   22,045
                                                           --------------


  Total Sweden                                                    426,820
                                                           --------------

                         Switzerland: 3.79%
  Banks: 0.54%
  Credit Suisse Group                                 100          22,251
  UBS Namen AG                                         50          18,592
                                                           --------------
                                                                   40,843
                                                           --------------

                                                  Number           Value
                                                of Shares        (Note 2)
-------------------------------------------------------------------------
  Business Services: 0.12%
  Adecco SA                                            20  $        9,019
                                                           --------------

  Food and Beverages: 0.86%
  Nestle SA                                            30          64,201
                                                           --------------

  Hospitals and Healthcare: 1.54%
  Novartis Inhaber AG                                  10          16,653
  Novartis Namen AG                                    30          49,921
  Roche Holding AG                                      5          49,100
                                                           --------------
                                                                  115,674
                                                           --------------

  Insurance: 0.34%
  Schweiz Ruckversiche                                 10          25,290
                                                           --------------

  Machinery and Equipment: 0.39%
  ABB AG Baden                                         20          29,536
                                                           --------------

  Total Switzerland                                               284,563
                                                           --------------

                       United Kingdom: 5.44%
  Banks: 1.20%
  Barclays Plc.                                       500          14,442
  HSBC Holdings                                       700          17,007
  Lloyds TSB Group Plc.                             4,200          58,658
                                                           --------------
                                                                   90,107
                                                           --------------

  Building Materials and Products: 0.20%
  Tarmac Plc.                                       2,400           4,315
  Wolseley Plc.                                     1,800          10,670
                                                           --------------
                                                                   14,985
                                                           --------------

  Business Services: 0.07%
  Railtrack Group Plc.                                200           4,902
                                                           --------------

  Consumer Products and Services: 1.09%
  Glaxo Holdings Plc.                               1,700          51,173
  Smithkline Beecham, Class A                       2,500          30,431
                                                           --------------
                                                                   81,604
                                                           --------------

  Engineering: 0.05%
  Taylor Woodrow Plc.                               1,100           3,689
                                                           --------------

  Food and Beverages: 0.36%
  Unilever Plc.                                     2,500          26,844
                                                           --------------

  Oil and Gas: 0.85%
  British Petroleum Plc.                            4,400          64,058
                                                           --------------

  Real Estate: 0.29%
  Land Securities Plc.                              1,400          21,667
                                                           --------------




                                              Number of
                                              Shares or           Value
                                        Principal Amount         (Note 2)
-------------------------------------------------------------------------
  Retail Trade: 0.47%
  Marks & Spencer Corp.                             3,900  $       35,597
                                                           --------------

  Telecommunications: 0.80%
  British Telecommunications Corp.                  4,900          60,300
                                                           --------------

  Utilities: 0.06%
  Scottish Power Plc.                                 500           4,413
                                                           --------------

  Total United Kingdom                                            408,166
                                                           --------------

  Total Common Stocks
    (Cost $4,643,860)                                           5,095,144
                                                           --------------

  UNITED STATES SHORT-TERM
    OBLIGATIONS: 11.94%
  Federal Home Loan Mortgage Corp.,
    Discount Notes: 9.28%
      5.44%, 7/30/98                           $  700,000         696,827
                                                           --------------

  United States Treasury Bills: 2.66%
      4.81%, 7/23/98                                50,000         49,851
                                                           --------------
      4.87%, 7/23/98                               100,000         99,701
                                                           --------------
      4.90%, 7/23/98                                50,000         49,850
                                                           --------------
                                                                  199,402
                                                           --------------

  Total United States Short-Term Obligations:
    (Cost $896,338)                                               896,229
                                                           --------------

  UNITED STATES REPURCHASE AGREEMENT: 18.16%
  With Morgan Stanley & Co., Inc.
    (dated 6/30/98), 6.25%, due 7/1/98 (Repurchase
    proceeds $1,363,237); collateralized by: $1,359,841
    Federal National Mortgage Association Bonds,
    6.50% - 7.64%, 7/1/2013 - 3/1/2025
    (Market value $1,394,087)                   1,363,000       1,363,000
                                                           --------------

  Total Repurchase Agreement
    (Cost $1,363,000)                                           1,363,000
                                                           --------------

  Total Investments in Securities
    (Cost $6,903,198)                                           7,354,373
                                                           --------------

  Net Unrealized Appreciation on Foreign Forward
   Currency Contracts (Note 4): 0.29%                              21,725
                                                           --------------

  Total Investments (Cost $6,903,198)               98.27%      7,376,098
  Other Assets                                       2.12         158,893
                                                   ------  --------------
    Total Assets                                   100.39%      7,534,991
    Total Liabilities (Note 5)                      (0.39)        (29,471)
                                                   ------  --------------
  Net Assets (Note 6)                              100.00% $    7,505,520
                                                   ======  ==============

ZWEIG FOREIGN EQUITY FUND

Class A Shares
Net asset value (NAV) and redemption price per share
  ($1,115,960/86,127 shares)                                       $12.96
                                                                   ======

Maximum public offering price per share -
  NAV/(1- Maximum sales charge) ($12.96/.945)                      $13.71
                                                                   ======


Class B Shares
Net asset value and offering price per share
  ($1,635,376/126,645 shares)                                      $12.91
                                                                   ======

  Redemption price per share                                           **
                                                                   ======


Class C Shares
Net asset value and offering price per share
  ($3,607,964/279,518 shares)                                      $12.91
                                                                   ======

  Redemption price per share..                                         **
                                                                   ======



Class I Shares
Net asset value, offering and redemption price per share
  ($1,146,220/88,332 shares)                                       $12.98
                                                                   ======

-------------------------------------------------------------------------------
*  Non-income producing security.
** Varies by length of time shares are held (Note 3b).

For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $6,903,198 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation                              $764,120
Gross unrealized depreciation                              (291,220)
                                                           --------
Net unrealized appreciation                                $472,900
                                                           ========


                                                                   % Net
Industry Breakdown--Foreign Stocks                  Value          Assets
-------------------------------------------------------------------------
Aerospace                                        $    5,440         0.07%
Airlines                                             55,662         0.74%
Automobiles                                         143,707         1.91%
Banks                                               916,412        12.21%
Broadcasting                                         91,592         1.22%
Building Materials and Products                      14,985         0.20%
Business Services                                    70,612         0.94%
Chemicals                                           115,225         1.53%
Conglomerates                                       156,182         2.08%
Consumer Products and Services                      180,557         2.41%
Electronics                                         513,723         6.85%
Energy                                              186,647         2.49%
Engineering                                           3,689         0.05%
Finance                                              71,487         0.95%
Food and Beverages                                  334,039         4.45%
Forest and Paper Products                            65,895         0.88%
Homebuilders                                         34,060         0.45%
Hospitals and Healthcare                            242,682         3.23%
Insurance                                           263,159         3.51%
Machinery and Equipment                              60,076         0.80%
Metals and Mining                                    62,709         0.84%
Newspapers                                           69,164         0.92%
Oil and Gas                                         119,218         1.59%
Pharmaceuticals                                      35,352         0.47%
Photographic Products                                45,322         0.60%
Real Estate                                          93,608         1.25%
Recreational Products                                 7,369         0.10%
Retail Trade                                        132,049         1.76%
Telecommunications                                  665,612         8.87%
Tobacco                                              14,477         0.19%
Tourism                                              11,487         0.15%
Transportation                                       66,250         0.88%
Utilities                                           226,031         3.01%
Wholesale Distributors                               20,665         0.28%
                                                 ----------        ------
                                                 $5,095,144        67.88%
                                                 ==========        ======

                       See notes to financial statements.

ZWEIG GOVERNMENT FUND

Statement of Net Assets as of June 30, 19998 (Unaudited)


                                               Principal          Value
                                                 Amount          (Note 2)
-------------------------------------------------------------------------
UNITED STATES GOVERNMENT
   & AGENCY OBLIGATIONS: 97.60%
Federal Home Loan Mortgage Corp.,
  Modified Mtge. Pass-Through
  Securities: 0.74%
     10.50%, 1/1/2001                          $   12,119  $       12,889
     10.50%, 6/1/2001                              81,715          89,376
     11.50%, 10/1/2015                             59,740          66,909
     12.00%, 11/1/2015                            104,441         118,018
                                                           --------------
         \                                                        287,192
                                                           --------------

Federal National Mortgage Assn.,
  Modified Mtge. Pass-Through
  Securities: 0.10%
     12.50%, 10/1/2014                             34,150          38,910
                                                           --------------

Federal National
   Mortgage Assn.: 2.58%
     Deb., 8.25%, 12/18/2000                      950,000       1,006,501
                                                           --------------

Government National Mortgage Assn.,
   Modified Mtge. Pass-Through
   Securities: 0.25%
     12.50%, 11/20/2013                            20,474          23,277
     12.00%, 9/15/2015                             51,772          58,939
     8.00%, 8/15/2022                              14,666          15,211
                                                           --------------
                                                                   97,427
                                                           --------------

Private Export Funding Corp.: 2.66%
     7.90%, 3/31/2000                           1,000,000       1,036,848
                                                           --------------

United States Treasury
  Bonds: 21.33%
     10.75%, 2/15/2003                          1,000,000       1,208,751
     10.75%, 5/15/2003                          2,000,000       2,437,502
     12.00%, 8/15/2013                          1,025,000       1,522,446
     7.25%, 8/15/2022                           1,900,000       2,274,657
     7.50%, 11/15/2024                            700,000         868,438
                                                           --------------
                                                                8,311,794
                                                           --------------

United States Treasury
  Notes: 69.94%
     6.25%, 8/31/2000                           3,300,000       3,349,503
     6.375%, 8/15/2002                          1,200,000       1,236,751
     7.25%, 5/15/2004                           1,036,000       1,124,384
     6.875%, 5/15/2006                          7,900,000       8,559,160
     6.50%, 10/15/2006                          3,600,000       3,825,004
     6.625%, 5/15/2007                          7,400,000       7,955,008
     6.375%, 8/15/2027                          1,100,000       1,208,626
                                                           --------------
                                                               27,258,436
                                                           --------------

Total United States Government &
  Agency Obligations (Cost $37,235,450)                        38,037,108
                                                           --------------





                                               Principal          Value
                                                 Amount          (Note 2)
-------------------------------------------------------------------------
REPURCHASE AGREEMENT: 1.22%
With Morgan Stanley & Co., Inc.,
  (dated 6/30/98), 6.25%, due
  7/1/98 (Repurchase proceeds
  $474,082); collateralized by:
  $482,825 Federal National Mortgage
  Association Bonds, 6.167%, 4/1/2018
  (Market value $487,744)                      $474,000    $      474,000
                                                           --------------

Total Repurchase Agreement
  (Cost $474,000)                                                 474,000
                                                           --------------

Total Investments (Cost $37,709,450)              98.82%      38,511,108
Other Assets                                       1.76          686,646
                                                 ------    --------------
  Total Assets                                   100.58%       39,197,754
  Total Liabilities (Note 5)                      (0.58)         (225,921)
                                                 ------    --------------
Net Assets (Note 6)                              100.00%   $   38,971,833
                                                 ======    ==============

Weighted Average Duration                                       6.0 years
                                                                =========


Class A Shares
Net asset value ("NAV") and redemption
  price per share ($26,994,902/2,654,263 shares)                   $10.17
                                                                   ======

Maximum public offering price per share -
  NAV/(1 - maximum sales charge) ($10.17/.9525)                    $10.68
                                                                   ======

Class B Shares
Net asset value and  offering price per share
  ($1,250,058/122,228 shares)                                      $10.23
                                                                   ======

Redemption price per share                                              *
                                                                   ======

Class C Shares
Net asset value and offering price per share
  ($9,639,748/949,684 shares)                                      $10.15
                                                                   ======

Redemption price per share                                              *
                                                                   ======

Class I Shares
Net asset value, offering and redemption price per share
  ($1,087,125/106,655 shares)                                      $10.19
                                                                   ======


-------------------------------------------------------------------------------
*  Varies by length of time shares are held. (Note 3b)

For Federal income tax purposes, the tax basis of investments owned at June 30, 1998 was $37,709,450 and net unrealized appreciation on investments consisted of:

Gross unrealized appreciation                         $ 1,078,447
Gross unrealized depreciation                            (276,789)
                                                      -----------
Net unrealized appreciation                           $   801,658
                                                      ===========

ZWEIG GOVERNMENT CASH FUND

Statement of Net Assets as of June 30, 1998 (Unaudited)


                                               Principal          Value
                                                 Amount          (Note 2)
-------------------------------------------------------------------------
UNITED STATES GOVERNMENT
   AGENCY OBLIGATIONS: 72.42%


Federal Farm Credit Bank,
  Discount Notes: 6.61%
     5.46%, 7/1/98                             $5,000,000  $    5,000,000
                                                           --------------



Federal Home Loan Mortgage Corp.,
  Discount Notes: 32.88%
     5.47%, 7/24/98                             5,000,000       4,982,526
     5.47%, 7/27/98                             5,000,000       4,980,247
     5.45%, 7/29/98                             5,000,000       4,978,806
     5.42%, 8/26/98                             5,000,000       4,957,845
     5.42%, 9/8/98                              5,000,000       4,948,058
                                                           --------------
                                                               24,847,482
                                                           --------------



Federal National Mortgage Assn.,
  Discount Notes: 32.93%
     5.41%, 7/15/98                             5,000,000       4,989,481
     5.42%, 7/15/98                             5,000,000       4,989,461
     5.47%, 7/17/98                             5,000,000       4,987,844
     5.44%, 8/20/98                             5,000,000       4,962,222
     5.41%, 8/27/98                             5,000,000       4,957,171
                                                           --------------
                                                               24,886,179
                                                           --------------


Total United States Government
  Agency Obligations (Cost $54,733,661)                        54,733,661
                                                           --------------





                                               Principal          Value
                                                 Amount          (Note 2)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 28.86%
With Morgan Stanley & Co., Inc.
  (dated 6/30/98), 6.25%, due 7/1/98
  (Repurchase proceeds $18,811,265);
  collateralized by: $18,876,289; Federal
  National Mortgage Association Bonds,
  6.926% - 7.82%, 6/1/2024 - 8/1/2027
  (Market value $19,387,171)                  $18,808,000  $   18,808,000
                                                           --------------

With Prudential Securities, Inc.
  (dated 6/30/98), 6.05%, due 7/1/98
  (Repurchase proceeds $3,000,504);
  collateralized by: $3,088,000 United
  States Treasury Bills, 4.925%, 9/3/98
  (Market value $3,060,542)                     3,000,000       3,000,000
                                                           --------------

Total Repurchase Agreements (Cost $21,808,000)                 21,808,000
                                                           --------------

Total Investments (Cost $76,541,661)               101.28%     76,541,661
Other Assets                                         0.78         589,944
                                                   ------  --------------
  Total Assets                                     102.06%     77,131,605
  Total Liabilities (Note 5)                        (2.06)     (1,554,882)
                                                   ------  --------------
Net Assets (Note 6)                                100.00%    $75,576,723
                                                   ======  ==============

Net asset value, offering and redemption price per share
  (2,996,652 Class A Shares, 421,540 Class B Shares,
  3,101,820 Class C Shares, 6,679 Class I Shares and
  69,050,032 Class M Shares)                                        $1.00
                                                                    =====

Weighted average days to maturity                                      24
                                                                    =====

                       See notes to financial statements.

ZWEIG SERIES TRUST

Statement of Operations for the Six Months Ended June 30, 1998 (Unaudited) (In Thousands)


                                               Zweig        Zweig      Zweig  Zweig Growth          Zweig      Zweig       Zweig
                                            Strategy Appreciation    Managed      & Income Foreign Equity Government  Government
                                                Fund         Fund     Assets          Fund           Fund       Fund   Cash Fund
                                            -------- ------------    -------  ------------ -------------- ----------  ----------
Investment Income:
Income:
      Dividends *                            $ 7,928      $ 3,383    $ 3,564        $  327           $ 69       $ --        $ --
      Interest                                 3,971        1,560      7,719           121             33      1,299       2,107
--------------------------------------------------------------------------------------------------------------------------------
           Total Income                       11,899        4,943     11,283           448            102      1,299       2,107
--------------------------------------------------------------------------------------------------------------------------------
Expenses: (Note 2)
      Advisory fees (Note 3)                   4,740        2,963      2,821           152             27        119         189
      Distribution fees, Class A (Note 3)        854          455        174            12              1         41           5
      Distribution fees, Class B (Note 3)        436          138        115            76              6          6           2
      Distribution fees, Class C (Note 3)      3,031        1,296      2,114            77             12         37           4
      Distribution fees, Class M (Note 3)         --           --         --            --             --         --          25
      Transfer agent fees                        655          306        285             3             12         43          33
      Custodian fees                              81           42        131            17             11          7           9
      Portfolio accounting fees                  119           88         98            18              6         16           4
      Professional fees                           56           34         41             7              9          3           3
      Reports to shareholders                    142           60         57             3              1          5           5
      Registration fees                           29           23         19            17             39         17          20
      Insurance                                   18            8          8             1             --          1           1
      Trustees' fees                              14            7          7             2              2          2           3
      Amortization of organization
        expenses                                  --           --         13             3              3         --          --
      Miscellaneous                               15            7          8            --             --          1           1
--------------------------------------------------------------------------------------------------------------------------------
           Total expenses                     10,190        5,427      5,891           388            129        298         304
      Less: Expenses reimbursed by
        investment adviser (Note 3)               --           --         --           (14)           (70)        --        (136)
--------------------------------------------------------------------------------------------------------------------------------
           Net expenses                       10,190        5,427      5,891           374             59        298         168
--------------------------------------------------------------------------------------------------------------------------------
           Net investment income (loss)        1,709         (484)     5,392            74             43      1,001       1,939
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains
   (Losses) on Investments and
   Foreign Currency:
Net realized gains (losses):
   Security transactions                      93,780       99,267     14,740         1,952             13        648          --
   Futures and options transactions           (4,638)      (4,876)    (1,255)         (177)             5         --          --
   Currency transactions                          --           --      2,626            --             16         --          --
--------------------------------------------------------------------------------------------------------------------------------
           Net realized gains                 89,142       94,391     16,111         1,775             34        648          --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in unrealized
   appreciation of investments and
   foreign currency                            7,744      (47,743)    33,653           339            429       (369)         --
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
   on investments and foreign currency        96,886       46,648     49,764         2,114            463        279          --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations                 $98,595      $46,164    $55,156        $2,188           $506     $1,280      $1,939
================================================================================================================================
   *  Net of taxes withheld on foreign
        dividends                             $  116        $  56     $  208          $  3            $ 9       $ --        $ --
================================================================================================================================


                       See notes to financial statements.

ZWEIG SERIES TRUST

Statement of Changes in Net Assets for the Six Months Ended June 30, 1998 and for the Year Ended December 31, 1997
(Unaudited) (In Thousands)

                                                                                      Zweig                               Zweig
                                                                              Strategy Fund                   Appreciation Fund
                                                              -----------------------------         ---------------------------
                                                                  1998                 1997               1998             1997
                                                              -----------------------------         ---------------------------
Increase (Decrease) in Net Assets:

Operations:
  Net investment income (loss)                              $    1,709           $   10,080           $   (484)        $  1,487
  Net realized gains (losses) on investments                    89,142              131,682             94,391           53,881
  Unrealized appreciation (depreciation) of investments
    and foreign currency                                         7,744               56,468            (47,743)          54,154
--------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                                             98,595              198,230             46,164          109,522
--------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from
    net investment income:
  Class A                                                       (1,977)              (6,761)                --           (1,474)
  Class B                                                           --                 (297)                --              --
  Class C                                                           --               (2,955)                --              --
  Class I                                                           (5)                 (14)                --              (19)
  Class M                                                           --                   --                 --               --
Distributions to shareholders from net
    realized gains on investments:
  Class A                                                           --              (56,611)                --          (19,748)
  Class B                                                           --               (7,516)                --           (1,403)
  Class C                                                          --               (59,242)                --          (16,881)
  Class I                                                           --                 (105)                --             (180)
--------------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions to shareholders             (1,982)            (133,501)                --          (39,705)
--------------------------------------------------------------------------------------------------------------------------------
  Capital share transactions (Note 7):
  Net proceeds from sale of shares                              64,552              146,735             57,134           62,499
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions                  1,612              103,555                --            32,564
--------------------------------------------------------------------------------------------------------------------------------
                                                                66,164              250,290             57,134           95,063
  Cost of shares redeemed                                     (126,327)            (325,599)           (62,269)        (102,831)
--------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets derived from
    capital share transaction                                  (60,163)             (75,309)            (5,135)          (7,768)
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                         36,450              (10,580)            41,029           62,049

NET ASSETS:
  Beginning of period                                        1,235,123            1,245,703            567,250          505,201
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                             $1,271,573           $1,235,123           $608,279         $567,250
================================================================================================================================
Undistributed net investment income (loss)                  $     (392)          $     (119)          $   (825)        $   (341)
================================================================================================================================

(1) Commenced operations on November 24, 1997

    See notes to financial statements.

                  Zweig            Zweig Growth &                    Zweig                       Zweig                     Zweig
         Managed Assets               Income Fund      Foreign Equity Fund             Government Fund      Government Cash Fund
   --------------------     ---------------------      -------------------         -------------------      --------------------
      1998         1997         1998         1997          1998    1997(1)            1998        1997          1998        1997
   --------------------     ---------------------      -------------------         -------------------      --------------------


   $ 5,392     $ 10,101     $     74       $  374        $   43   $      3         $ 1,001    $ 2,182       $  1,939     $ 3,067
    16,111       50,282        1,775          537            34        (11)            648         77             --          --

    33,653       15,151          339        3,781           429         44            (369)       987            --           --
---------------------------------------------------------------------------------------------------------------------------------

    55,156       75,534        2,188        4,692           506         36           1,280      3,246          1,939       3,067
---------------------------------------------------------------------------------------------------------------------------------


    (1,360)          --          (34)        (107)           --         (1)           (686)    (1,566)           (87)       (140)
      (215)          --          (12)         (98)           --         --             (27)       (35)            (8)        (16)
    (3,406)          --          (12)        (145)           --         (1)           (234)      (556)           (69)       (165)
       (33)          --           (9)         (27)           --         (2)            (28)       (26)           (11)        (55)
        --           --           --           --            --         --              --         --         (1,764)     (2,691)



        --      (15,307)          --           --            --         --              --         --             --          --
        --       (2,356)          --           --            --         --              --         --             --          --
        --      (56,348)          --           --            --         --              --         --             --          --
        --         (349)          --           --            --         --              --         --             --          --
---------------------------------------------------------------------------------------------------------------------------------
    (5,014)     (74,360)         (67)        (377)           --         (4)           (975)    (2,183)        (1,939)     (3,067)
---------------------------------------------------------------------------------------------------------------------------------

    36,557       56,900       12,787       22,306         3,788      3,336           2,418      3,744        265,434     360,029

     3,906       56,413           58          310            --          3             570      1,275            876       1,727
---------------------------------------------------------------------------------------------------------------------------------
    40,463      113,313       12,845       22,616         3,788      3,339           2,988      5,019        266,310     361,756
   (50,414)    (125,455)      (2,927)      (2,775)         (104)       (55)         (4,847)   (14,248)      (252,901)   (354,188)
---------------------------------------------------------------------------------------------------------------------------------

    (9,951)     (12,142)       9,918       19,841         3,684      3,284          (1,859)    (9,229)        13,409       7,568
---------------------------------------------------------------------------------------------------------------------------------
    40,191      (10,968)      12,039       24,156         4,190      3,316          (1,554)    (8,166)        13,409       7,568

   539,296      550,264       33,967        9,811         3,316          0          40,526     48,692         62,168      54,600
---------------------------------------------------------------------------------------------------------------------------------
  $579,487     $539,296      $46,006      $33,967        $7,506     $3,316         $38,972    $40,526        $75,577     $62,168
=================================================================================================================================
  $    284        $ (94)        $  4      $    (3)       $   42     $   (1)        $    55    $    29        $    --        $ --
=================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1998 (unaudited)

Note 1--Organization

Zweig Series Trust (the "Trust"), organized as a Delaware business trust, is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Trust presently consists of seven separate investment portfolios ("Series"): Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund, Zweig Foreign Equity Fund, Zweig Government Fund and Zweig Government Cash Fund (formerly named Zweig Cash Fund). Each Series offers Class A, Class B, Class C and Class I Shares and Zweig Government Cash Fund also offers Class M Shares.

Note 2--Significant Accounting Policies

(a) General: Securities transactions are recorded on trade date. Realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and income tax purposes. Distributions to shareholders and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Direct expenses are charged to each class or Series and general expenses are allocated in proportion to net assets. Organization expenses are amortized on a straight-line basis over the first 60 months of operations of a Series. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(b) Portfolio Valuation: Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available (of which there were none at June 30, 1998) are valued at fair value as determined under procedures approved by the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). Zweig Government Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Act.

(c) Futures Contracts and Option Accounting Principles: Initial margin deposits on futures contracts are recorded as assets. The value of such contracts are "marked to market" daily and changes are recognized as unrealized gains or losses. Variation margin payments are recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Series realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract. When a Series writes an option, an amount equal to the premium received is recorded as an asset and a corresponding liability. The liability is subsequently "marked to market" daily. When an option written is exercised, the proceeds of sale of the underlying security are increased by the premium originally received and the Series realizes a gain or loss. When an option written expires or the Series enters into a closing purchase transaction, the liability is extinguished and the Series realizes a gain or loss.

(d) Foreign Currency Translation: Assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates on the valuation date. Purchases and sales of securities, expense payments and income receipts are translated into U.S. dollars using the exchange rate on the transaction date. The Trust does not segregate that portion of the results of operations resulting from changes in foreign exchange rates from the portion resulting from changes in market prices of securities held; both are included in net realized and unrealized gains or losses.

(e) Off-Balance-Sheet Risk, Repurchase Agreements and Derivatives: Foreign securities and forward foreign currency contracts may involve risks relating to the level of governmental supervision and regulation of foreign markets, and the possibility of political or economic instability. With respect to forward foreign currency contracts and repurchase agreements, losses may arise if the counterparty does not perform under the contract or agreement. The Trust's investment manager monitors the requirement that the market value of the securities used to collateralize a repurchase agreement exceed the dollar amount of the counterparty's obligation to repurchase. A Series' use of futures contracts, forward foreign currency contracts and options involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of net assets. These derivative financial instruments ("derivatives") are used to adjust the risk and return characteristics of a Series' portfolio. Derivatives are not used for the purpose of leverage. The objective in buying or selling a derivative instrument is to increase or decrease a Series' exposure to changing security prices, interest rates or currency exchange rates. If the Manager misjudges market conditions or employs a strategy that does not correlate well with the Series' other investments, use of these derivatives could result in a loss, regardless of the Manager's original intent to reduce risk.

(f) Federal Income Taxes: It is the policy of each Series to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders; therefore, no provision for federal income tax is required.

(g) Dividends and Distributions to Shareholders: Dividends and distributions are declared separately for each class of shares of a Series. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

At October 31, 1997 (each Series' tax fiscal year-end), Zweig Government Fund had capital loss carryforwards, including acquired loss carryforwards, of $2,631,923, $249,274, $7,227,155 and $1,010,121 expiring October 31, 1998, 1999,
2002 and 2004 respectively; available to offset any net capital gains subsequently realized, subject to certain limitations.

Note 3--Investment Advisory Fees and Other Transactions with Affiliates

(a) Investment Manager: The Trust's investments are managed by Zweig/Glaser Advisers (the "Manager"). The Manager's investment advisory fee is based on the average daily net assets of each Series at the following annual rates: Zweig Strategy Fund and Zweig Growth & Income Fund - 0.75%; Zweig Appreciation Fund, Zweig Managed Assets and Zweig Foreign Equity Fund - 1.00%; Zweig Government Fund - 0.60%; and Zweig Government Cash Fund - 0.50%. The fees are accrued daily and paid monthly. Investment advisory fees for the six months ended June 30, 1998 aggregated $11,011,128 before expense reimbursements.

The Manager has voluntarily undertaken to limit the expenses of Zweig Government Cash Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1999 to 0.35% of its average daily net assets. During the six months ended June 30, 1998, the Manager's reimbursements to Zweig Government Cash Fund aggregated $136,181. The Manager reserves the right to discontinue this expense limitation at any time after April 30, 1999.

The Manager has voluntarily undertaken to limit the expenses of Zweig Foreign Equity Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1999 to 1.50% of its average daily net assets. During the six months ended June 30, 1998, the Manager's reimbursements to Zweig Foreign Equity Fund aggregated $69,961. The Manager reserves the right to discontinue this expense limitation at any time after April 30, 1999.

The Manager had voluntarily undertaken to limit the expenses of Zweig Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, the distribution fees described below and extraordinary expenses) until April 30, 1998 to 1.00% of its average daily net assets. During the six months ended June 30, 1998, the Manager's reimbursements to Zweig Growth & Income Fund aggregated $13,761.

(b) Principal Distributor: Zweig Securities Corp. (the "Distributor") serves as principal distributor of shares of the Trust. The Trust's Class A Shares (excluding Zweig Government Cash Fund shares) are sold with an initial sales charge, Class B Shares and Class C Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge, and Class I Shares and Class M Shares are sold without a sales charge. During the six months ended June 30, 1998, the Distributor's share of the initial and contingent deferred sales charges was $165,464 and $262,653, respectively.

Pursuant to a Rule 12b-1 plan of distribution, the Trust pays the Distributor a combined service and distribution fee equal to an annual rate of 0.30% of average daily net assets for each Series of Class A Shares, 1.00% for each Series of Class B Shares, and 1.00% for Class C Shares of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets, Zweig Growth & Income Fund and Zweig Foreign Equity Fund, 0.75% for Class C Shares of Zweig Government Fund and 0.30% for Class C Shares of Zweig Government Cash Fund, respectively. A separate Rule 12b-1 distribution sharing plan for Class M Shares of Zweig Government Cash Fund provides that service organizationsmay be paid up to 0.30% of average daily net assets equally by the Class M Shares and the Manager. Class I Shares, which are available for purchase by tax-exempt retirement plans of the Distributor and its affiliates and certain institutional investors, do not have a Rule 12b-1 Plan.

During the six months ended June 30, 1998, the Trust paid Zweig Securities Corp. brokerage commissions of $412,105 in connection with portfolio transactions effected by it.

One Trustee and all of the officers of the Trust are also officers of the Manager and/or the Distributor.

Note 4--Purchases and Sales of Securities and Forward Currency Contracts

     During the six months ended June 30, 1998, purchase and sale transactions of the Trust, excluding repurchase transactions, short-term obligations held to maturity, and futures contracts, were:

                                               Zweig            Zweig           Zweig    Zweig Growth           Zweig         Zweig
                                            Strategy     Appreciation         Managed        & Income  Foreign Equity    Government
                                                Fund             Fund          Assets            Fund            Fund          Fund
                                        ------------     ------------    ------------     -----------  --------------   -----------
Securities purchases                    $425,094,573     $293,303,127    $159,143,449     $28,771,946      $2,997,012   $12,426,594
Securities sales                         634,796,208     377,275,304      178,874,636      24,436,173         543,669    11,216,638

     Forward currency contracts outstanding at June 30, 1998, for Zweig Managed Assets were:

                                                                                                       Net Unrealized
                                                                       Settlement                        Appreciation
                           Contracts to Deliver    In Exchange For           Date               Value   (Depreciation)
                         ----------------------    ---------------     ----------       -------------  ---------------
Sales
 Australian Dollar       A$          30,700,000      $ 18,051,600         9/16/98       $ (19,030,997)    $  (979,397)
 Danish Krone            DKr         41,200,000         6,067,747         9/16/98          (6,011,495)         56,252
 Finnish Markka          Fim         71,000,000        13,003,663         9/16/98         (12,996,862)          6,801
 French Franc            ff         244,000,000        40,333,553         9/16/98         (40,546,811)       (213,258)
 German Deutsche Mark    DM          78,100,000        43,297,594         9/16/98         (43,472,726)       (175,132)
 Italian Lira            Lira    53,700,000,000        30,115,504         9/16/98         (30,251,519)       (136,015)
 Netherlands Guilder     NLG         11,800,000         5,833,498         9/16/98          (5,828,621)          4,877
 New Zealand Dollar      NZ$         10,800,000         5,313,600         9/16/98          (5,577,662)       (264,062)
 Spanish Peseta          Pta      5,150,000,000        33,725,156         9/16/98         (33,734,642)         (9,486)
 Swedish Krona           SKr        141,000,000        17,472,119         9/16/98         (17,736,971)       (264,852)
 U.K. Pound Sterling     (pound)     24,500,000        39,788,000         9/16/98         (40,697,975)       (909,975)
                                                     ------------                       -------------     -----------
                                                     $253,002,034                       $(255,886,281)    $(2,884,247)
                                                     ============                       =============     ===========
Purchases
 Australian Dollar        $           6,383,475     A$ 10,500,000         9/16/98       $   6,508,973     $   125,498
                          =====================                                         =============     ===========
Net Unrealized Appreciation on Foreign Forward Currency Contracts                                         $(2,758,749)
                                                                                                          ===========

     Forward currency contracts outstanding at June 30, 1998, for Zweig Foreign Equity Fund were:

                                                                                                       Net Unrealized
                                                                       Settlement                        Appreciation
                           Contracts to Deliver    In Exchange For           Date               Value   (Depreciation)
                         ----------------------    ---------------     ----------       -------------  ---------------
Sales
   Australian Dollar     A$               410,000      $    255,721         7/29/98       $    (254,028)    $     1,693
   Austrian Schilling    AS             2,700,000           213,144         7/29/98            (212,996)            148
   Belgium Franc         BEF            4,900,000           133,880         7/29/98            (131,913)          1,967
   Canadian Dollar       Can$             220,000           151,881         7/29/98            (149,707)          2,174
   Danish Krone          DKr              906,000           133,167         7/29/98            (131,909)          1,258
   Finnish Markka        Fim               70,000           104,165         7/29/98            (104,070)             95
   French Franc          ff             2,950,000           488,811         7/29/98            (488,825)            (14)
   German Deutsche Mark  DM               820,000           455,733         7/29/98            (455,130)            603
   Italian Lira          Lira         750,000,000           427,350         7/29/98            (422,119)          5,231
   Japanese Yen          (Y)           43,500,000           316,364         7/29/98            (314,837)          1,527
   Netherlands Guilder   NLG              720,000           354,981         7/29/98            (354,596)            385
   New Zealand Dollar    NZ$              195,000           103,350         7/29/98            (101,025)          2,325
   Spanish Peseta        Pta           71,500,000           467,427         7/29/98            (467,539)           (112)
   Swedish Krona         SKr            3,360,000           431,405         7/29/98            (421,848)          9,557
   Swiss Franc           Sf               430,000           289,562         7/29/98            (284,347)          5,215
   U.K. Pound Sterling   (pound)          250,000           406,075         7/29/98            (416,402)        (10,327)
                                                       ------------                       -------------     -----------
                                                       $  4,733,016                       $  (4,711,291)    $    21,725
                                                       ============                       =============     ===========

Note 5--Liabilities--June 30, 1998 (in thousands)

                                         Zweig           Zweig       Zweig   Zweig Growth            Zweig        Zweig       Zweig
                                      Strategy    Appreciation     Managed       & Income   Foreign Equity   Government  Government
                                          Fund            Fund      Assets           Fund             Fund         Fund   Cash Fund
                                      --------    ------------     -------   ------------   --------------   ----------  ----------
Advisory fee                            $  52          $   33      $   32           $  1              $--        $   1      $     1
Distribution and service fees             716             316         404             30                4           14            6
Capital shares redeemed                 2,534             668         642             92               --          164        1,214
Dividends                                  --              --          --             --               --           --          302
Securities purchased                       --              --         273             --               --           --           --
Variation margin payable                   --             103          --             --               --           --           --
Accrued expenses                          583             264         384              1               25           47           32
                                       --------------------------------------------------------------------------------------------
    Total Liabilities                  $3,885          $1,384      $1,735           $124              $29         $226       $1,555
                                       ============================================================================================

Note 6--Net Assets--June 30, 1998 (in thousands)

                                             Zweig         Zweig      Zweig  Zweig Growth           Zweig        Zweig       Zweig
                                          Strategy  Appreciation    Managed      & Income  Foreign Equity   Government  Government
                                              Fund          Fund     Assets          Fund            Fund         Fund   Cash Fund
                                         ---------  ------------   --------  ------------  --------------   ----------  ----------
Net Assets consist of:
   Capital paid-in                       $  937,775     $393,580   $486,702       $39,522           $6,968     $45,394     $75,577
   Undistributed net
      investment income (loss)                 (392)        (825)       284             4               42          55          --
   Accumulated net realized gain (loss)     127,290      114,039     10,829         2,307               23      (7,279)         --
   Net unrealized appreciation
      of investments                        206,900      101,485     81,672         4,173              473         802          --
                                         -----------------------------------------------------------------------------------------
                                         $1,271,573     $608,279   $579,487       $46,006           $7,506     $38,972     $75,577
                                         =========================================================================================

Note 7--Capital Shares

     The Trust has unlimited authorized shares of beneficial interest ($0.10 par value), divided into Series and issued in classes (see note 1). Capital share transactions for the six months ended June 30, 1998 and for the year ended December 31, 1997 are set forth below.

                                                      Class A                Class B                  Class C
                                       ----------------------  ---------------------  -----------------------
                                             1998        1997       1998        1997        1998         1997
                                       ----------   ---------  ---------   ---------  ----------   ----------
Zweig Strategy Fund
  Sold                                  1,066,032   2,807,598  1,016,573   2,096,572   1,786,063    4,383,171
  Issued in reinvestment of
   dividends and distributions             95,317   3,252,707         --     381,258         --     2,907,657
  Redeemed                             (3,971,930) (8,921,797)  (257,267)   (441,368) (3,344,901) (11,191,028)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease)           (2,810,581) (2,861,492)   759,306   2,036,462  (1,558,838)  (3,900,200)
=============================================================================================================
Zweig Appreciation Fund
  Sold                                  1,638,027   1,060,202    513,161     734,181     779,455    1,773,391
  Issued in reinvestment of
   dividends and distributions                --    1,003,794         --      67,139          --      719,068
  Redeemed                             (2,187,514) (3,337,609)   (51,432)   (108,903)   (904,917)  (2,605,708)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease)             (549,487) (1,273,613)   461,729     692,417    (125,462)    (113,249)
=============================================================================================================
Zweig Managed Assets
  Sold                                    655,810     742,760    618,512     877,242   1,411,986    2,570,807
  Issued in reinvestment of
   dividends and distributions             83,466   1,025,936     11,411     133,637     185,441    3,309,309
  Redeemed                               (885,745) (2,057,937)   (74,918)    (85,618) (2,683,370)  (7,007,366)
-------------------------------------------------------------------------------------------------------------
     Net increase  (decrease)            (146,469)   (289,241)   555,005     925,261  (1,085,943)  (1,127,250)
=============================================================================================================
Zweig Growth & Income Fund
  Sold                                    174,017     342,607    383,666     665,724     328,467      692,913
  Issued in reinvestment of dividends       2,087       7,885        597       5,498         675        9,040
  Redeemed                                (66,359)    (73,249)   (22,353)    (39,965)   (114,843)    (112,060)
-------------------------------------------------------------------------------------------------------------
     Net increase                         109,745     277,243    361,910     631,257     214,299      589,893
=============================================================================================================
Zweig Foreign Equity Fund (3)
  Sold                                     52,002      40,901     66,232      62,246     181,117      102,702
  Issued in reinvestment of dividends          --          40         --          35          --           39
  Redeemed                                 (2,011)     (4,805)    (1,868)         --      (4,340)          --
-------------------------------------------------------------------------------------------------------------
     Net increase                          49,991      36,136     64,364      62,281     176,777      102,741
=============================================================================================================
Zweig Government Fund (2)
  Sold                                     69,605      75,151     21,493     105,575     147,582       96,406
  Issued in reinvestment of dividends      39,023      91,379      1,431       2,045      13,306       33,910
  Redeemed                               (235,504)   (834,248)   (20,348)    (40,014)   (222,827)    (578,962)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease)             (126,876)   (667,718)     2,576      67,606     (61,939)    (448,646)
=============================================================================================================
Zweig Government Cash Fund (1)
  Sold                                 23,615,296   2,563,843    278,817   1,317,811   2,202,749    3,683,651
  Issued in reinvestment of dividends      50,871     115,524      6,876      13,873      62,172      151,967
  Redeemed                            (23,141,747) (3,567,262)  (200,405) (1,028,383) (1,823,735)  (5,710,310)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease)              524,420    (887,895)    85,288     303,301     441,186   (1,874,692)
=============================================================================================================

                                                     Class I
                                         -------------------
                                             1998       1997
                                          -------    -------
Zweig Strategy Fund
  Sold                                         --          10
  Issued in reinvestment of
   dividends and distributions                299       7,517
  Redeemed                                 (4,060)         --
-------------------------------------------------------------
     Net increase (decrease)               (3,761)      7,527
=============================================================
Zweig Appreciation Fund
  Sold                                      1,935          10
  Issued in reinvestment of
   dividends and distributions                 --      10,810
  Redeemed                                (51,978)         --
-------------------------------------------------------------
     Net increase (decrease)              (50,043)     10,820
=============================================================
Zweig Managed Assets
  Sold                                      1,104      20,576
  Issued in reinvestment of
   dividends and distributions              2,297      26,984
  Redeemed                                (73,705)    (67,477)
-------------------------------------------------------------
     Net increase  (decrease)             (70,304)    (19,917)
=============================================================
Zweig Growth & Income Fund
  Sold                                         --     111,492
  Issued in reinvestment of dividends         635       2,097
  Redeemed                                     --          --
-------------------------------------------------------------
     Net increase                             635     113,589
=============================================================
Zweig Foreign Equity Fund (3)
  Sold                                         --      88,192
  Issued in reinvestment of dividends          --         140
  Redeemed                                     --          --
-------------------------------------------------------------
     Net increase                              --      88,332
=============================================================
Zweig Government Fund (2)
  Sold                                         --     101,214
  Issued in reinvestment of dividends       2,786       2,655
  Redeemed                                     --          --
-------------------------------------------------------------
     Net increase (decrease)                2,786     103,869
=============================================================
Zweig Government Cash Fund (1)
  Sold                                  1,432,583   1,359,182
  Issued in reinvestment of dividends      11,534      59,598
  Redeemed                             (1,537,000) (2,720,000)
-------------------------------------------------------------
     Net increase (decrease)              (92,883) (1,301,220)
=============================================================

(1) For the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively, shares of Zweig Government Cash Fund Class M sold were 237,904,767 and 351,104,043; shares issued in reinvestment of dividends were 744,973 and 1,386,181; and shares redeemed were 226,199,000 and 341,161,977 for a net increase of 12,450,740 and 11,328,247 shares, respectively.
(2)  Class I Shares of Zweig Government Fund commenced operations on July 14,
     1997.
(3)  Zweig Foreign Equity Fund commenced operations on November 24, 1997.

Note 8--Borrowings

     The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000. The Trust has not used the Line of Credit since it was established on July 21, 1997. If a Series uses the Line of Credit, it will be collateralized by that Series' portfolio.

FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout the six months ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, 1994 and 1993 (Unaudited)

                                            Net
                  Net                  Realized                           Distributions
                Asset                       and                Dividends       from Net          Total  Net Asset
                Value           Net  Unrealized   Total from    from Net       Realized      Dividends      Value
Period      Beginning    Investment       Gains   Investment  Investment        Capital            and        End      Total
 Ended      of Period  Income (Loss)    (Losses)  Operations      Income          Gains  Distributions  of Period  Return***
------      ---------  ------------- -----------  ----------  ----------  -------------  -------------  ---------  ---------
Zweig Strategy Fund Class A
  1998         $15.77          $0.06       $1.25       $1.31      $(0.06)      $     --         $(0.06)    $17.02       8.31%
  1997          15.01           0.20        2.49        2.69       (0.19)         (1.74)         (1.93)     15.77      18.07
  1996          14.51           0.20        1.68        1.88       (0.20)         (1.18)         (1.38)     15.01      13.00
  1995          12.36           0.27        2.80        3.07       (0.37)         (0.55)         (0.92)     14.51      25.12
  1994          12.52           0.24       (0.10)       0.14       (0.20)         (0.10)         (0.30)     12.36       1.14
  1993          13.60           0.13        1.72        1.85       (0.12)         (2.81)         (2.93)     12.52      14.97
Zweig Strategy Fund Class B (3)
  1998          15.86             --        1.25        1.25          --             --             --      17.11       7.88
  1997          15.07           0.07        2.53        2.60       (0.07)         (1.74)         (1.81)     15.86      17.33
  1996          15.12           0.06        1.13        1.19       (0.06)         (1.18)         (1.24)     15.07       7.88**
Zweig Strategy Fund Class C
  1998          15.81             --        1.25        1.25          --             --             --      17.06       7.91
  1997          15.04           0.07        2.52        2.59       (0.08)         (1.74)         (1.82)     15.81      17.30
  1996          14.56           0.11        1.66        1.77       (0.11)         (1.18)         (1.29)     15.04      12.19
  1995          12.35           0.16        2.82        2.98       (0.22)         (0.55)         (0.77)     14.56      24.26
  1994          12.51           0.15       (0.10)       0.05       (0.11)         (0.10)         (0.21)     12.35       0.41
  1993          13.61           0.05        1.71        1.76       (0.05)         (2.81)         (2.86)     12.51      14.18
Zweig Strategy Fund Class I (4)
  1998          15.87           0.09        1.25        1.34       (0.08)            --          (0.08)     17.13       8.45
  1997          15.07           0.23        2.54        2.77       (0.23)         (1.74)         (1.97)     15.87      18.52
  1996          15.42           0.04        0.83        0.87       (0.04)         (1.18)         (1.22)     15.07       5.68**
Zweig Appreciation Fund Class A
  1998          18.27           0.02        1.51        1.53       --                --             --      19.80       8.37
  1997          15.90           0.10        3.67        3.77       (0.09)         (1.31)         (1.40)     18.27      23.83
  1996          15.91           0.17        2.25        2.42       (0.17)         (2.26)         (2.43)     15.90      15.39
  1995          13.54           0.16        3.05        3.21       (0.33)         (0.51)         (0.84)     15.91      24.00
  1994          14.33           0.16       (0.43)      (0.27)      (0.06)         (0.46)         (0.52)     13.54      (1.83)
  1993          13.10           0.07        1.83        1.90       (0.06)         (0.61)         (0.67)     14.33      14.65
Zweig Appreciation Fund Class B (3)
  1998          18.13          (0.05)       1.49        1.44       --                --             --      19.57       7.94
  1997          15.82          (0.02)       3.64        3.62       --             (1.31)         (1.31)     18.13      22.97
  1996          16.34           0.03        1.74        1.77       (0.03)         (2.26)         (2.29)     15.82      11.01**
Zweig Appreciation Fund Class C
  1998          18.10          (0.05)       1.49        1.44       --                --             --      19.54       7.96
  1997          15.79          (0.02)       3.64        3.62       --             (1.31)         (1.31)     18.10      23.01
  1996          15.83           0.06        2.22        2.28       (0.06)         (2.26)         (2.32)     15.79      14.54
  1995          13.36           0.06        3.03        3.09       (0.11)         (0.51)         (0.62)     15.83      23.20
  1994          14.19           0.06       (0.43)      (0.37)      --             (0.46)         (0.46)     13.36      (2.55)
  1993          13.01          (0.01)       1.80        1.79       --             (0.61)         (0.61)     14.19      13.84
Zweig Appreciation Fund Class I (4)
  1998          18.46           0.08        1.49        1.57       --                --             --      20.03       8.51
  1997          16.04           0.15        3.71        3.86       (0.13)         (1.31)         (1.44)     18.46      24.17
  1996          17.28           0.04        1.02        1.06       (0.04)         (2.26)         (2.30)     16.04       6.30**
Zweig Managed Assets Class A (1)
  1998          12.72           0.17        1.18        1.35       (0.16)            --          (0.16)     13.91      10.62
  1997          12.75           0.13        1.83        1.96       --             (1.99)         (1.99)     12.72      15.47
  1996          12.48           0.35        0.86        1.21       (0.45)         (0.49)         (0.94)     12.75       9.80
  1995          11.76           0.47        1.40        1.87       (0.75)         (0.40)         (1.15)     12.48      16.26
  1994          12.38           0.33       (0.69)      (0.36)      (0.26)            --          (0.26)     11.76      (2.93)
  1993          11.34           0.22        1.13        1.35       (0.14)         (0.17)         (0.31)     12.38      11.98
Zweig Managed Assets Class B (3)
  1998          12.79           0.11        1.20        1.31       (0.11)            --          (0.11)     13.99      10.24
  1997          12.90           0.04        1.84        1.88       --             (1.99)         (1.99)     12.79      14.67
  1996          12.43           0.13        1.00        1.13       (0.17)         (0.49)         (0.66)     12.90       9.11**
Zweig Managed Assets Class C (1)
  1998          12.63           0.12        1.17        1.29       (0.11)            --          (0.11)     13.81      10.22
  1997          12.76           0.04        1.82        1.86       --             (1.99)         (1.99)     12.63      14.67
  1996          12.49           0.27        0.85        1.12       (0.36)         (0.49)         (0.85)     12.76       9.03
  1995          11.73           0.38        1.40        1.78       (0.62)         (0.40)         (1.02)     12.49      15.44
  1994          12.36           0.23       (0.68)      (0.45)      (0.18)            --          (0.18)     11.73      (3.66)
  1993          11.34           0.15        1.13        1.28       (0.09)         (0.17)         (0.26)     12.36      11.34

                                   Ratios to Average
                                          Net Assets
                                --------------------
                                                 Net  Portfolio     Net Assets
                                          Investment   Turnover  End of Period
                                Expenses      Income       Rate  (in thousands)
                                --------  ----------  ---------  --------------
Zweig Strategy Fund Class A
  1998                         $    1.23%*      0.65%*       76%*      $562,710
  1997                              1.24        1.20        126         565,721
  1996                              1.28        1.27        181         581,149
  1995                              1.27        1.92         95         558,286
  1994                              1.40        1.90         70         424,805
  1993                              1.43        1.00        359         405,884
Zweig Strategy Fund Class B (3)
  1998                              1.93*      (0.05)*       76*         95,913
  1997                              1.94        0.50        126          76,820
  1996                              1.98*       0.57*       181          42,317
Zweig Strategy Fund Class C
  1998                              1.93*      (0.05)*       76*        611,859
  1997                              1.94        0.50        126         591,512
  1996                              1.98        0.57        181         621,334
  1995                              1.97        1.22         95         530,300
  1994                              2.10        1.20         70         307,011
  1993                              2.13        0.30        359         188,631
Zweig Strategy Fund Class I (4)
  1998                              0.93*       0.95*        76*          1,091
  1997                              0.94        1.50        126           1,070
  1996                              0.98*       1.57*       181             903
Zweig Appreciation Fund Class A
  1998                              1.49*       0.17*       109*        307,447
  1997                              1.52        0.61         77         293,809
  1996                              1.62        1.03         88         275,935
  1995                              1.63        1.10         68         272,590
  1994                              1.70        1.09         97         213,400
  1993                              1.73        0.52         69         230,230
Zweig Appreciation Fund Class B (3)
  1998                              2.19*      (0.53)*      109*         32,919
  1997                              2.22       (0.09)        77          22,122
  1996                              2.32*       0.33*        88           8,350
Zweig Appreciation Fund Class C
  1998                              2.19*      (0.53)*      109*        265,948
  1997                              2.22       (0.09)        77         248,584
  1996                              2.32        0.33         88         218,714
  1995                              2.33        0.40         68         195,204
  1994                              2.40        0.39         97         139,397
  1993                              2.43       (0.18)        69         105,957
Zweig Appreciation Fund Class I (4)
  1998                              1.19*       0.47*       109*          1,965
  1997                              1.22        0.91         77           2,735
  1996                              1.32*       1.33*        88           2,202
Zweig Managed Assets Class A (1)
  1998                              1.54*       2.46*        63*        119,259
  1997                              1.59        2.40        168         110,908
  1996                              1.64        2.64        187         114,837
  1995                              1.59        3.69        239         141,110
  1994                              1.68        2.70        299         154,441
  1993                              1.67*       1.93*       196         121,620
Zweig Managed Assets Class B (3)
  1998                              2.24*       1.76*        63*         27,577
  1997                              2.29        1.70        168          18,117
  1996                              2.34*       1.94*       187           6,339
Zweig Managed Assets Class C (1)
  1998                              2.24*       1.76*        63*        430,769
  1997                              2.29        1.70        168         407,625
  1996                              2.34        1.94        187         426,194
  1995                              2.29        2.99        239         527,432
  1994                              2.38        2.00        299         570,710
  1993                              2.37*       1.23*       196         429,088

                                            Net
                  Net                  Realized                           Distributions
                Asset                       and                Dividends       from Net          Total  Net Asset
                Value           Net  Unrealized   Total from    from Net       Realized      Dividends      Value
Period      Beginning    Investment       Gains   Investment  Investment        Capital            and        End      Total
 Ended      of Period  Income (Loss)    (Losses)  Operations      Income          Gains  Distributions  of Period  Return***
------      ---------  ------------- -----------  ----------  ----------  -------------  -------------  ---------  ---------
Zweig Managed Assets Class I (4)
  1998         $13.05          $0.31       $1.09       $1.40      $(0.25)        $   --         $(0.25)    $14.20      10.73%
  1997          12.99           0.09        1.96        2.05          --          (1.99)         (1.99)     13.05      15.88
  1996          13.02           0.05        0.45        0.50       (0.04)         (0.49)         (0.53)     12.99       3.83**
Zweig Growth & Income Fund Class A (5)
  1998(16)      13.73           0.06        0.83        0.89       (0.06)            --          (0.06)     14.56       6.45
  1997(15)      11.37           0.24        2.36        2.60       (0.24)            --          (0.24)     13.73      23.12
  1996(14)      11.34           0.01        0.03        0.04       (0.01)            --          (0.01)     11.37       0.39**
Zweig Growth & Income Fund Class B (5)
  1998(16)      13.73           0.01        0.83        0.84       (0.01)            --          (0.01)     14.56       6.12
  1997(15)      11.37           0.16        2.36        2.52       (0.16)            --          (0.16)     13.73      22.29
  1996(14)      11.34           0.01        0.03        0.04       (0.01)            --          (0.01)     11.37       0.33**
Zweig Growth & Income Fund Class C (5)
  1998(16)      13.71           0.01        0.83        0.84       (0.01)            --          (0.01)     14.54       6.13
  1997(15)      11.38           0.17        2.33        2.50       (0.17)            --          (0.17)     13.71      22.15
  1996(14)      11.34           0.01        0.04        0.05       (0.01)            --          (0.01)     11.38       0.42**
Zweig Growth & Income Fund Class I (5)
  1998(16)      13.77           0.08        0.84        0.92       (0.08)            --          (0.08)     14.61       6.65
  1997(15)      11.37           0.24        2.40        2.64       (0.24)            --          (0.24)     13.77      23.42
  1996(14)      11.34           0.02        0.03        0.05       (0.02)            --          (0.02)     11.37       0.41**
Zweig Foreign Equity Fund Class A (7)
  1998(18)      11.45           0.09        1.42        1.51          --             --             --      12.96      13.19
  1997(17)      11.34           0.01        0.11        0.12       (0.01)            --          (0.01)     11.45       1.09**
Zweig Foreign Equity Fund Class B (7)
  1998(18)      11.45           0.06        1.40        1.46          --             --             --      12.91      12.75
  1997(17)      11.34           0.01        0.11        0.12       (0.01)            --          (0.01)     11.45       1.03**
Zweig Foreign Equity Fund Class C (7)
  1998(18)      11.45           0.06        1.40        1.46          --             --             --      12.91      12.75
  1997(17)      11.34           0.01        0.11        0.12       (0.01)            --          (0.01)     11.45       1.03**
Zweig Foreign Equity Fund Class I (7)
  1998(18)      11.46           0.12        1.40        1.52          --             --             --      12.98      13.26
  1997(17)      11.34           0.02        0.12        0.14       (0.02)            --          (0.02)     11.46       1.22**
Zweig Government Fund Class A
  1998          10.09           0.26        0.07        0.33       (0.25)            --          (0.25)     10.17       3.34
  1997           9.81           0.52        0.28        0.80       (0.52)            --          (0.52)     10.09       8.42
  1996(13)      10.39           0.53       (0.58)      (0.05)      (0.53)            --          (0.53)      9.81      (0.42)
  1995(+)        9.63           0.52        0.77        1.29       (0.53)            --          (0.53)     10.39      13.84
  1994          10.43           0.50       (0.79)      (0.29)      (0.51)            --          (0.51)      9.63      (2.83)
  1993          10.01           0.55        0.46        1.01       (0.59)            --          (0.59)     10.43      10.35
Zweig Government Fund Class B (3)
  1998          10.15           0.23        0.08        0.31       (0.23)            --          (0.23)     10.23       3.04
  1997           9.86           0.46        0.26        0.72       (0.43)            --          (0.43)     10.15       7.55
  1996(13)       9.76           0.29        0.11        0.40       (0.30)            --          (0.30)      9.86       4.16**
Zweig Government Fund Class C
  1998          10.08           0.24        0.07        0.31       (0.24)            --          (0.24)     10.15       3.12
  1997           9.81           0.48        0.27        0.75       (0.48)            --          (0.48)     10.08       7.86
  1996(13)      10.38           0.49       (0.58)      (0.09)      (0.48)            --          (0.48)      9.81      (0.82)
  1995(+)        9.62           0.48        0.76        1.24       (0.48)            --          (0.48)     10.38      13.27
  1994          10.40           0.46       (0.79)      (0.33)      (0.45)            --          (0.45)      9.62      (3.18)
  1993          10.02           0.52        0.41        0.93       (0.55)            --          (0.55)     10.40       9.48
Zweig Government Fund Class I (6)
  1998          10.11           0.28        0.07        0.35       (0.27)            --          (0.27)     10.19       3.50
  1997           9.88           0.26        0.23        0.49       (0.26)            --          (0.26)     10.11       5.01**
Zweig Government Cash Fund Class A (2)
  1998(11)       1.00           0.02          --        0.02       (0.02)            --          (0.02)      1.00       2.47
  1997(10)       1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       4.97
  1996(9)        1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       4.83
  1995(8)        1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       5.08
  1994           1.00           0.03          --        0.03       (0.03)            --          (0.03)      1.00       2.55**
Zweig Government Cash Fund Class B (3)
  1998(11)       1.00           0.02          --        0.02       (0.02)            --          (0.02)      1.00       2.11
  1997(10)       1.00           0.04          --        0.04       (0.04)            --          (0.04)      1.00       4.24
  1996(9)        1.00           0.03          --        0.03       (0.03)            --          (0.03)      1.00       3.03**

                                   Ratios to Average
                                          Net Assets
                                --------------------
                                                 Net  Portfolio     Net Assets
                                          Investment   Turnover  End of Period
                                Expenses      Income       Rate  (in thousands)
                                --------  ----------  ---------  --------------
Zweig Managed Assets Class I (4)
  1998                              1.24%*      2.76%*       63%*       $ 1,881
  1997                              1.29        2.70        168           2,645
  1996                              1.34*       2.94*       187           2,893
Zweig Growth & Income Fund Class A (5)
  1998(16)                          1.32*       0.87*       135*          8,848
  1997(15)                          1.30        2.26        120           6,836
  1996(14)                          1.30*       1.47*         2           2,508
Zweig Growth & Income Fund Class B (5)
  1998(16)                          2.02*       0.17*       135*         17,905
  1997(15)                          2.00        1.56        120          11,920
  1996(14)                          2.00*       0.77*         2           2,693
Zweig Growth & Income Fund Class C (5)
  1998(16)                          2.02*       0.17*       135*         17,455
  1997(15)                          2.00        1.56        120          13,525
  1996(14)                          2.00*       0.77*         2           4,509
Zweig Growth & Income Fund Class I (5)
  1998(16)                          1.02*       1.17*       135*          1,798
  1997(15)                          1.00        2.56        120           1,686
  1996(14)                          1.00*       1.77*         2             101
Zweig Foreign Equity Fund Class A (7)
  1998(18)                          1.80*       2.06*        27*          1,116
  1997(17)                          1.80*       1.20*        64*            414
Zweig Foreign Equity Fund Class B (7)
  1998(18)                          2.50*       1.36*        27*          1,635
  1997(17)                          2.50*       0.50*        64*            713
Zweig Foreign Equity Fund Class C (7)
  1998(18)                          2.50*       1.36*        27*          3,608
  1997(17)                          2.50*       0.50*        64*          1,177
Zweig Foreign Equity Fund Class I (7)
  1998(18)                          1.50*       2.36*        27*          1,146
  1997(17)                          1.50*       1.50*        64*          1,012
Zweig Government Fund Class A
  1998                              1.38*       5.18*        62*         26,995
  1997                              1.36        5.26        128          28,062
  1996(13)                          1.14        5.25        170          33,848
  1995(+)                           1.26        5.22        195          42,207
  1994                              1.28        5.07        191          47,622
  1993                              1.30        5.46        256          60,207
Zweig Government Fund Class B (3)
  1998                              2.08*       4.48*        62*          1,250
  1997                              2.06        4.56        128           1,215
  1996(13)                          1.84*       4.55*       170             513
Zweig Government Fund Class C
  1998                              1.83*       4.73*        62*          9,640
  1997                              1.81        4.81        128          10,199
  1996(13)                          1.59        4.80        170          14,330
  1995(+)                           1.71        4.77        195          19,778
  1994                              1.73        4.62        191          22,599
  1993                              1.75        5.01        256          21,301
Zweig Government Fund Class I (6)
  1998                              1.08*       5.48*        62*          1,087
  1997                              1.06*       5.56*       128           1,050
Zweig Government Cash Fund Class A (2)
  1998(11)                          0.65*       4.92*       N/A           2,997
  1997(10)                          0.65        4.85        N/A           2,472
  1996(9)                           0.65        4.73        N/A           3,360
  1995(8)                           0.87        4.97        N/A           3,661
  1994                              0.62**      2.52**      N/A           4,303
Zweig Government Cash Fund Class B (3)
   1998(11)                         1.35*       4.22*       N/A             422
   1997(10)                         1.35        4.15        N/A             336
   1996(9)                          1.35*       4.03*       N/A              33

                                            Net
                  Net                  Realized                           Distributions
                Asset                       and                Dividends       from Net          Total  Net Asset
                Value           Net  Unrealized   Total from    from Net       Realized      Dividends      Value
Period      Beginning    Investment       Gains   Investment  Investment        Capital            and        End      Total
 Ended      of Period  Income (Loss)    (Losses)  Operations      Income          Gains  Distributions  of Period  Return***
------      ---------  ------------- -----------  ----------  ----------  -------------  -------------  ---------  ---------
Zweig Government Cash Fund Class C (2)
  1998(11)      $1.00          $0.02          --       $0.02      $(0.02)            --         $(0.02)     $1.00       2.47%
  1997(10)       1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       4.97
  1996(9)        1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       4.83
  1995(8)        1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       5.08
  1994           1.00           0.03          --        0.03       (0.03)            --          (0.03)      1.00       2.55**
Zweig Government Cash Fund Class I (4)
  1998(11)       1.00           0.03          --        0.03       (0.03)            --          (0.03)      1.00       2.62
  1997(10)       1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       5.28
  1996(9)        1.00           0.01          --        0.01       (0.01)            --          (0.01)      1.00       0.80**
Zweig Government Cash Fund Class M (12)
  1998           1.00           0.03          --        0.03       (0.03)            --          (0.03)      1.00       2.58
  1997           1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       5.22
  1996           1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       5.09
  1995           1.00           0.05          --        0.05       (0.05)            --          (0.05)      1.00       5.32
  1994           1.00           0.04          --        0.04       (0.04)            --          (0.04)      1.00       3.67
  1993           1.00           0.03          --        0.03       (0.03)            --          (0.03)      1.00       2.86

                                   Ratios to Average
                                          Net Assets
                                --------------------
                                                 Net  Portfolio     Net Assets
                                          Investment   Turnover  End of Period
                                Expenses      Income       Rate  (in thousands)
                                --------  ----------  ---------  --------------
Zweig Government Cash Fund Class C (2)
  1998(11)                          0.65%*      4.92%*      N/A         $ 3,102
  1997(10)                          0.65        4.85        N/A           2,661
  1996(9)                           0.65        4.73        N/A           4,535
  1995(8)                           0.87        4.97        N/A           4,458
  1994                              0.62**      2.52**      N/A           5,040
Zweig Government Cash Fund Class I (4)
  1998(11)                          0.35*       5.22*       N/A               7
  1997(10)                          0.35        5.15        N/A             100
  1996(9)                           0.35*       5.03*       N/A           1,401
Zweig Government Cash Fund Class M (12)
  1998                              0.42*       5.15*       N/A          69,050
  1997                              0.41        5.09        N/A          56,599
  1996                              0.40        4.98        N/A          45,271
  1995                              0.64        5.20        N/A          48,515
  1994                              0.70        3.58        N/A          78,149
  1993                              0.70        2.83        N/A          92,471

---------
(1)  Commenced operations on February 8, 1993.
(2)  Commenced operations on May 1, 1994.
(3)  Commenced operations on April 8, 1996.
(4)  Commenced operations on November 1, 1996.
(5)  Commenced operations on November 26, 1996.
(6)  Commenced operations on July 14, 1997.
(7)  Commenced operations on November 24, 1997.
(8) During 1995, the Manager voluntarily reimbursed Zweig Cash Fund Class A and Class C $.005 and $.003 per share (0.47%
     and 0.28% ratio of expenses to average net assets), respectively.
(9) During 1996, the Manager voluntarily reimbursed Zweig Cash Fund Class A, Class B, Class C and Class I $.007, $.007, $.006 and $.004 per share (0.66%, 0.60%, 0.60% and 0.38% ratio of expenses to average net assets), respectively.
(10) During 1997, the Manager voluntarily reimbursed Zweig Cash Fund Class A, Class B, Class C and Class I $.011, $.058, $.01 and $.005 per share (1.09%, 6.14%, 1.00% and 0.47% ratio of expenses to average net assets), respectively.
(11) During 1998, the Manager voluntarily reimbursed Zweig Cash Fund Class A, Class B, Class C and Class I $.005, $.031, $.006 and $.004 per share (0.91%, 6.21%, 1.13% and 0.73% ratio of expenses to average net assets), respectively.
(12) During 1998, 1997, 1996, 1995, 1994 and 1993, the Manager voluntarily reimbursed Zweig Cash Fund Class M $.001, $.002, $.003, $.001, $.002 and $.001 per share (0.27%, 0.32%, 0.32%, 0.10%, 0.15% and 0.08% ratio of expenses to average net assets), respectively.
(13) During 1996, the Manager voluntarily reimbursed Zweig Government Fund Class A, Class B and Class C $.002, $.003 and $.002 per share (0.22%, 0.26% and 0.22% ratio of expenses to average net assets), respectively.
(14) During 1996, the Manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.021, $.021, $.021 and $.021 per share (2.07%, 2.07%, 2.07% and 2.07% ratio of expenses to average net assets), respectively.
(15) During 1997, the Manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.058, $.058, $.058 and $.058 per share (1.00%, 1.00%, 1.00% and 1.00% ratio of expenses to average net assets), respectively.
(16) During 1998, the Manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.005, $.005, $.005 and $.005 per share (0.07%, 0.07%, 0.07% and 0.07% ratio of expenses to average net assets), respectively.
(17) During 1997, the Manager voluntarily reimbursed Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.03, $.03, $.03 and $.03 per share (3.35%, 3.35%, 3.35% and 3.35% ratio of expenses to average net assets), respectively.
(18) During 1998, the Manager voluntarily reimbursed Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.15, $.15, $.15 and $.15 per share (2.53%, 2.53%, 2.53% and 2.53% ratio of expenses to average net assets), respectively.
*    Annualized
**   Not Annualized
*** Total Return does not consider the effect of any initial or contingent deferred sales charge.
(+)  Based on the average of the number of shares outstanding during the year.

ZWEIG SERIES TRUST

Trustees
James Balog
Claire B. Benenson
S. Leland Dill
Eugene J. Glaser
Donald B. Romans

Officers
Eugene J. Glaser
Chairman, Chief Executive Officer
  and Trustee

Martin E. Zweig
President

David Katzen
Senior Vice President

Barry M. Mandinach
First Vice President

Carlton B. Neel
First Vice President

Alfred J. Ratcliffe
First Vice President & Treasurer

Charles I. Leone
First Vice President
  & Assistant Secretary

Annemarie Gilly
First Vice President

Jeffrey Lazar
Vice President

Marc Baltuch
Secretary

Thomas Disbrow
Assistant Vice President
  & Assistant Treasurer

Beth Abraham
Assistant Vice President

Rhonda Berzner
Assistant Vice President


Investment Manager
Zweig/Glaser Advisers
900 Third Avenue--31st Floor
New York, NY 10022-4728

Principal Distributor
Zweig Securities Corp.
900 Third Avenue--31st Floor
New York, NY 10022-4728

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

Servicing Agent
Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

Design: The Blank Page, Inc. New York, NY

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